UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Campbell Soup Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BUILDING MOMENTUM

21

2022

23

Campbell's

NOTICE OF 2022
ANNUAL MEETING
OF SHAREHOLDERS
& PROXY STATEMENT

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

WHEN

Wednesday, November 30, 2022
9:00 a.m. Eastern Time

WHERE

Live Webcast at

http://www.meetnow.global/CPB2022

ITEMS OF BUSINESS

1.	Elect the 13 director nominees recommended by the Board for a one-year term.
2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023.
3.	Vote on an advisory resolution to approve the fiscal 2022 compensation of our named executive officers, commonly referred to as a “Say on Pay” vote.
4.	Approve the Campbell Soup Company 2022 Long-Term Incentive Plan.
5.	Vote on a shareholder proposal regarding a report on certain supply chain practices, if properly presented at the 2022 Annual Meeting.
6.	Vote on a shareholder proposal regarding a report on how the Company’s 401(k) retirement fund investments contribute to climate change, if properly presented at the 2022 Annual Meeting.
7.	Transact any other business properly brought before the meeting.

PROXY VOTING

Your vote is extremely important. Even if you plan to attend the live webcast of the annual meeting, please vote as soon as possible using the Internet, by telephone, or by completing, signing, dating and returning your proxy card.

Using the Internet and voting at the
website listed on the proxy card or
the e-proxy notice;

Using the toll-free phone number
listed on the proxy card or voting
instruction form; or

Signing, dating and mailing the proxy
card or voting instruction form in the
enclosed postage-paid envelope.

RECORD DATE

Shareholders of record as of the close of business on October 3, 2022 are entitled to notice of, and to vote at, the 2022 Annual Meeting of Shareholders (“2022 Annual Meeting”) of Campbell Soup Company (the “Company”).

FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS

This year’s Annual Meeting of Shareholders will be conducted virtually via live webcast. We have designed the format of the 2022 Annual Meeting so that shareholders attending virtually have the same rights and opportunities as they would have at a physical meeting. Shareholders will be able to submit questions during the meeting using online tools, providing our shareholders with the opportunity for meaningful engagement with the Company.

Access to the Audio Webcast of the Annual Meeting: The live audio webcast of the 2022 Annual Meeting will begin at 9:00 a.m. Eastern Time. Online access to the audio webcast will be open prior to the start of the 2022 Annual Meeting to allow time for you to log in and test your device’s audio system.

Attendance Instructions: Shareholders will be unable to physically attend the 2022 Annual Meeting. The 2022 Annual Meeting will be held virtually via a live webcast. To attend the virtual meeting, go to http://www.meetnow.global/CPB2022. In order to vote and examine the Company’s share list during the 2022 Annual Meeting, you will also need the 15-digit control number found on your Notice of Internet Availability, your proxy card or on the instructions that accompany your proxy materials.

Campbell Soup Company   |   2022 Proxy Statement    01

Submitting Questions at the Annual Meeting: An online portal is available to shareholders at http://www.meetnow.global/CPB2022 where you can view and download our proxy materials and our Annual Report on Form 10-K for the year ended July 31, 2022 and vote your shares. On the day of, and during, the 2022 Annual Meeting, you can view our agenda and meeting procedures and submit questions on http://www.meetnow.global/CPB2022. Shareholders must have their 15-digit control number to submit questions. Shareholders will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the 2022 Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted that are pertinent to the Company and the items being voted on by shareholders during the 2022 Annual Meeting, as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the 2022 Annual Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficient use of the Company’s resources, and address all shareholder questions, we will respond to no more than two questions from any single shareholder.

Technical Assistance: Online access to the webcast will be open prior to the start of the 2022 Annual Meeting to allow time for you to log in and test your computer audio system. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the meeting in advance or during the meeting time, please call (888) 724-2416 (toll-free) or (781) 575-2748 (international).

Your vote is extremely important. Even if you plan to attend the 2022 Annual Meeting live via webcast, please vote as soon as possible using the internet, by telephone, or by completing, signing, dating and returning your proxy card or voting instruction form.

Thank you for your continued support, interest and investment in Campbell Soup Company.

By Order of the Board of Directors,

Charles A. Brawley, III
Senior Vice President, Corporate Secretary and
Deputy General Counsel

October 18, 2022

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

On or about October 18, 2022, we began mailing a Notice Regarding Internet Availability of Proxy Materials (“Notice”) to our shareholders and mailing paper copies of the proxy statement and the accompanying proxy card and other proxy materials to those shareholders who specifically requested paper copies. The proxy materials were also posted to www.envisionreports.com/cpb on this date for access by registered shareholders. Shareholders who do not own shares in their own name, but own shares through a bank or broker, may access our proxy materials, including our annual report for the fiscal year ended July 31, 2022 at www.edocumentview.com/cpb.

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WHERE TO OBTAIN FURTHER INFORMATION

Shareholders may receive a copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2022 (“2022 Form 10-K”), and copies of our Code of Business Conduct and Ethics, Corporate Governance Standards, and the charters of the four standing committees of the Board of Directors, without charge, by:

(1)	writing to Investor Relations, Campbell Soup Company, 1 Campbell Place, Camden, NJ 08103; or

(2)	emailing the Company’s Investor Relations Department at IR@campbells.com.

These documents are or will be available on our corporate website at www.investor.campbellsoupcompany.com.

Shareholders may elect to receive future distributions of annual reports and proxy statements by electronic delivery and vote Campbell shares online. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to the Resources portion of our website at www.investor.campbellsoupcompany.com and click on “E-Delivery”.

04	PROXY STATEMENT SUMMARY
12	2022 ANNUAL MEETING INFORMATION
15	ITEM 1 - ELECTION OF DIRECTORS
15	Director Qualifications and Board Composition
17	Director Nominees
25	CORPORATE GOVERNANCE POLICIES AND PRACTICES
25	Board Leadership Structure
25	Director Independence
26	Majority Voting
26	Process for Nomination and Evaluation of Director Candidates
27	Evaluations of Board Performance
27	Transactions with Related Persons
28	Board Oversight of Enterprise Risk
28	Information Security
29	Environmental, Social and Governance
30	Social Impact
31	Director Orientation and Continuing Education
31	Director Service on Other Public Company Boards
31	Code of Ethics
31	Communicating with the Board
32	Board Meetings and Committees
34	Compensation of Directors
36	ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
39	ITEM 3 - ADVISORY VOTE ON FISCAL 2022 EXECUTIVE COMPENSATION
40	COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
41	What Happened in 2022?
42	What Are Our Compensation Practices?
43	How Are Compensation Decisions Made?
45	How Do We Compensate our NEOs?
52	How Do We Manage Risks Related to Our Compensation Program?
53	Compensation and Organization Committee Report
54	EXECUTIVE COMPENSATION TABLES
69	ITEM 4 - APPROVAL OF CAMPBELL SOUP COMPANY 2022 LONG-TERM INCENTIVE PLAN
76	ITEM 5 - SHAREHOLDER PROPOSAL – SUPPLY CHAIN PRACTICES REPORT
78	ITEM 6 - SHAREHOLDER PROPOSAL – 401(k) RETIREMENT FUND INVESTMENT REPORT
80	VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
80	Ownership of Directors and Executive Officers
81	Principal Shareholders
81	Delinquent Section 16(a) Reports
82	OTHER INFORMATION
82	Submission of Shareholder Proposals for 2023 Annual Meeting
82	Other Matters
A-1	APPENDIX A
A-1	Non-GAAP Financial Measures
B-1	APPENDIX B
B-1	2022 Long-Term Incentive Plan

Campbell Soup Company   |   2022 Proxy Statement    03

PROXY STATEMENT SUMMARY

The Board of Directors (the “Board”) of Campbell Soup Company (the “Company,” “we,” “us,” “our” or “Campbell”) is furnishing this proxy statement and soliciting proxies in connection with the proposals to be voted on at the Campbell Soup Company 2022 Annual Meeting of Shareholders (“2022 Annual Meeting”) and any postponements or adjournments thereof. This summary highlights certain information contained in this proxy statement but does not contain all the information you should consider when voting your shares. Please read the entire proxy statement carefully before voting.

2022 Annual Meeting Information
Date	November 30, 2022
Time	9:00 a.m. Eastern Time
Location	Live Webcast at: http://www.meetnow.global/CPB2022
Record Date	October 3, 2022
Admission	To attend the live webcast of the 2022 Annual Meeting, you will need to log in to http://www.meetnow.global/CPB2022 and use the 15-digit control number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form.
Stock Symbol	CPB
Stock Exchange	New York Stock Exchange (“NYSE”)
Corporate Website	www.campbellsoupcompany.com
Meeting Agenda
Proposals
●	Election of 13 Board-recommended director nominees to the Board of Directors for a one-year term
●	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023
●	“Say on Pay” advisory resolution to approve fiscal 2022 executive compensation
●	Approval of the Campbell Soup Company 2022 Long-Term Incentive Plan
●	A shareholder proposal regarding a report on certain supply chain practices, if properly presented at the 2022 Annual Meeting
●	A shareholder proposal regarding a report on how the Company’s 401(k) retirement fund investments contribute to climate change, if properly presented at the 2022 Annual Meeting
●	Transact other business that may properly come before the meeting

VOTING MATTERS AND VOTE RECOMMENDATIONS

Item	Board Recommendation	Vote Standard	Reasons for Recommendation	More Information
1. Election of 13 Board-recommended director nominees to the Board of Directors for a one-year term	FOR EACH NOMINEE	Majority of the votes cast	The Board and the Governance Committee believe the individuals recommended by the Board possess the skills, experience and qualifications to effectively monitor performance, provide oversight and support management’s execution of Campbell’s long-term strategy.	Page 15
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023	FOR	Majority of the votes cast	The Audit Committee believes that the re-appointment of PricewaterhouseCoopers LLP is in the best interests of Campbell and our shareholders.	Page 36
3. “Say on Pay” advisory resolution to approve fiscal 2022 executive compensation	FOR	Majority of the votes cast	The Board and the Compensation and Organization Committee believe our executive compensation program incorporates a number of compensation governance best practices and aligns to performance.	Page 39
4. Approval of the Campbell Soup Company 2022 Long-Term Incentive Plan	FOR	Majority of the votes cast	The Board believes the 2022 Plan will serve to continue to align the interests of employees and non-employee directors with shareholders.	Page 69
5. Shareholder Proposal – Supply Chain Practices Report	AGAINST	Majority of the votes cast	The Board believes that the Company adequately communicates policies and goals regarding animal welfare standards and practices.	Page 76
6. Shareholder Proposal – 401(k) Retirement Fund Investment Report	AGAINST	Majority of the votes cast	The 401(k) plan fiduciary, not the Board, is responsible for selecting 401(k) investment options solely in the interests of plan participants and beneficiaries.	Page 78

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How to Vote
Even if you plan to attend the live webcast of the 2022 Annual Meeting, please vote in advance of the meeting using one of the following voting methods (see page 12 for additional details). If you are voting via the Internet or by telephone, be sure to have your proxy card or voting instruction form in hand and follow the instructions. You can vote any of three ways:	Internet Using the Internet and voting at the website listed on the proxy card or e-proxy notice.	Telephone Using the toll-free phone number listed on the proxy card/voting instruction form.	Mail Signing, dating and mailing the proxy card in the enclosed postage paid envelope.

OUR STRATEGY

Our strategy is to deliver profitable growth by focusing on our core brands in two divisions within North America. This strategy is based on four pillars:

●	Building a winning team and culture;
●	Accelerating profitable growth;
●	Fueling investments and margins with targeted cost savings; and
●	Delivering on the promise of our purpose.

FISCAL 2022 PERFORMANCE

We delivered another year of solid results in fiscal 2022 while advancing our strategic plan in a volatile macroeconomic environment. We gained momentum throughout the year and made significant progress on a variety of fronts: we grew our iconic brands that consumers love, accelerated our innovation and strengthened our culture, capabilities and talent.

We successfully navigated significant industry-wide external pressures including inflation, labor shortages, materials availability and transportation. Our team demonstrated a significant step up in execution, and we grew stronger as a company, particularly in our supply chain.

Our brands are highly relevant, and we continued to attract and retain new households. In fact, consumption was up 4% versus the prior year and up 14% versus three years ago. Most of our key brands also remained at or above pre-pandemic share levels. This sustained share growth is a positive sign that we are continuing with a strong portfolio in fiscal 2023.

Like many in the industry, we faced a rapidly evolving macroeconomic environment in the first part of fiscal 2022, which was marked by supply chain pressures, particularly around labor. We navigated this challenge by enhancing and accelerating our recruiting, hiring and onboarding processes. By the end of the second quarter, we had recovered and strengthened our team with new hires, significantly improving our ability to meet sustained strong consumer demand.

Throughout the year, we proactively engaged our retail partners to deploy thoughtful and effective inflation-driven pricing. This effort, combined with continued supply chain productivity improvements and cost savings initiatives, significantly improved our ability to mitigate sustained inflationary pressures.

On September 1, 2022, we announced our fiscal 2022 financial results, which included:

●	Net sales of $8.562 billion, an increase of 1% versus 2021
●	Organic net sales of $8.560 billion, an increase of 2% versus 2021
●	Earnings before interest and taxes (“EBIT”) of $1.163 billion, a decrease of 25% versus 2021
●	Adjusted EBIT of $1.297 billion, a decrease of 4% versus 2021
●	Earnings per share (“EPS”) from continuing operations of $2.51, a decrease of 24% versus 2021
●	Adjusted EPS from continuing operations of $2.85, versus $2.86 in 2021
●	Cash flows from operations of $1.181 billion, versus $1.035 billion in 2021

Our fiscal 2022 performance was solid across all key operating metrics and we delivered on our commitments, especially adjusted EPS, which landed at the high end of our original guidance range. For fiscal 2022, organic net sales grew 2% over the prior year driven by effective revenue management efforts to counter inflation and strong results in both divisions. As expected, adjusted EBIT decreased 4% compared to the prior year primarily driven by challenging inflationary pressures.

We encourage you to review our Annual Report to Shareholders that will accompany this Proxy Statement for additional information on our fiscal 2022 performance and our financial results. Information on items impacting comparability is available in Appendix A, which also provides a reconciliation of organic net sales, adjusted EBIT and adjusted EPS, which are non-GAAP measures, to their most comparable GAAP measures.

Campbell Soup Company   |   2022 Proxy Statement    05

FISCAL 2022 COMMUNITY & SUSTAINABILITY WINS

In fiscal 2022 we focused on strengthening and empowering vibrant communities through our employee engagement and grantmaking programs. Campbell Soup Foundation’s grantmaking enabled nonprofit organizations in Campbell communities to engage in a range of important community work focused on increasing food access, encouraging healthy living and nurturing neighborhoods. In fiscal 2022, nearly $1 million of Community Impact Grants were awarded to support our Campbell communities. After two years of virtual volunteer activities, we held our Campbell Cares Days of Service, with employees completing in-person volunteer projects across 24 Campbell locations. From hosting community cleanups and donation drives to preparing and serving meals at local food kitchens, thousands of employees gave back to our communities. Our annual employee giving campaign also raised $1.2 million for nonprofit organizations through employee contributions and matches.

In fiscal 2022 we launched our new signature program, Full Futures, which is aimed at fostering a school nutrition environment that ensures all students are well nourished and ready to thrive at school and in life. Full Futures began in our hometown of Camden, New Jersey, with plans to develop a scalable model that can be expanded to other communities. Our goal is to invest $5 million in the Full Futures program and, in partnership with nonprofits and other corporations, provide coordinating support for its initiatives. The goal of Full Futures is to create sustainable, scalable changes in school nutrition. The program is built on four pillars: building a school nutrition mindset; improving food service infrastructure; providing nutrition education and enhancing procurement and implementing menu change.

We also remain focused on sustainability. In fiscal 2022, we set approved science-based targets to reduce greenhouse gas emissions across our supply chain. We committed to reduce absolute Scope 1 and 2 greenhouse gas emissions 42% by fiscal 2030 from a fiscal 2020 base year. In addition, we committed to reduce Scope 3 greenhouse gas emissions from purchased goods and services and upstream transportation and distribution by 25% within the same timeframe. We continued to build out sustainable agriculture programs in our tomato, wheat, potato, cashew and almond supply chains, all of which are priority agricultural ingredients for Campbell. We issued a comprehensive Corporate Responsibility Report, which included information referencing the Global Reporting Initiative, Sustainability Accounting Standards Board, Task Force on Climate-related Financial Disclosures, UN Global Compact, and UN Sustainable Development Goals reporting frameworks. The report can be accessed at www.campbellcsr.com, but is not, and will not be deemed to be a part of this proxy statement or incorporated by reference into any of our filings with the U.S. Securities and Exchange Commission (“SEC”). See pages 29 through 30 for more information about our environmental, social and governance (“ESG”) activities.

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ITEM 1	ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Your Board recommends a vote FOR all of the nominees listed below:

				Board Committee Composition
Name	Director Since	Independent	Primary Position	Audit	Comp. & Org.	Finance & Corp. Dev.	Governance
Fabiola R. Arredondo	2017	✓	Managing Partner, Siempre Holdings	✓		✓
Howard M. Averill (Audit Committee Financial Expert)	2017	✓	Former Chief Financial Officer, Time Warner Inc.	✓ (C)		✓
John P. (JP) Bilbrey	2019	✓	Former Chairman/CEO, The Hershey Company		✓		✓
Mark A. Clouse	2019		President/CEO, Campbell Soup Company
Bennett Dorrance, Jr.	2022	✓	Managing Director, DFE Trust Company	✓		✓
Maria Teresa (Tessa) Hilado (Audit Committee Financial Expert)	2018	✓	Former Chief Financial Officer, Allergan plc	✓		✓ (C)
Grant H. Hill	2021	✓	Co-Owner and Vice Chairman, Atlanta Hawks		✓		✓
Sarah Hofstetter	2018	✓	President, Profitero, Ltd.	✓			✓
Marc B. Lautenbach	2014	✓	CEO, Pitney Bowes Inc.		✓ (C)	✓
Mary Alice D. Malone	1990	✓	President, Iron Spring Farm, Inc.		✓		✓
Keith R. McLoughlin Independent Board Chair	2016	✓	Former Interim President/CEO, Campbell Soup Company; Former President/CEO AB Electrolux
Kurt T. Schmidt	2018	✓	Former President/CEO, Cronos Group		✓		✓
Archbold D. van Beuren	2009	✓	Former Senior Vice President, Campbell Soup Company	✓			✓ (C)

Committee composition shown above is as of the date of this proxy statement. Current committee assignments are indicated by a (✓), and committee chairs are indicated by (C). Additional information about each nominee’s background and experience can be found beginning on page 18.

Campbell Soup Company   |   2022 Proxy Statement    07

COMPOSITION OF THE CAMPBELL SOUP COMPANY DIRECTOR NOMINEES

Gender Diversity	Ethnic Diversity	Independence	Tenure of Independent Director Nominees	Age of Independent Director Nominees

We have a diverse, independent Board. Four of our 13 Director nominees are women, three of our 13 Director nominees are ethnically diverse with one identifying as Asian, one identifying as Hispanic, and one identifying as African-American, and 12 of our 13 Director nominees are independent, including our Board Chair. All members of the Audit, Compensation and Organization, Finance and Corporate Development and Governance Committees are independent.

The Board is composed of Directors who bring a mix of fresh perspectives and deeper experience, and includes three who are descendants of our founder. Since the beginning of 2016, we have refreshed the Board with the addition of nine new independent directors. The average tenure of our non-management director nominees is approximately 7.5 years. All Directors are committed to the Company’s long-term success and creating value for all shareholders.

Skills and Experience

As a group, our independent Director nominees possess a broad range of experience and skills including:

See Director biographies beginning on page 18 for further detail.

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Corporate Governance Highlights

Director and Committee Independence	■	12 of 13 director nominees are independent
	■	4 fully independent Board committees: Audit, Compensation and Organization, Finance and Corporate Development and Governance
Board Accountability	■	Annual election of directors
	■	Simple majority voting standard in uncontested elections
	■	Shareholder ability to act by written consent and call special meeting
Board Leadership	■	Independent Board Chair
Board Evaluation and Effectiveness	■	Annual Board and Committee self-assessments
	■	Annual director evaluations
	■	Annual independent director evaluation of the Board Chair and the CEO
Board Refreshment and Diversity	■	Balance of new and experienced directors, with tenure of independent director nominees averaging 7.5 years
	■	Added 9 new independent directors since the beginning of 2016
	■	4 of 13 director nominees are women
	■	3 of 13 director nominees are ethnically diverse
	■	Average age of independent director nominees is 60.1 years
Director Engagement	■	All directors attended at least 90% of Board and Committee meetings in fiscal 2022
	■	Corporate Governance Standards limit director membership on other public company boards
	■	Shareholder ability to contact directors (as described on page 31)
Director Access	■	Significant interaction with senior business leaders through regular business reviews and board presentations
	■	Directors have access to senior management and other employees
	■	Directors have the ability to hire outside experts and consultants as they deem necessary
Clawback and Anti-Hedging Policies	■	Clawback policy permits the Company to recoup incentive compensation upon a material financial restatement resulting from fraud or intentional misconduct
	■	Performance share award agreements allow clawback for a breach of a duty of loyalty
	■	Insider Trading Policy prohibits all directors, officers and employees from engaging in any hedging investments involving Campbell stock
Share Ownership	■	Robust stock ownership guidelines for directors and executive officers
○ CEO required to hold shares equivalent to 6x salary
○ Other named executive officers are required to hold shares equivalent to 3.5x salary
○ Directors required to hold shares equivalent to 5x the cash portion of their annual retainer within five years of first joining the Board

Campbell Soup Company   |   2022 Proxy Statement    09

ITEM 2	RATIFICATION OF AUDITORS

Based on the Audit Committee’s assessment of PricewaterhouseCoopers LLP’s performance, qualifications and independence, it believes their re-appointment for fiscal 2023 is in the best interests of Campbell and our shareholders. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey or our Certificate of Incorporation or By-Laws, but as a matter of good corporate governance, the Board is submitting this proposal to shareholders. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of Campbell and our shareholders.

ITEM 3	ADVISORY VOTE ON FISCAL 2022 EXECUTIVE COMPENSATION

We offer a total compensation package that is designed to attract, motivate and retain the caliber of talent needed to deliver successful business performance in absolute terms and relative to competition. Our compensation program is designed to link pay to Company, division and individual performance.

The objectives of our executive compensation program are to:

Align the financial interests of our named executive officers (“NEOs”) with those of our shareholders, in both the short and long term	Provide incentives for achieving and exceeding our short- and long-term goals

Attract, motivate and retain key executives by providing total compensation that is competitive with compensation paid at other companies in the food, beverage and consumer products industries	Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization

Our executive compensation program reflects the following best practices:

WE DO		WE DO NOT
✓	Maintain a strong alignment between corporate performance and compensation	✗	Have an employment agreement with our Chief Executive Officer or any other NEO
✓	Annually review the risk profile of our compensation programs and maintain risk mitigators	✗	Pay dividends or dividend equivalents to NEOs on unearned equity awards
✓	Use an independent compensation consultant retained directly by the Compensation and Organization Committee	✗	Reprice stock options without the approval of Campbell shareholders
✓	Use “double-trigger” change in control provisions in all change in control agreements with our NEOs	✗	Provide tax-gross ups in any change in control agreement
✓	Have a policy that allows for the clawback of incentive compensation upon a material financial restatement resulting from fraud or intentional misconduct and have performance share award agreements that allow for award clawback in the event of a breach of duty of loyalty	✗	Allow any directors or officers to hedge Campbell common stock
✓	Maintain robust stock ownership guidelines for all executive officers	✗	Allow any directors or executive officers to pledge Campbell common stock

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Our pay mix places the greatest emphasis on performance-based incentives, which are not guaranteed. Approximately 88% of our Chief Executive Officer’s fiscal 2022 target total direct compensation, and approximately 76% of the average fiscal 2022 target total direct compensation of our other NEOs, was at risk:

CEO

Other NEOs

Please see the Compensation Discussion and Analysis, beginning on page 40, for a more detailed discussion of our executive compensation program.

ITEM 4	APPROVAL OF 2022 LONG-TERM INCENTIVE PLAN

We believe that our long-term compensation program aligns the interests of employees, officers and directors with our shareholders to create long-term shareholder value. The 2022 Long-Term Incentive Plan will enable us to continue to make equity compensation grants that serve as incentives to recruit and retain key employees and non-employee directors.

Please see the discussion beginning on page 69 for a more detailed discussion of our 2022 Long-Term Incentive Plan.

Campbell Soup Company   |   2022 Proxy Statement    11

2022 ANNUAL MEETING INFORMATION

2022 Proxy Materials

Why am I receiving these proxy materials?

You received printed versions of these materials because you owned shares of Campbell common stock on October 3, 2022, the record date, and that entitles you to notice of, and to vote at, the 2022 Annual Meeting. This proxy statement describes the matters to be voted on at the meeting and provides information on those matters. The proxy materials (which include our annual report to shareholders for the fiscal year ended July 31, 2022) provide certain information about the Company that we must disclose to you when the Board of Directors solicits your proxy.

Why did I receive a Notice Regarding Internet Availability of Proxy Materials instead of printed proxy materials?

In accordance with SEC rules, instead of mailing a paper copy of our proxy materials to all of our shareholders, we have again decided to provide access to our proxy materials to many shareholders via the Internet. We believe this decision reduces both the amount of paper necessary to produce the materials and the costs associated with mailing the materials to all shareholders.

On or about October 18, 2022, we sent a Notice Regarding Internet Availability of Proxy Materials (“Notice”) to most of our shareholders. These shareholders have the ability to access the proxy materials on a website referred to in the Notice, or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the 2022 Annual Meeting.

How can I get a paper copy of the proxy materials?

The Notice contains instructions on how to obtain a paper copy of all proxy materials – including this proxy statement, our 2022 Annual Report to Shareholders and a proxy card. If you would like to receive paper copies of our proxy materials, please follow the instructions on the Notice and submit your request by November 20, 2022 to ensure that you receive the materials before the 2022 Annual Meeting. We encourage our shareholders to elect to receive future proxy materials electronically by e-mail to support our sustainability efforts.

How can I get electronic access to the proxy materials?

Shareholders may elect to receive future distributions of proxy materials by electronic delivery. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to the Resources portion of our website at www.investor.campbellsoupcompany.com and click on “E-Delivery.” Your enrollment for electronic delivery of proxy materials will remain in effect until you terminate it or for so long as the email address provided by you is valid.

Registered shareholders (your shares are registered in your own name with our transfer agent) may access the 2022 proxy materials at www.envisionreports.com/cpb. Shareholders who are the beneficial owners of shares held in street name (you hold your shares through a broker, bank or other holder of record) may access the 2022 proxy materials at: www.edocumentview.com/cpb. Our 2022 proxy materials are also available on our website at www.investor.campbellsoupcompany.com.

What is “householding”?

We are sending only one Notice or one copy of our proxy materials to shareholders who share the same last name and address, unless they have notified us that they want to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs. If any shareholder residing at such address wishes to receive a separate copy of our proxy materials in the future, or, if any shareholders sharing an address are receiving multiple copies of the Notice or proxy materials and would like to request delivery of a single copy, he or she may contact the Office of the Corporate Secretary, Campbell Soup Company, 1 Campbell Place, Camden, NJ 08103.

Voting Procedures

Who may vote at the 2022 Annual Meeting?

Only shareholders of record at the close of business on October 3, 2022, the record date for the meeting, are entitled to notice of, and to vote at, the 2022 Annual Meeting and any adjournment or postponement thereof.

How do I vote?

Whether you are a shareholder of record or a beneficial owner whose shares are held in street name, you can vote any one of four ways:

●	Via the Internet. You may vote by visiting the website and entering the control number found in the Notice, proxy card or voting instruction form.
●	By Telephone. You may vote by calling the toll-free number found in the Notice, proxy card or voting instruction form.
●	By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card (if you are a shareholder of record) or voting instruction form (if you are a beneficial owner) and sending it back in the postage-paid envelope provided.

At the Annual Meeting. You are encouraged to vote beforehand by Internet, telephone or mail. You also may vote during the 2022 Annual Meeting even if you have already voted in advance. If you are a shareholder of record and you plan to attend the live audio webcast of the 2022 Annual Meeting, go to http://www.meetnow.global/CPB2022 on the

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day of the meeting. You will also need the 15-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials to login and vote. If you are the beneficial owner of shares held for you by a broker and you would like to vote your shares electronically at the 2022 Annual Meeting, you must register in advance using the instructions below.

How do I register to attend the 2022 Annual Meeting via Live Webcast?

If you are a registered shareholder (your shares are registered in your own name with our transfer agent, Computershare), you do not need to register to attend the 2022 Annual Meeting via live webcast. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, and you want to vote or ask a question at the 2022 Annual Meeting, you must register in advance to attend the 2022 Annual Meeting via live webcast. Otherwise, you may enter the webcast as a guest. To register to attend the 2022 Annual Meeting via live webcast as a shareholder you must submit a legal proxy reflecting your Campbell Soup Company holdings along with your name and email address to our transfer agent, Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 23, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

●	By Email. Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
●	By Mail. Send to Computershare, Campbell Soup Company Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

What constitutes a quorum at the 2022 Annual Meeting?

The holders of record of a majority of the shares of the Company issued and outstanding and entitled to vote at the 2022 Annual Meeting present in person or represented by proxy will constitute a quorum, which is the minimum number of shareholders that must be present or represented by proxy at the meeting to transact business. Votes “for” and “against”, “abstentions” and “broker non-votes” will all be counted as present to determine whether a quorum has been established. As of October 3, 2022, we had 299,758,398 shares of common stock issued, outstanding and entitled to vote at the 2022 Annual Meeting.

Once a share is counted as present at the meeting, it will be deemed present for quorum purposes for the entire meeting and for any adjournments of the meeting unless a new record date is set.

What is the voting requirement to approve each of the proposals?

Assuming a quorum is present, the affirmative vote of a majority of the votes cast is required to approve each proposal.

Can I revoke my proxy or change my vote after I vote by proxy?

Yes, you may revoke your proxy or change your vote at any time prior to the 2022 Annual Meeting by:

●	voting again via the Internet or by telephone,
●	completing, signing, dating and returning a new proxy card or voting instruction card with a later date, or
●	notifying the Office of the Corporate Secretary in writing that you are revoking your vote and attending the 2022 Annual Meeting and voting in person.

How do abstentions, unmarked proxy cards and broker non-votes affect the voting results?

Abstentions: Abstentions will not count as votes cast “for” or “against” a matter, and therefore will not affect the voting results.

Unmarked proxy cards: If you sign and return a proxy card or voting instruction card but do not mark how your shares are to be voted, the individuals named as proxies will vote your shares, if permitted, in accordance with the Board’s recommendations.

Broker Non-Votes: If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not provide your broker with instructions as to how to vote such shares, your broker will only be able to vote your shares at its discretion on certain “routine” matters as permitted by NYSE rules. Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm is the only proposal considered a routine matter to be presented at the 2022 Annual Meeting. Brokers will not be permitted to vote your shares on any of the other matters presented at the 2022 Annual Meeting without your voting instructions. If you do not provide voting instructions on these matters, including the election of the director nominees named herein, the shares will be considered “broker non-votes” with respect to such matters. Broker non-votes are included in the number of shares considered to be present at the meeting for purposes of determining a quorum, but will not count as votes cast “for” or “against” any director nominee or other proposal.

How do I vote my 401(k) Plan shares?

To vote your Campbell Soup Company 401(k) Retirement Plan shares, you must sign and return the proxy card or vote via the Internet or telephone as instructed in the proxy materials. If you do not provide voting instructions by November 23, 2022, the trustee will vote your shares in the same proportion as the shares of other participants for which the trustee has received proper voting instructions.

Where can I find the voting results of the 2022 Annual Meeting?

We expect to announce preliminary voting results at the 2022 Annual Meeting. We will also disclose the voting results on a Form 8-K filed with the SEC on or before December 6, 2022.

Campbell Soup Company   |   2022 Proxy Statement    13

How are proxies solicited and what is the cost?

This solicitation of proxies is authorized by, and made on behalf of, our Board of Directors, and we will bear the cost.

Proxy solicitation material will be distributed to shareholders and our directors, officers and employees may communicate with shareholders to solicit their proxies.

They will not receive any additional compensation for these activities. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward proxy solicitation material to beneficial owners and seek authority for execution of proxies, and we will reimburse them for their expenses in so doing at the rates approved by the NYSE. We have retained D.F. King & Co., Inc. to assist us with the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses.

Attending the 2022 Annual Meeting

How can I attend the 2022 Annual Meeting via Live Webcast?

This year’s Annual Meeting of Shareholders will be conducted solely via live webcast, and shareholders will not be able to physically attend the meeting.

The live webcast of the 2022 Annual Meeting will begin at 9:00 a.m. Eastern Time on Wednesday, November 30, 2022. Online access to the audio webcast will be open prior to the start of the 2022 Annual Meeting. To attend the virtual meeting, go to http://www.meetnow.global/CPB2022. In order to vote and examine the Company’s share list during the Annual Meeting, you will also need the 15-digit control number found on your Notice of Internet Availability, your proxy card or on the instructions that accompany your proxy materials.

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ITEM 1 — ELECTION OF DIRECTORS

Our Board has general oversight responsibility for the Company’s affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation and By-Laws. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company’s shareholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board is deeply involved in the Company’s strategic planning process, leadership development, succession planning, and oversight of risk management.

The Campbell By-Laws give the Board the authority to determine the number of directors. The Board is currently comprised of 13 directors, all of whom have been nominated by the Board for re-election. As described in our Corporate Governance Standards, it is the policy of the Board that no person may stand for election to the Board after reaching age 72. However, upon recommendation of the Governance Committee, the Board may waive this policy if it determines that because of the individual’s unique capabilities and/or due to special circumstances, such re-nomination is in the best interests of the Company and its shareholders. This year, when conducting its annual assessment of incumbent directors in advance of its recommendation of a slate of nominees for approval by the Board, the Governance Committee took into account that Mary Alice Malone had reached age 72. The Governance Committee determined that Ms. Malone’s status as a descendant of the Company’s founder and as a significant shareholder give her unique capabilities as a director. As a result, the Governance Committee recommended to the Board that it waive the retirement age policy to permit Ms. Malone to stand for re-election at the 2022 Annual Meeting. The Board concurred with the Governance Committee’s recommendation, and the Board approved Ms. Malone’s re-nomination. Ms. Malone recused herself from all Committee and Board discussions of the waiver and abstained from both votes.

Directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall have qualified, or until their earlier resignation, retirement or removal. Directors are elected by a majority of the votes cast; abstentions and broker non-votes will not be counted as votes cast on this proposal.

DIRECTOR QUALIFICATIONS AND BOARD COMPOSITION

The Governance Committee is responsible for investigating, reviewing and evaluating the qualifications of candidates for membership on the Board and for assessing the contributions and performance of directors eligible for re-election. It is also responsible for recommending director nominees for approval by the Board and nomination for election by shareholders.

Campbell is a manufacturer and marketer of high-quality, branded food and beverage products. A company of our size must have strong governance, as well as leaders who understand our diverse consumers and business needs. The Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience and judgment that is committed to representing the long-term interests of our shareholders. The Governance Committee works with the Board to determine the composition of the Board as a whole and believes that the current composition of the Board reflects an appropriate mix of tenure, skill sets, experience, and qualifications that are relevant to the business and governance of the Company.

The Governance Committee believes that all directors should be persons of the highest personal and professional ethics, integrity and values who abide by exemplary standards of business and professional conduct and demonstrate commitment to representing the long-term interests of the Company’s shareholders. Directors should bring an inquisitive and objective perspective, practical wisdom and mature judgment to the Board and be committed to devoting the time and attention necessary to fulfill their duties and responsibilities. In furtherance of these objectives, the Governance Committee considers a wide range of factors when nominating candidates for election to the Board, including:

■	Skills, leadership experience and professional expertise. The Governance Committee is committed to ensuring we have an experienced, qualified Board that has the collective skills, leadership experience and professional expertise gained through work experience and board service, in areas relevant to Campbell, such as:
○	Business Operations and Leadership - Is or has been the Chief Executive Officer, Chief Operating Officer or other C-suite officer of a large public or private corporation. Directors with C-suite leadership experience demonstrate a practical understanding of strategy, risk management, talent management and how large organizations operate.
○	Food or Consumer Products Industry - Has experience in the food or consumer products industry, or other complementary field, such as retail. Directors with experience in dealing with consumers, particularly in the areas of producing and selling products or services to consumers, provide valuable market and consumer insights, as well as contribute a broad understanding of industry trends.
○	Marketing, Brand Management and Sales -Has experience in marketing, brand management, marketing strategy and sales. Directors with experience identifying, developing and marketing new products, as well as identifying new areas for existing products, can positively impact the Company’s operational results, including by helping the Company understand and anticipate evolving marketing practices.

Campbell Soup Company   |   2022 Proxy Statement    15

○	Digital and e-Commerce - Has experience in data analytics, digital marketing, new media or implementing new technologies to drive efficiencies and deliver commercial advantage. Directors who have experience in identifying and implementing digital platforms and new consumer channels will provide guidance and oversight for the Company’s e-commerce, omni-channel and digital businesses.
○	Strategic Transactions; Mergers & Acquisitions - Has experience with complex strategic transactions, including mergers, acquisitions and divestitures, as well as the successful integration of acquired businesses. Directors who have experience leading organizations through significant strategic transactions, including acquisitions, divestitures and integration, will provide guidance and oversight as the Company implements its strategy.
○	Finance / Capital Allocation - Has experience allocating capital resources across a large, complex enterprise. Directors with experience allocating capital for large and complex enterprises is important to achieving our financial and strategic objectives, as these individuals provide valuable insights as the Company continues to reduce costs, optimize its manufacturing network and efficiently allocate capital.
○	Financial Expertise / Accounting - Has experience in and an understanding of financial reporting and accounting processes and complex financial transactions. Directors with an understanding of financial reporting and accounting processes, particularly in large, global businesses, are essential for ensuring effective oversight of the Company’s financial measures and processes.
○	Information Technology and Security - Has experience with information technology and security. Directors with expertise in information technology and security provide helpful oversight with respect to cybersecurity matters and the use of technology and modernization of the Company’s technology infrastructure to enhance the efficiency of our operations.
○	Significant or Long-Term Shareholder - Has the perspective of an investor who is interested in the long-term prospects of the Company. A director who is also a long-term, significant shareholder of the Company is aligned with our shareholders by being focused on the long-term health and vitality of the Company and establishing a solid foundation for future growth and profitability.
○

Corporate Governance - Has experience in the corporate governance of sophisticated public or private entities. Good corporate governance accompanies and greatly aids the Company’s long-term business success and furthers the goals of greater transparency and accountability.

○	Public Company Board Experience - Has sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company. Directors with experience serving as directors of other U.S. public companies helps ensure the Board deeply understands its duties.
○	Environmental and Social Responsibility - Has experience in sustainability, social responsibility, and inclusion and diversity issues. Environmental stewardship, diversity, and equity and inclusion are values embedded in our culture and fundamental to our business. Directors with experience and exposure in identifying the risks and opportunities in these areas can help the Company identify value-creation strategies and creation of goals that will have the most impact in these areas.
○	Supply Chain Experience - Has experience managing or overseeing supply chain strategy and execution across a large, complex enterprise. Directors with supply chain experience offer valuable insights into supply chain execution and provide guidance to assist the Company in executing its strategic priorities.
■	Enhancing the Board’s diversity. Although the Board does not have a specific diversity policy, the Governance Committee takes into account a nominee’s ability to contribute to the diversity of skills, backgrounds, perspectives and experience of the Board. It considers the race, ethnicity, gender, age, cultural background and professional experience of each nominee and of the Board as a whole. For this year’s election, the Board has nominated 13 individuals who bring valuable diversity to the Board. Their collective experience covers a wide range of countries, geographies and industries. The Board’s 13 director nominees range in age from 48 to 72. Four of these director nominees, or approximately 31%, are women. Three of these director nominees, or approximately 23%, are ethnically diverse with one identifying as Asian, one identifying as Hispanic and one identifying as African-American.
■	Ensuring a balanced mix of tenures. The Governance Committee believes it is important to maintain a mix of experienced directors with a deep understanding of our business and others who bring a fresh perspective. We have added nine new independent directors to our Board since the beginning of 2016, including five new independent directors since 2018. The average tenure of our independent director nominees is approximately 7.5 years.
■	Complying with applicable independence standards and policies on conflicts. The Governance Committee considers potential competitive restrictions, other positions the director has held or holds (including other board memberships) and director independence. It believes that any nominee for election to the Board should be willing and able to devote the proper time and attention to fulfill the responsibilities of a director and have no conflicts of interest arising from other relationships or obligations.

The Board has carefully considered whether the slate of director nominees, taken as a whole, fulfills the objectives for Board composition noted above. The independent director nominees collectively have a mix of various skills and qualifications, as set forth in the skills matrix below. These collective attributes enable the Board to provide insightful leadership as it strives to advance our strategies and deliver value to shareholders.

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DIRECTOR NOMINEES

The Board has nominated the 13 individuals appearing below for election by shareholders at the 2022 Annual Meeting. All director nominees listed in this proxy statement, other than Bennett Dorrance, Jr., were also nominated by the Board and elected by the shareholders at the 2021 Annual Meeting of Shareholders. Mr. Dorrance, Jr. was elected by the directors to the Board on July 21, 2022.

Each year, prior to recommending a slate of directors to the Board for nomination, the Governance Committee conducts an assessment of incumbent directors to review their conflicts as well as their commitments, qualifications and contributions to the Board. After review, the Governance Committee recommended each of the incumbent directors identified on pages 18 through 24 as a nominee for election at the 2022 Annual Meeting.

All of the nominees are independent directors, except Mr. Clouse. If a nominee becomes unable or unwilling to serve, proxies will be voted for the election of such person as shall be designated by the Board to replace such nominee, or, in lieu thereof, the Board may reduce its size. All nominees have consented to serve on the Board if elected. The Board knows of no reason why any nominee would be unable or unwilling to serve. Except as otherwise specified on your proxy card, proxies will be voted for election of the nominees named on pages 18 through 24.

Biographical information and Committee memberships as of the date of this proxy statement, including the specific experience, qualifications and skills of each of the director nominees is included below.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES

Campbell Soup Company   |   2022 Proxy Statement    17

Director Since: 2017 Age: 55 Independent Director Committee Memberships: ● Audit ● Finance and Corporate Development

FABIOLA R. ARREDONDO

Biography

Fabiola R. Arredondo has been the Managing Partner of Siempre Holdings, a private, single family investment office based in Greenwich, Connecticut, since 2001. Ms. Arredondo previously held senior operating roles at Yahoo! Inc., the British Broadcasting Corporation (BBC) and Bertelsmann SE & Co. KGaA. Ms. Arredondo received a Bachelor’s degree in Political Science from Stanford University, and a Master of Business Administration from Harvard Business School.

Skills and Qualifications

Ms. Arredondo brings a wealth of domestic and international operational and strategic experience as a former senior executive in the digital technology and media fields to the Campbell Board. She also has extensive public, private and non-profit board experience in a number of relevant areas, including business model transformations, investment acquisition, integration and disposition skills, and the development of e-commerce distribution networks and effective digital marketing and sales initiatives.

Other Public Company Boards Fair Isaac Corporation (FICO), March 2020 – present Burberry plc, 2015 – present

Director Since: 2017 Age: 58 Independent Director Committee Memberships: ● Audit (Chair) ● Finance and Corporate Development

HOWARD M. AVERILL

Biography

Howard M. Averill served as Executive Vice President and Chief Financial Officer of Time Warner Inc., a global media and entertainment company, from January 2014 until June 2018. Mr. Averill previously served as Executive Vice President, Chief Financial Officer of Time Inc. from 2007 through the end of 2013. Prior to joining Time Inc., Mr. Averill spent 10 years at NBC Universal in a variety of financial roles. Earlier in his career, Mr. Averill worked in strategic planning for PepsiCo, Inc. Mr. Averill received a Bachelor’s degree in Economics from the University of Vermont, and a Master of Business Administration with a concentration in Finance from the Kenan-Flagler Business School at the University of North Carolina – Chapel Hill.

Skills and Qualifications

Mr. Averill has significant executive leadership experience, particularly in the areas of finance, accounting, mergers and acquisitions, and strategic planning. As a result of his executive position with a leading media and entertainment company, Mr. Averill also brings digital media expertise and knowledge of information technology and security to the Campbell Board.

Other Public Company Boards None in the past 5 years

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Director Since: 2019 Age: 66 Independent Director Committee Memberships: ● Compensation and Organization ● Governance

JOHN P. (JP) BILBREY

Biography

John P. (JP) Bilbrey served as President and Chief Executive Officer of The Hershey Company, a global confectionery leader and producer of snack products in the U.S., from 2011 until his retirement in March 2017. He also served as Chairman of Hershey from 2015 until March 2017 and as Non-Executive Chairman from March 2017 to May 2018. Mr. Bilbrey joined the management team of Hershey as Senior Vice President, President Hershey International in 2003, and served as Senior Vice President, President Hershey North America from 2007 to 2010 and as Executive Vice President and Chief Operating Officer from 2010 to 2011. He began his career at The Procter & Gamble Company, where he spent 22 years in various positions of increasing responsibility including Director of Corporate Sales, Country Sales Manager, Customer Marketing Manager and Category Manager. Mr. Bilbrey received a Bachelor’s degree in Psychology from Kansas State University.

Skills and Qualifications

As a former chairman and chief executive officer of a global, publicly traded snacks and confectionary company, Mr. Bilbrey brings relevant business and operational experience and strategic perspective to the Campbell Board. He has first-hand knowledge of contemporary marketing strategies and the evolving consumer products industry. Mr. Bilbrey also has significant finance, capital allocation, mergers and acquisitions, and business integration experience.

Other Public Company Boards Tapestry, Inc., April 2020 – present Elanco Animal Health Inc., 2019 – present Colgate-Palmolive Company, 2015 – present The Hershey Company, 2011 – 2018

Director Since: 2019 Age: 54 President and Chief Executive Officer

MARK A. CLOUSE

President and Chief Executive Officer of Campbell Soup Company

Biography

Mark A. Clouse was named President and Chief Executive Officer and a Director of Campbell Soup Company effective January 22, 2019. Prior to joining Campbell, Mr. Clouse served as President and Chief Executive Officer of Pinnacle Foods, Inc. from May 2016 until October 2018. From 2012 until 2016, Mr. Clouse held several executive roles at Mondelēz International, Inc. including: Executive Vice President and Chief Commercial Officer; Executive Vice President and Chief Growth Officer; and Executive Vice President, North America. Prior to the spin-out of Mondelēz in 2012, Mr. Clouse spent 16 years at Kraft Foods, Inc. in a range of leadership positions in developed and emerging markets. Mr. Clouse graduated from the United States Military Academy at West Point with a Bachelor’s degree in Economics.

Skills and Qualifications

Mr. Clouse is an outstanding leader with a proven track record of operational excellence and value creation. He brings executive leadership experience, financial acumen, and more than 20 years of food industry experience to the Campbell Board. His extensive experience at leading companies with iconic center-store brands provides him with valuable insights about our business and our industry.

Other Public Company Boards Pinnacle Foods, Inc., 2016 – 2018

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Director Since: 2022 Age: 51 Independent Director Committee Memberships: ● Audit ● Finance and Corporate Development

BENNETT DORRANCE, JR.

Biography

Bennett Dorrance, Jr. is a Managing Director for the DFE Trust Company and Vice President of the Dorrance Family Foundation, which supports education, natural resource conservation and programs that improve quality of life in Arizona, California and Hawaii. He is the cofounder and a board member of Kohala Institute in North Kohala, Hawaii, which supports local farmers, local schools, alternative energy initiatives, and land and historic preservation. Mr. Dorrance, Jr. received a Bachelor’s degree in Art History from Princeton University and a Master’s degree in Sustainable Leadership from Arizona State University.

Skills and Qualifications

Mr. Dorrance, Jr. is an entrepreneur who has invested in a variety of successful for-profit and non-profit enterprises focused on sustainability, land management and health and wellness. His Master’s degree in sustainable leadership gives him a strong grounding in sustainability. As a descendent of Campbell Soup Company’s founder, he adds the perspective of a long-term, highly committed shareholder to the Board’s discussions.

Other Public Company Boards None in the past 5 years

Director Since: 2018 Age: 58 Independent Director Committee Memberships: ● Audit ● Finance and Corporate Development (Chair)

MARIA TERESA (TESSA) HILADO

Biography

Maria Teresa (Tessa) Hilado was Executive Vice President and Chief Financial Officer of Allergan plc, a global pharmaceutical company, from December 2014 until February 2018. Prior to joining Allergan, Ms. Hilado served as Senior Vice President, Finance and Treasurer of PepsiCo, Inc. from 2009 until 2014. She previously served as Vice President and Treasurer for Schering-Plough Corp. from 2008 to 2009 and spent more than 17 years with General Motors Co. in leadership roles of increasing responsibility, including Assistant Treasurer and CFO, GMAC Commercial Finance. Ms. Hilado received a Bachelor’s degree in Management Engineering from Ateneo de Manila University in the Philippines, and a Master of Business Administration from the Darden School of Business at the University of Virginia.

Skills and Qualifications

Ms. Hilado has more than three decades of demonstrated financial expertise in leading roles at several large, global corporations. She has extensive experience in global finance, treasury, mergers and acquisitions and business development, as well as experience in the automotive, consumer packaged goods and health care industries.

Other Public Company Boards Zimmer Biomet Holdings, Inc., 2018 – present PPD, Inc., February, 2020 – December 2021 H.B. Fuller Company, 2013 – December 2021

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Director Since: 2021 Age: 50 Independent Director Committee Memberships: ● Compensation and Organization ● Governance

GRANT H. HILL

Biography

Grant H. Hill is a co-owner and has served as Vice Chairman of the Atlanta Hawks professional basketball team since 2015. Mr. Hill has served as the Managing Director of the USA Men’s Basketball Team since 2021. He is the co-founder and has served as Managing Partner of Penta Mezzanine Fund, a private investment firm that provides customized growth capital solutions to profitable, lower-middle-market companies nationwide since 2011. He is founder and Chairman of Hill Ventures, Inc. through which he engages in commercial real estate development. He has served as a director of Empire State Realty Trust, Inc. since 2020. Mr. Hill is an independent member of the Board of Governors of the NCAA, a member of the Board of Directors and Secretary of the NBA Retired Players Association, and a member of the Board of Governors for the Naismith Memorial Basketball Hall of Fame. Mr. Hill is a former college and professional basketball player, an Olympic gold medal winner and a member of the Naismith Memorial Basketball Hall of Fame. Mr. Hill earned a Bachelor’s degree in History from Duke University.

Skills and Qualifications

Mr. Hill offers a diverse business perspective and brings executive leadership, consumer branding and digital media, e-commerce and technology experience to the Campbell Board.

Other Public Company Boards Empire State Realty Trust, Inc. 2020 – present

Director Since: 2018 Age: 48 Independent Director Committee Memberships: ● Audit ● Governance

SARAH HOFSTETTER

Biography

Sarah Hofstetter is President of Profitero, Ltd., a global e-Commerce SaaS analytics company that provides brand manufacturers with analytics and insights to accelerate eCommerce sales. Ms. Hofstetter served as President of ComScore, Inc., a global information and analytics company that measures consumer audiences and advertising across media platforms, from October 2018 through March 2019. Ms. Hofstetter previously held several senior executive roles at 360i, a U.S. advertising arm of Dentsu, Inc., a Japanese advertising and public relations company, serving as Chairwoman from April 2018 through October 2018, Chief Executive Officer from 2013 until April 2018 and Senior Vice President, Emerging Media & Brand Strategy from 2006 to 2010. Prior to joining 360i, Ms. Hofstetter was President and Founder of Kayak Communications, a marketing agency focused on developing brand strategy and communications plans for new media brands, and she spent 10 years at Net2Phone, one of the world’s first providers of VoIP technology, in a series of senior leadership positions. Ms. Hofstetter received a Bachelor’s degree in Sociology and Journalism from Queens College, City University of New York.

Skills and Qualifications

Ms. Hofstetter has significant marketing, brand building, ecommerce and digital marketing expertise and experience leading organizations that use advertising to drive growth for many types of businesses. She has worked with packaged food companies on campaigns to modernize and revitalize their brands to spark growth and successfully market to next generation consumers. Ms. Hofstetter also brings social media and digital marketing experience to the Campbell Board.

Other Public Company Boards None in the past 5 years

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Director Since: 2014 Age: 61 Independent Director Committee Memberships: ● Compensation and Organization (Chair) ● Finance and Corporate Development

MARC B. LAUTENBACH

Biography

Marc B. Lautenbach has served as President and Chief Executive Officer at Pitney Bowes Inc., a global shipping and mailing company, that provides technology, logistics and financial services, since 2012. Before joining Pitney Bowes, Mr. Lautenbach spent 27 years in senior leadership roles at International Business Machines Corporation (IBM), a global technology services company, most recently serving as Managing Partner, North America, IBM Global Business Services. Mr. Lautenbach received a Bachelor’s degree from Denison University, where he graduated Magna Cum Laude and was inducted into Phi Beta Kappa. He received a Master of Business Administration with a concentration in Finance from the Kellogg Graduate School of Management at Northwestern University.

Skills and Qualifications

As a sitting chief executive officer, Mr. Lautenbach brings executive leadership experience to the Campbell Board. He possesses substantial operational experience in the technology and logistics fields, as well as marketing, sales and product development experience. Mr. Lautenbach has worked with a broad range of customers and clients and has significant international experience.

Other Public Company Boards Pitney Bowes Inc., 2012 – present

Director Since: 1990 Age: 72 Independent Director Committee Memberships: ● Compensation and Organization ● Governance

MARY ALICE DORRANCE MALONE

Biography

Mary Alice Dorrance Malone is President of Iron Spring Farm horse breeding and performance centers in Pennsylvania and Florida, which she founded in 1976. She has served for many years on the boards of several non-profit organizations and actively participates in various philanthropic organizations. Ms. Malone received a Bachelor’s degree from the University of Arizona.

Skills and Qualifications

Ms. Malone is an entrepreneur, a private investor and an officer of several private companies. She has a keen interest in health and wellness matters and brings valuable insights to the Campbell Board in this area. As a descendant of Campbell Soup Company’s founder and a significant shareholder, she possesses extensive knowledge of Campbell’s history, organization and culture, and the strategic perspective of a long-term, highly committed director and shareholder.

Other Public Company Boards None in the past 5 years

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Director Since: 2016 Age: 66 Independent Director BOARD CHAIR

KEITH R. MCLOUGHLIN

Biography

Keith R. McLoughlin served as interim President and Chief Executive Officer of Campbell Soup Company from May 2018 through January 2019. Previously, Mr. McLoughlin was President and Chief Executive Officer of AB Electrolux, a global manufacturer of major household appliances, from 2011 until February 2016. Mr. McLoughlin joined Electrolux in 2003, where he was the President of the Electrolux Home Products North America, Head of Major Appliances in North America and Latin America, Executive Vice President and Head of Global Operations prior to being appointed President and Chief Executive Officer. Before joining Electrolux, Mr. McLoughlin spent 22 years in senior leadership roles at E.I. DuPont de Nemours and Company, leading several consumer brand businesses. Mr. McLoughlin graduated from the United States Military Academy at West Point with a Bachelor’s degree in Engineering.

Skills and Qualifications

As a former chief executive officer for two global enterprises, Mr. McLoughlin possesses significant executive leadership experience and expertise in international business and operations. His experience as interim CEO of Campbell during the Board-led strategic and portfolio review gives him a unique perspective on the Company, its operations, strategy, people and culture. His additional experience in retail sales, marketing, innovation, strategic planning, and organizational and human resource matters provide valuable insights to the deliberations of the Campbell Board.

Other Public Company Boards Briggs & Stratton Corp., 2007 – 2021

Director Since: 2018 Age: 65 Independent Director Committee Memberships: ● Compensation and Organization ● Governance

KURT T. SCHMIDT

Biography

Kurt T. Schmidt served as President and Chief Executive Officer at Cronos Group Inc., a global cannabinoid company, from September 2020 to March 2022. Before joining Cronos Group, Mr. Schmidt served as a director and Chief Executive Officer of Blue Buffalo Pet Products, Inc. from 2012 through 2016. Prior to joining Blue Buffalo, Mr. Schmidt served as Deputy Executive Vice President at Nestlé S.A., from 2007 until 2012 and was responsible for the Nestlé Nutrition division and served as a member of the company’s Executive Committee. Prior to joining Nestlé, Mr. Schmidt was the President and Chief Executive Officer of Gerber Products Company from 2004 to 2007. Mr. Schmidt received a Bachelor’s degree in Chemistry from the United States Naval Academy and a Master of Business Administration from the University of Chicago.

Skills and Qualifications

Mr. Schmidt brings executive leadership and management experience to the Campbell Board. His extensive operational and leadership experience in the food, beverage and consumer packaged goods industry are especially valuable to Campbell’s strategic objectives.

Other Public Company Boards None in the past 5 years

Campbell Soup Company   |   2022 Proxy Statement    23

Director Since: 2009 Age: 65 Independent Director Committee Memberships: ● Audit ● Governance (Chair)

ARCHBOLD D. VAN BEUREN

Biography

Archbold D. van Beuren is Vice Chairman of Brandywine Trust Group, a privately owned trust company providing fiduciary and investment services. Mr. van Beuren served as Senior Vice President and President-Global Sales and Chief Customer Officer for Campbell Soup Company, from 2007 until his retirement in October 2009. Mr. van Beuren joined Campbell in 1983 as an Associate Marketing Manager and served in various positions of increasing responsibility, including President of Godiva Chocolatier and President of a division responsible for the North America Foodservice business and the Company’s Canadian, Mexican and Latin American businesses. Mr. van Beuren received a Bachelor of Arts degree from Yale University, and a Master of Business Administration with a concentration in Finance from Columbia University Business School.

Skills and Qualifications

Mr. van Beuren brings wide-ranging skills in operational and financial management and extensive knowledge of Campbell, its customers, its products and the food industry to the Board. He is also a descendant of the founder of Campbell Soup Company and adds the perspective of a long-term, highly committed shareholder to the Board’s discussions.

Other Public Company Boards None in the past 5 years

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CORPORATE GOVERNANCE POLICIES AND PRACTICES

The Board of Directors is responsible for overseeing our business, and the competence and integrity of our management, to serve the long-term interests of our shareholders. The Board believes that sound corporate governance is essential to effective fulfillment of its oversight responsibilities. The Board has adopted Corporate Governance Standards, which are reviewed at least annually and updated as needed. The Corporate Governance Standards provide a framework for effective corporate governance of the Company. You can find a copy of our Corporate Governance Standards, along with the charters of the four standing Board committees, our Certificate of Incorporation and By-Laws, and our Policy Concerning Transactions with Related Persons, in the governance section of our website at www.investor.campbellsoupcompany.com. Some highlights of our corporate governance include:

  ■    12 out of 13 director nominees are independent

  ■    Diverse Board in terms of gender, ethnicity, tenure, and specific skills and qualifications

  ■    Annual election of directors

  ■    Majority voting standard in uncontested elections with resignation policy

  ■    Independent Board Chair

  ■    Independent directors regularly meet in executive session

  ■    Audit, Compensation and Organization, Finance and Corporate Development and Governance Committees composed entirely of independent directors

  ■    “Overboarding” limits

  ■    Robust stock ownership guidelines for directors and executive officers

  ■    Clawback policy for incentive compensation and clawback provisions in our performance share award agreements

  ■    Shareholder ability to act by written consent and call a special meeting

  ■    Annual shareholder ratification of independent auditors

  ■    Board orientation and director education program

  ■    Annual Board and committee self-evaluations, and individual director evaluations

  ■    Policy against hedging applicable to all directors and officers

  ■    Policy against pledging applicable to all directors and executive officers

  ■    No shareholder rights plan or “poison pill”

BOARD LEADERSHIP STRUCTURE

The Board recognizes that its leadership structure – particularly the combination or separation of the Chief Executive Officer (“CEO”) and Board Chair roles – is driven by the needs of the Company and its shareholders and that different leadership structures are appropriate for different circumstances. We have a long-standing tradition of separating the roles of Board Chair and CEO. Each year the Board considers whether to maintain the separation between the roles of Board Chair and CEO and it has concluded that this leadership structure continues to be the most appropriate one for the Company. The Board believes that independent Board leadership is an important component of our governance structure. Our Corporate Governance Standards require us to have either an independent Board Chair or, if the positions of Chair and CEO are held by the same person, an independent lead director. The Board believes this current structure of separating the roles of Board Chair and CEO allows our CEO to focus his time and energy on setting the strategic direction for the Company, oversee daily operations, engage with external constituents, develop our leaders, build our culture, and promote employee engagement at all levels of the organization. Meanwhile, this structure allows our independent Board Chair to lead the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content, engaging with the CEO and senior leadership team between Board meetings on business developments, and providing overall guidance to our CEO as to the Board’s views and perspectives, particularly on the strategic direction of the Company. The Board also believes this leadership structure, coupled with independent directors serving as Chairs of each of our four key standing Board committees, enhances the Board’s effectiveness in providing independent oversight of material risks affecting the Company and fulfilling its risk oversight responsibility.

DIRECTOR INDEPENDENCE

A statement of standards that the Board has adopted to assist it in evaluating the independence of the Campbell Board appears in the Corporate Governance Standards, which can be found in the governance section of our website at www.investor.campbellsoupcompany.com. The Standards for the Determination of Director Independence (the “Independence Standards”) describe various types of relationships that could potentially exist between a director and Campbell, and define the thresholds at which such relationships would be deemed material under the New York Stock Exchange (“NYSE”) Corporate Governance Standards. The Board will deem a director to be independent if (i) no relationship exists that would disqualify the director under the guidelines set forth in the Independence Standards, and (ii) the Board has determined, based on all relevant facts and circumstances, that any other relationship between the director and Campbell, not covered by the Independence Standards, is not material. In any case in which the Board makes the latter determination, the relationship will be disclosed in the proxy statement, along with the basis for the Board’s conclusion that it is not material.

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The Board has affirmatively determined that each director and director nominee, other than Mr. Clouse, is independent under the NYSE Corporate Governance Standards and the Independence Standards. In making these determinations, the Board considered that in the ordinary course of business, transactions occur between us and companies at which some of our directors are or have been directors, employees or officers. Ms. Hofstetter is an employee of Profitero, Ltd., which was acquired by the Publicis Groupe in 2022. We engage in ordinary course of business transactions, namely, advertising and marketing services, with Publicis and its subsidiaries. In each case, the transactions were on terms that are substantially equivalent to those prevailing at the time for comparable transactions, and none reached the threshold levels set forth in our Independence Standards.

Each member of the Audit, Compensation and Organization, Finance and Corporate Development, and Governance Committees is an independent director pursuant to all applicable NYSE Corporate Governance Standards and the Independence Standards. In addition, each member of the Audit Committee also meets the additional independence standards for audit committee members established by the SEC, and each member of the Compensation and Organization Committee also qualifies as a “Non-Employee Director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

MAJORITY VOTING

We have a majority vote standard in uncontested director elections. Under our By-Laws, in an uncontested election, each director shall be elected by an affirmative majority of the votes cast to hold office until the next annual meeting and until his or her successor is elected and has qualified. In contested elections (those where the number of nominees exceeds the number of directors to be elected), a plurality vote standard shall apply. Shareholders may vote “for” or “against” each nominee, or they may “abstain” from voting on a nominee; however, abstentions will have no effect in determining whether the required majority vote has been obtained.

In the event an incumbent director fails to receive an affirmative majority of the votes cast in an uncontested election, the Corporate Governance Standards provide that the director shall tender his or her resignation. The Governance Committee and the Board will then consider and take appropriate action on such offer of resignation in accordance with the Corporate Governance Standards. The resignation policy set forth in the Corporate Governance Standards does not apply to contested elections.

PROCESS FOR NOMINATION AND EVALUATION OF DIRECTOR CANDIDATES

The Governance Committee is responsible for evaluating the qualifications of director candidates and recommending director nominees for approval by the Board and nomination for election at the annual meeting of shareholders.

Nomination of Incumbent Directors. Our Corporate Governance Standards require the Governance Committee to assess the performance of each director eligible for election at the annual meeting. The Governance Committee conducts its assessment annually in advance of its recommendation of a slate of director nominees for approval by the Board. In fiscal 2022, each incumbent director standing for re-election was evaluated in light of the criteria in the Corporate Governance Standards and the factors described on pages 15 and 16 with respect to the qualification of directors and the composition of the Board. In addition, the Governance Committee solicited an assessment of each director from the Board Chair and the Chief Executive Officer.

Evaluation of New Nominees. When identifying potential director candidates — whether to replace a director who has retired or resigned or to expand the Board to gain additional capabilities — the Governance Committee determines the skills, experience and other characteristics that a potential nominee should possess in light of the composition and needs of the Board and its committees. The Governance Committee also considers whether or not the nominee would be considered independent under the NYSE Corporate Governance Standards and the Independence Standards.

All candidates considered by the Governance Committee for recommendation to the Board as director nominees are evaluated in light of the criteria in the Corporate Governance Standards and the factors and objectives described on pages 15 and 16. The Governance Committee will also consider the assessment of any search firm it has retained and the background information such firm provides on any person it recommends for consideration. The Board Chair, the Chair of the Governance Committee and the Chief Executive Officer customarily interview leading candidates. Other directors may also interview these candidates.

Although not required to do so, the Committee may consider candidates proposed by our directors or our management and may also retain an outside firm to help identify and evaluate potential nominees. The Committee will also consider nominations from shareholders. The nominee evaluation process is the same whether the nomination comes from a Board member, management, a search firm or a shareholder. If the Committee recommends a candidate to the Board, the Board may – as with any nominee – either accept or reject the recommendation.

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Shareholder Recommendations. Shareholders who wish to recommend candidates for nomination for election to the Board may do so by writing to the Corporate Secretary of Campbell Soup Company at 1 Campbell Place, Camden, New Jersey 08103. The recommendation must include the following information:

1.	The candidate’s name and business address;

2.	A resume or curriculum vitae, which describes the candidate’s background and demonstrates that he or she meets the qualifications set forth on pages 15 and 16;

3.	A letter from the candidate stating that he or she is willing to serve on the Board if elected, and identifying any legal or regulatory proceedings in which he or she has been involved during the last ten years; and

4.	A statement from the shareholder recommending the candidate, indicating that he or she is the registered owner of Campbell shares, or a written statement from the “record holder” of Campbell shares indicating that the shareholder is the beneficial owner of such shares.

Shareholders who wish to propose a director nominee at an annual meeting must follow the advance notice procedures contained in our By-Laws, which include notifying the Corporate Secretary at least 60 but not more than 90 days before the first anniversary of the prior year’s annual meeting. Based on this year’s annual meeting date of November 30, 2022, a notice will be considered timely for the 2023 Annual Meeting of Shareholders if our Corporate Secretary receives it no earlier than September 1, 2023, and no later than October 1, 2023.

In addition to complying with the requirements set forth in our By-Laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Campbell nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 1, 2023. The notice should be addressed to our Corporate Secretary.

Please see “Submission of Shareholder Proposals for 2023 Annual Meeting” on page 82 for additional information.

EVALUATIONS OF BOARD PERFORMANCE

The Governance Committee leads annual evaluations of Board, committee and individual director performance. As a best practice, periodically, the Governance Committee engages a third-party corporate governance consulting firm to carry out the annual evaluations. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures.

In fiscal 2022, the Governance Committee conducted an assessment of the individual directors. On an annual basis, individual director feedback is discussed in detail with each director, as appropriate. In fiscal 2022, the Board also conducted a separate self-evaluation, and each of its standing committees conducted a separate evaluation of its own performance and of the adequacy of its charter, and reported on the results of its evaluation to the Board.

In addition, in fiscal 2022, to supplement the Board evaluation, a third-party corporate governance consulting firm conducted one-on-one interviews with the directors to identify opportunities to improve the impact and performance of the Board.

TRANSACTIONS WITH RELATED PERSONS

Under our written Policy Concerning Transactions with Related Persons (the “Related Persons Policy”), the Governance Committee is required to review and, in appropriate circumstances, approve any transaction in which Campbell was or is to be a participant, and any related person had or will have a direct or indirect material interest, as well as any material amendment to or modification of such a transaction, unless the transaction falls into one of the categories deemed to have been approved in advance.

In determining whether to approve a transaction, the Governance Committee is directed to consider, among other factors it may deem appropriate, whether the transaction was or will be on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances. No director may participate in the discussion or approval of a transaction in which he or she, or a member of his or her immediate family, has a direct or indirect interest. The Chair of the Governance Committee (or, if a transaction involves the Governance Committee Chair, the Board Chair) may approve a related person transaction in which the aggregate amount involved is less than $1 million. Any transaction approved by the Governance Committee Chair or the Board Chair is to be reported to the Governance Committee at its next regularly scheduled meeting.

There were no transactions during the period from August 2, 2021 through the date of this proxy statement, and none are currently proposed, in which Campbell was or is to be a participant and any related person had or will have a direct or indirect material interest.

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BOARD OVERSIGHT OF ENTERPRISE RISK

Enterprise risk management (“ERM”) is an integral part of our business processes. Senior management is primarily responsible for establishing policies and procedures designed to identify, assess and manage the Company’s significant risks. We have an ERM steering committee, comprised of the members of our Campbell Leadership Team and supported by other executives with subject-matter expertise, that provides oversight of enterprise risks and our processes to identify, measure, monitor and manage these risks.

The Board oversees the ERM process, including reviews of the most significant risks the Company faces and the manner in which our executives manage these risks. In accordance with NYSE Corporate Governance Standards, the Audit Committee charter assigns to that committee the responsibility to review our policies and procedures with respect to risk assessment and risk management. At the Audit Committee’s recommendation, the Board adopted a framework pursuant to which it delegated oversight for certain categories of enterprise risks to each of its standing committees, as shown below. Each committee provides periodic reports to the Board regarding its oversight of these enterprise risks. This structure enables the Board and its Committees to coordinate the risk oversight role. We believe that the separation of the Board Chair and CEO roles further supports the Board’s risk oversight role.

Responsibility for Risk Oversight – Campbell Board and Committees

Full Board		Audit Committee		Compensation and Organization Committee		Finance and Corporate Development Committee		Governance Committee
●	Strategy	●	ERM policies and procedures	●	Compensation policies and practices	●	Market and capital structure matters	●	Governance risks
●	Operations	●	Financial statements and financial reporting processes	●	Executive incentive compensation and stock ownership	●	Liquidity and credit matters	●	Director compensation
●	Market dynamics, including competition and consumer/ customer trends	●	Accounting and audit matters	●	Executive retention and succession planning processes	●	Investment policies, strategies and guidelines	●	Review of transactions with related persons
●	Significant portfolio transactions (e.g., acquisitions, divestitures, restructurings, joint ventures)	●	Information technology and security	●	Risk assessment of incentive compensation programs	●	Mergers, acquisitions and divestitures	●	Director independence
●	Crisis management	●	Legal, regulatory and compliance matters	●	Management development and performance	●	Hazard risk management	●	Environmental, Social and Governance

INFORMATION SECURITY

As indicated above, the Audit Committee oversees the overall review of our policies and procedures with respect to risk assessment and risk management, and has oversight of information technology and security matters, which includes information security strategies and risks, as well as data privacy, protection and risk mitigation strategies (“Information Security”). On a quarterly basis, the Company’s Chief Technology and Information Officer and Chief Information Security Officer report to the Audit Committee on the Information Security program and recent developments. The Company’s Chief Technology and Information Officer and Chief Information Security Officer also report to the Board on the Information Security program and recent developments annually. The Chief Information Security Officer oversees the dedicated Information Security team, which works in partnership with the Company’s corporate audit department to review information technology-related internal controls with our external auditors as part of the overall internal controls process. Annual third-party audits are also conducted including penetration testing and overall review of program maturity based on the NIST Cybersecurity Framework. We currently maintain a cyber insurance policy that provides coverage for security breaches.

Our Company’s Information Security program includes:

●	Policies and security awareness training, including employee phishing simulations and training;
●	Identification and remediation of information security risks and vulnerabilities in our IT systems;
●	Security operations training including logging, monitoring and response technologies and procedures;
●	Due diligence of third-party vendors’ information security programs; and
●	Testing of incident response procedures.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE

Rooted in the beliefs of our founders, we have been making food since 1869 that we are proud to serve in our own homes. The work we do every day is guided by our values, as we strive to deliver on the promise of our purpose: Connecting people through food they love. We remain committed to environmental and social responsibility and it continues to be a fundamental part of our strategic plan. Our ESG framework prioritizes trusted food, vibrant communities, thriving people and a healthy environment – and our governance and ethics practices support the overall framework. Strategic plans for each focus area have been built into the business which will help drive progress against our external ESG goals.

ESG Governance Structure

In fiscal 2022, oversight of ESG activities continued to be managed by the Governance Committee of the Board of Directors and is reflected in the Governance Committee’s Charter. The Committee takes an active role in the continued evolution of Campbell’s ESG strategy and reporting. To ensure that ESG is appropriately managed throughout the organization, we have designed the following governance structures:

●	Board of Directors: Oversight of ESG activities is managed by the Governance Committee of the Board which oversees Campbell’s ESG strategy and reporting.
●	Chief Executive Officer: Provides executive direction on ESG strategy.
●	Corporate Leadership Team: With the primary focus of our Executive Vice President, General Counsel and Chief Sustainability, Corporate Responsibility and Governance Officer who oversees ESG; Executive Vice President, Chief Supply Chain Officer who oversees supply chain sustainability; and Executive Vice President, Chief R&D and Innovation Officer who oversees food innovation and packaging sustainability initiatives.
●	Corporate Responsibility and Sustainability Team: Leads Campbell’s ESG strategy.
●	Sustainability Steering Committee: Senior leaders from supply chain, corporate responsibility and sustainability, manufacturing, research and development, investor relations and communications who meet bi-monthly to drive decision making, accountability and ownership of specific ESG initiatives focused on operational and supply chain sustainability.

Our Key ESG Priorities

Our purpose, along with our values, mission, and approach to ESG play an important role in building our culture, implementing our strategy, driving performance and ultimately, delivering a positive impact on the world.

We have prioritized ESG areas that are important to the Company and our stakeholders, and where we believe we can have a measurable impact: making trusted food that people can rely on; helping create vibrant communities, especially where we have operations and suppliers; building a high-performing culture that helps our people thrive and reach their full growth potential; and fostering a healthy environment from fields to factories to families.

Our ESG Framework

Trusted Food

We make delicious, wholesome, accessible food people rely on every day, made with quality ingredients they can trust.

Focus areas
- Advancing health and well-being
- Promoting animal welfare
- Operating transparently

Vibrant Communities

We help build vibrant communities where we live and work, and we source our ingredients with care, so the people we depend on can enjoy brighter futures.

Focus areas
- Improving healthy food access and education
- Building strong community connections
- Sourcing responsibly

Thriving People

We are creating an inclusive, high-performing culture where all employees feel valued and supported with fulfilling opportunities to do their best work.

Focus areas
- Building a winning team and culture
- Prioritizing inclusion and diversity
- Caring for our people

Healthy Environment

We work towards a healthier environment from field to factory to families, promoting sustainable ecosystems and a positive impact every day.

Focus areas
- Combating climate change
- Promoting sustainable water supplies
- Working to eliminate waste
- Improving circularity in packaging

Governance & ethics Risk management, Code of conduct, Customer satisfaction, Board diversity

Our Fiscal Year 2022 Activities and Progress

Trusted Food: In fiscal 2022, we pursued progress against our new nutrition metrics, which use a simplified profiling system to measure the nutritional quality of our product portfolio, track our efforts to reduce negative nutrients of public health concern, and quantify the affordability and accessibility of our products. We also continued our efforts to improve the welfare of animals in our supply chain.

Vibrant Communities: Our community work is focused on three core areas: increasing food access, encouraging healthy living, and nurturing Campbell neighborhoods. Through Full Futures, our signature program, we are taking a comprehensive approach to improving the school food environment in our hometown of Camden, New Jersey and beyond. Our Full Futures’ engagement involves helping to build a school nutrition

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mindset where access to nutritious food is a top priority; improving food service infrastructure; providing nutrition education; enhancing procurement; and implementing menu changes. Our goal is to invest $5 million in this work.

Thriving People: A vital element of building a winning team and culture is fostering an environment where all employees can be real, and feel safe, valued, and supported to do their best work. We have made progress on our Inclusion & Diversity strategy, which is centered on three areas: capabilities, advocacy, and accountability. To create an inclusive workplace, we’re supporting employees and organizations working to end racism and discrimination. In fiscal 2022, the Campbell Soup Foundation awarded an additional $500,000 in grants to complete Campbell’s three-year, $1.5 million commitment to support nonprofit organizations that raise awareness, advance education and fight racism and discrimination.

Healthy Environment: Our focus on environmental sustainability encompasses our value chain. We set approved science-based targets to reduce greenhouse gas emissions generated in our operations and significant parts of our supply chain; made progress on the sustainable agriculture programs in our tomato, wheat, potato, cashew, and almond supply chains; and worked to lower the overall environmental footprint of our operations.

Our External Recognitions

Newsweek – America’s Most Responsible Companies	FTSE4Good	Bloomberg Gender Equality Index	JUST Capital	Forbes – America’s Best Employers for Diversity	ISS-oekom Corporate Rating of “Prime”
Included among the most responsible companies in America	Included in an index that measures the performance of companies demonstrating specific ESG practices	Included for transparency in gender reporting and advancing women’s equality	Recognized as one of the most JUST companies in America	Recognized based on employee recommendations, diversity of board and executive ranks and inclusion & diversity initiatives	Achieved “Prime” status for our strong environmental, social and governance performance in the Food & Beverages sector

Learn More About Corporate Responsibility at Campbell
We invite you to view our 2022 Corporate Responsibility Report at www.campbellcsr.com. Our Corporate Responsibility Report includes a scorecard showing progress against our key ESG goals, as well as disclosures that reference the Global Reporting Initiative, Sustainability Accounting Standards Board, Task Force on Climate-related Financial Disclosures, UN Global Compact and UN Sustainable Development Goals reporting frameworks.

SOCIAL IMPACT

Human Capital

The Board believes that effective talent development and human capital management are vital to Campbell’s continued success. The Board is involved in leadership development and oversees succession planning. The Board conducts at least one meeting each year at which the Board reviews the Company’s talent strategies, leadership pipeline and succession plans for key executive positions. The Compensation and Organization Committee oversees the process of succession planning and implements programs to retain and motivate key talent.

Inclusion and Diversity

A core pillar of Campbell’s strategic plan is to build a winning team and culture. To do this, Campbell is committed to building a company where everyone can be real, and feel safe, valued and supported to do their best work. We believe that having an inclusive and diverse culture strengthens our ability to recruit and develop talent and allows all employees to thrive and succeed. Diversity of input and perspectives is an essential part of our strategic plan to build a winning team and culture and we believe one key to success is attracting and retaining a diverse workforce that reflects our consumers of today and tomorrow. Our commitment to inclusion and diversity is based upon three guiding pillars:

●	Capabilities - providing resources and tools to employees to build capabilities to build a winning team and culture and to drive systemic change;
●	Advocacy - strengthening ally networks by supporting our employees, our partners and the communities where we live and work; and
●	Accountability - having individual, management and organizational accountability and transparency about our progress on building an inclusive culture.

We also continue to provide inclusion and diversity learning experiences and foster employee resource groups to highlight issues that impact underrepresented communities. Throughout 2022 the Board received regular updates from management on our inclusion and diversity efforts.

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DIRECTOR ORIENTATION AND CONTINUING EDUCATION

All new directors participate in the Company’s director orientation program. This orientation program is designed to familiarize new directors, through a review of background material, meetings with senior management and plant and facility tours. The orientation allows new directors to become familiar with the Company’s business and strategic plans; significant financial matters; core values, including ethics, compliance programs and corporate governance practices; and other key policies and practices.

We maintain a formal program of continuing education for directors. The Governance Committee is responsible for the administration of the program, under which each Director is expected to complete a total of eight hours of director continuing education over the course of two years. Directors may meet this expectation through a combination of Company-sponsored courses or events, in-person or online director education programs sponsored by outside parties, online training courses offered as part of our compliance training program for employees, and certain other educational experiences as may be approved by the Governance Committee from time to time.

DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

The Board recognizes that service on other public company boards provides valuable governance and leadership experience that benefits Campbell. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Company’s Board. Directors are expected to advise the Chair of the Governance Committee in advance of accepting an invitation to serve on another board of directors or become affiliated with another entity. The Governance Committee or its designee shall evaluate and advise the Board whether, by reason of conflicts in regular meeting schedules or business or competitive considerations, simultaneous service on another board or affiliation with another entity may impede the director’s ability to fulfill his or her responsibilities to Campbell.

Our Corporate Governance Standards provide that:

●	A director who also serves as a CEO or equivalent position may not serve on more than one other public company board;
●	Other directors may not serve on more than four other public company boards; and
●	No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.

All directors are in compliance with this policy.

CODE OF ETHICS

The Company has a Code of Business Conduct and Ethics for its directors, officers, and employees and an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the “Codes”). Any waiver of, or any amendment to the Codes, will be promptly disclosed on our website at www.investor.campbellsoupcompany.com. The Codes can be found in the governance section of our website at www.investor.campbellsoupcompany.com.

COMMUNICATING WITH THE BOARD

Interested persons may communicate with the full Board of Directors or the non-management directors by writing to the Board Chair or to the non-management directors as a group in care of the Office of the Corporate Secretary at the Company’s headquarters, or by email to directors@campbells.com. Concerns communicated to the Board will be addressed through the Company’s regular procedures for addressing such matters. Our Corporate Secretary receives and processes all communications and will refer relevant and appropriate communications to the Board Chair. Depending upon the nature of the concern, it may be referred to the Company’s Corporate Audit Department, Legal Department or Finance Department, or other appropriate departments.

Any concerns about Campbell’s governance, corporate conduct, business ethics or financial practices may also be communicated to the Board by calling the following toll-free Hotline telephone number in the U.S. and Canada: 1-800-210-2173. To place toll-free calls from other countries where we have operations, please see the instructions listed in the “Resources” section under the “Contact the Board” tab of our website at www.investor.campbellsoupcompany.com. Any concern relating to accounting, internal accounting controls or auditing matters will be referred both to the Board Chair and to the Chair of the Audit Committee.

As they deem necessary or appropriate, the Board Chair or the Chair of the Audit Committee may direct that certain concerns communicated to them be presented to the Audit Committee or the full Board, or that they receive special treatment, including the retention of outside counsel or other outside advisors.

Campbell policy prohibits the Company and any of our employees from retaliating in any manner, or taking any adverse action, against anyone who raises a concern or helps to investigate or resolve it.

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BOARD MEETINGS AND COMMITTEES

Director Attendance

Directors meet their responsibilities by preparing for and attending Board and committee meetings, and through communication with the Chair, the Chief Executive Officer and other members of management on matters affecting the Company. During fiscal 2022, the Board of Directors held six regular meetings. All directors attended at least 90% of scheduled Board meetings and meetings held by committees of which they were members.

All of the directors who are nominated for election are expected to attend the 2022 Annual Meeting.

Board Committee Structure

The Board has established four standing committees as of the record date: the Audit Committee; the Compensation and Organization Committee; the Finance and Corporate Development Committee; and the Governance Committee. Each of the standing committees has a charter that is reviewed annually by that committee. Proposed changes to the charter of any standing committee are approved by the Board. The committee charters are available in the governance section of the Company’s website at www.investor.campbellsoupcompany.com. Actions taken by any of the standing committees are reported to the Board. All members of the Board are given access to copies of the minutes of all committee meetings and copies of the materials distributed in advance of the meetings for all of the committees.

Information regarding membership in the standing committees as of the last day of fiscal 2022 (July 31, 2022), the number of meetings held by each committee in fiscal 2022, the principal responsibilities of the standing committees, and other relevant information are described in the tables that follow.

AUDIT COMMITTEE

Meetings
in fiscal 2022: 9

Committee Members
(at 2022 FYE):

Howard M. Averill (Chair)
Fabiola R. Arredondo
Bennett Dorrance, Jr.
Maria Teresa Hilado
Sarah Hofstetter
Archbold D. van Beuren

Primary Responsibilities

●    Evaluates the performance of and appoints the independent registered public accounting firm;

●    Reviews the scope and results of the audit plans of the independent registered public accounting firm and the internal auditors;

●    Reviews the effectiveness of the Company’s systems of internal control over financial reporting;

●    Reviews the performance and resources of the internal audit function, which reports directly to the Audit Committee;

●    Reviews the Company’s policies and practices with respect to risk assessment and risk management;

●    Reviews the information technology security program;

●    Reviews the financial reporting and accounting principles and standards and the audited financial statements to be included in the annual report;

●    Reviews the quarterly financial results and related disclosures;

●    Approves all permissible non-audit services to be performed by the independent registered public accounting firm and all relationships that the independent registered public accounting firm has with Campbell; and

●    Reviews the legal compliance and ethics program and Code of Business Conduct and Ethics.

Financial Expertise and Financial Literacy

The Board has determined that Howard Averill and Maria Teresa Hilado are audit committee financial experts, as defined by the SEC rules, and that all members of the Audit Committee are financially literate within the meaning of the NYSE Corporate Governance Standards.

Report

The Audit Committee report begins on page 37 of this proxy statement.

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COMPENSATION AND ORGANIZATION COMMITTEE Meetings in fiscal 2022: 5 Committee Members (at 2022 FYE): Marc B. Lautenbach (Chair) John P. Bilbrey Grant H. Hill Mary Alice D. Malone Kurt T. Schmidt

Primary Responsibilities

●    Reviews and approves the short-term and long-term incentive compensation programs, including the performance goals;

●    Reviews and approves the salaries and incentive compensation for senior executives, including the Chief Executive Officer, and total incentive compensation to be allocated annually to employees;

●    Reviews the executive salary structure and the apportionment of compensation among salary and short-term and long-term incentive compensation;

●    Conducts an annual performance evaluation of the Chief Executive Officer by all independent directors;

●    Reviews major organizational changes and executive organization and principal programs for executive development;

●    Reviews and recommends to the Board plans and polices regarding succession of the CEO in the event of an emergency;

●    Reviews and recommends to the Board significant changes in the design of employee benefit plans; and

●    Conducts an annual assessment of the independence of any outside advisor it chooses to retain.

Compensation and Organization Committee Interlocks and Insider Participation

There are no Compensation and Organization Committee interlocks. No member of the Committee has ever been an officer or employee of Campbell, and none of the members has any relationship required to be disclosed under this caption under the rules of the SEC. In addition, no executive officer of Campbell served on the compensation committee or board of directors of a company for which any of our directors serves as an executive officer.

Report

The Compensation and Organization Committee report is on page 53 of this proxy statement.

FINANCE AND
CORPORATE
DEVELOPMENT
COMMITTEE

Meetings
in fiscal 2022: 5

Committee Members
(at 2022 FYE):

Maria Teresa Hilado (Chair)
Fabiola R. Arredondo
Howard M. Averill
Bennett Dorrance, Jr.
Marc B. Lautenbach

Primary Responsibilities

●    Reviews and recommends to the Board all issuances, sales or repurchases of equity and long-term debt;

●    Reviews and recommends changes to our capital structure;

●    Reviews and/or recommends the financing plan, dividend policy and capital budget;

●    Reviews and recommends acquisitions, divestitures, joint ventures, partnerships or combinations of business interests; and

●    Reviews financial risks and the principal policies, procedures and controls with respect to investment and derivatives, foreign exchange and hedging transactions.

Campbell Soup Company   |   2022 Proxy Statement    33

GOVERNANCE COMMITTEE Meetings in fiscal 2022: 5 Committee Members (at 2022 FYE): Archbold D. van Beuren (Chair) John P. Bilbrey Grant H. Hill Sarah Hofstetter Mary Alice D. Malone Kurt T. Schmidt

Primary Responsibilities

Review and make recommendations to the Board regarding:

●    The organization and structure of the Board;

●    Qualifications for director candidates;

●    Candidates for election to the Board;

●    Committee chairs and Board Committee assignments;

●    Candidates for the position of Board Chair;

●    Evaluation of the Board Chair’s performance;

●    Amount and design of compensation for non-employee directors, including stock ownership guidelines; and

●    Oversight of ESG matters.

The Governance Committee oversees the annual Board, committee and individual director evaluation processes and administers the director education program. The Committee also reviews any transaction with a related person in accordance with the Board’s policy concerning such transactions, as further described on page 27.

COMPENSATION OF DIRECTORS

We strive to recruit and retain highly qualified non-employee directors who will best represent our shareholders’ interests. Each year, the Governance Committee reviews the amount and design of the compensation program for non-employee directors to ensure that the compensation we offer supports our objectives and is consistent with non-employee director compensation within our Compensation Peer Group.

In fiscal 2022, the Governance Committee retained FW Cook, the independent compensation consultant to the Board, to benchmark the compensation for the non-employee directors, including the Board Chair, against our Compensation Peer Group and other large public companies. The Governance Committee assessed the appropriateness of the form and amount of our non-employee director compensation. Based on this review, the Governance Committee recommended to the Board and the Board approved holding the 2022 retainers at the 2021 levels. The Board concluded that maintaining the retainers was appropriate to support its director recruitment and retention objectives. The Board believes that continuing to pay a larger proportion of the annual retainer in Company stock serves to further align director compensation and shareholders’ interests.

Additionally, our 2015 Long-Term Incentive Plan, which was approved by our shareholders at the 2015 Annual Meeting of Shareholders, caps the maximum aggregate dollar value of equity awards that can be made to any individual non-employee director in a calendar year at $500,000. All stock grants made in fiscal 2022 to non-employee directors were significantly below this amount. See the “2022 Director Compensation” table below for specific values.

The table below sets forth the components of non-employee director compensation for 2022:

Annual Cash Retainer:	$119,000
Annual Stock Retainer:	$144,500
Committee Chair Retainers:	$25,000 for Audit Committee
$20,000 for Compensation and Organization Committee
$15,000 for Finance and Corporate Development Committee
$15,000 for Governance Committee
Audit Committee Member Retainer (excluding Chair):	$7,500
Board Chair Annual Retainer:	$350,000

All non-employee director compensation is paid in arrears in four equal quarterly installments on or about March 31, June 30, September 30 and December 31.

The retainers for Committee chairs, Audit Committee members and the Board Chair are in addition to the annual cash and stock retainers paid to all non-employee directors. These additional retainers are delivered 50% in cash and 50% in shares of Campbell stock. Directors may elect to receive shares of Campbell stock in lieu of their cash retainers. There were no changes to these additional retainers in fiscal 2022.

We typically do not pay a Company employee who also serves as a director any additional compensation for serving as a director. Currently, Mr. Clouse is the only director who is also a Company employee.

Directors do not receive individual meeting fees. We pay for, provide or reimburse directors for expenses incurred to attend Board and Committee meetings and director education programs. Directors do not have a retirement plan or receive any benefits such as life or medical insurance. Directors do receive business travel and accident insurance coverage.

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Stock Ownership Guidelines

Under our Corporate Governance Standards, each director is expected, within five years of first joining the Board, to own Campbell stock or hold deferred stock units that have a value equal to five times the annual cash retainer. As of the date of this proxy statement, each of our directors has met or is on track to meet this guideline.

Policy on Hedging and Pledging

In September 2013, the Board adopted a policy that prohibits any director or executive officer from pledging any shares of Campbell common stock that he or she owns or controls, directly or indirectly, as security under any obligation on a prospective basis.

It is also our policy to prohibit all directors, officers and employees from hedging or offsetting the economic risk associated with a Campbell security. See page 53 for additional information regarding our policy prohibiting hedging.

Deferred Compensation Plan for Non-Employee Directors

Under our Supplemental Retirement Plan, a non-employee director may elect to defer payment of all or a portion of his or her fees until termination of his or her directorship. Directors participate in the same plan as executives. See page 60 for a description of the material terms of the Supplemental Retirement Plan.

Fiscal 2022 Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards(1)(2) ($)		Total ($)
Fabiola R. Arredondo	$122,750		$148,250		$271,000
Howard M. Averill	$131,500	(3)	$157,000	(4)	$288,500
John P. Bilbrey	$119,000	(3)	$144,500	(4)	$263,500
Bennett Dorrance, Jr. (5)	$—		$—		$—
Bennett Dorrance	$119,000		$144,500		$263,500
Maria Teresa Hilado	$130,250	(3)	$155,750	(4)	$286,000
Grant H. Hill	$119,000		$144,500		$263,500
Sarah Hofstetter	$122,750		$148,250	(4)	$271,000
Marc B. Lautenbach	$129,000		$154,500	(4)	$283,500
Mary Alice D. Malone	$119,000		$144,500		$263,500
Keith R. McLoughlin	$294,000		$319,500	(4)	$613,500
Kurt T. Schmidt	$119,000	(3)	$144,500	(4)	$263,500
Archbold D. van Beuren	$130,250		$155,750		$286,000
(1)	Amounts reported represent quarterly director compensation payments made in fiscal 2022, on or about September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022.
(2)	Amounts reported represent the aggregate grant date fair value of shares issued to each director during fiscal 2022, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2022 Form 10-K. Directors are fully vested in stock awards at the time of grant, therefore, there were no unvested stock awards at July 31, 2022.
(3)	In 2022, Messrs. Averill, Bilbrey and Schmidt and Ms. Hilado elected to defer their cash payments. This amount was credited to each individual’s notional account in the Supplemental Retirement Plan and invested in funds selected by each respective individual.
(4)	In 2022, Messrs. Averill, Bilbrey, Lautenbach, McLoughlin and Schmidt and Mses. Hilado and Hofstetter elected to defer the value of their stock awards. This amount was credited to each individual’s notional account in the Supplemental Retirement Plan and invested in the Campbell Stock Fund, which is indexed to Campbell common stock.
(5)	Mr. Dorrance, Jr. was elected as a director effective July 21, 2022 and received his first quarterly director compensation payment in fiscal 2023.

The aggregate perquisites to any individual non-employee director did not exceed the SEC reporting threshold amount of $10,000.

Campbell Soup Company   |   2022 Proxy Statement    35

ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.

The Audit Committee has re-appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for fiscal 2023. PwC or one of its predecessor firms has been retained as the Company’s independent registered public accounting firm continuously since we went public in 1954. Representatives of PwC will attend the 2022 Annual Meeting to make a statement if they desire to do so and to answer appropriate questions from shareholders.

The Audit Committee evaluated PwC’s performance, qualifications and independence in making its determination to reappoint PwC. The factors considered in the evaluation included:

■	PwC’s performance during fiscal 2022 and in previous fiscal years, including the results of a management survey measuring (i) the quality of PwC’s services, (ii) the sufficiency of PwC’s resources, (iii) PwC’s communication skills and (iv) PwC’s independence and objectivity;
■	PwC’s expertise and experience in the consumer-packaged goods industry;
■	The experience, professional qualifications and education of the PwC engagement team;
■	A review of PwC’s independence program and the processes it uses to maintain independence;
■	The scope of PwC’s internal quality control program and the results of its most recent quality control reviews, including reviews by the Public Company Accounting Oversight Board and PwC’s peers; and
■	The appropriateness of PwC’s fees for its professional services.

The Audit Committee has the sole authority to approve all engagement fees to be paid to PwC. The Audit Committee regularly meets with the lead audit partner without members of management present, and in executive session with only Audit Committee members present, which provides the opportunity for continuous assessment of the firm’s effectiveness and independence and for consideration of rotating audit firms. In accordance with SEC rules and PwC policies, the firm’s lead engagement partner rotates at least every five years. The Audit Committee and its Chair are involved in the selection of PwC’s lead engagement partner.

The Audit Committee and the Board of Directors believe that the continued retention of PwC to serve as the Company’s independent registered public accounting firm for fiscal 2023 is in the best interests of the Company and its shareholders. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey or our Articles or By-Laws, but as a matter of good corporate governance, the Board is submitting this proposal to shareholders. The affirmative vote of a majority of the votes cast at the meeting is required for ratification. Abstentions will not be counted as votes cast on this proposal. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another audit firm. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of Campbell and its shareholders.

Your Board of Directors Recommends a Vote “FOR” This Proposal

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Audit Firm Fees and Services

The aggregate fees, including expenses, billed by PwC, for professional services in fiscal 2022 and 2021 were as follows:

Services Rendered	Fiscal 2022	Fiscal 2021
Audit Fees	$3,636,000	$4,173,000
Audit-Related Fees	$25,000	$25,000
Tax Fees	$340,000	$988,000
All Other Fees	$24,000	$6,000

The audit fees for the years ended July 31, 2022 and August 1, 2021 include fees for professional services rendered for the audits of our consolidated financial statements and the effectiveness of our internal control over financial reporting, quarterly reviews, statutory audits, SEC filings, accounting consultations, and other compliance services required to be performed by our auditor.

The audit-related fees for the years ended July 31, 2022 and August 1, 2021 relate to pension plan audits.

Tax fees for the years ended July 31, 2022 and August 1, 2021 include fees for services related to tax compliance, including the preparation of tax returns, tax assistance with tax audits, transfer pricing, and tax consulting.

Other fees for the years ended July 31, 2022 and August 1, 2021 include fees associated with the use of accounting, disclosure and technical research software. Other fees for the year ended July 31, 2022 also include fees associated with the use of benchmarking services.

All audit, audit-related, tax and other fees described above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Pre-Approval Policy

Our Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.

During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled Audit Committee meeting, the Audit Committee has authority to delegate pre-approval authority to one of its members who must report on such pre-approval decisions at the Audit Committee’s next regular meeting. During fiscal 2022, the Audit Committee delegated authority to its Chair to pre-approve additional audit and non-audit services in an amount not to exceed $200,000.

Auditor Independence

Our Audit Committee discussed with PwC the firm’s objectivity and independence and PwC advised the committee that PwC is an independent accountant with respect to Campbell, within the meaning of Public Company Accounting Oversight Board Rule 3520 and that the members of its firm are not aware of any relationships between PwC and Campbell that, in their professional judgment, may reasonably be thought to bear on their independence. Furthermore, PwC has advised us that neither it nor any member of its firm has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. We have made similar inquiries of our directors and executive officers, and we have identified no such direct or indirect interest in PwC. Our Audit Committee also considered whether the provision of non-audit services by PwC to Campbell for the most recent fiscal year and the fees and costs billed and expected to be billed by PwC for those services are compatible with maintaining its independence.

Audit Committee Report

Management has primary responsibility for Campbell’s financial statements and the reporting process, including the system of internal control over financial reporting. Our role as the Audit Committee of Board of Directors is to oversee Campbell’s accounting and financial reporting processes, including the system of internal control over financial reporting, and audits of its financial statements.

Campbell Soup Company   |   2022 Proxy Statement    37

Our duties include overseeing Campbell’s management, internal auditors and the independent registered public accounting firm in their performance of the following functions for which they are responsible:

Management

●	Preparing Campbell’s financial statements in accordance with U.S. GAAP;
●	Establishing and assessing effective financial reporting systems and internal controls and procedures; and
●	Reporting on the effectiveness of Campbell’s internal control over financial reporting.

Internal Auditors

●	Independently assessing management’s system of internal controls and procedures; and
●	Reporting on the effectiveness of that system.

Independent Auditors

●	Auditing Campbell’s financial statements;
●	Issuing an opinion about the financial statements’ conformity with U.S. GAAP; and
●	Annually auditing the effectiveness of Campbell’s internal control over financial reporting.

The Audit Committee discussed with the internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee reviewed with the internal auditors and independent registered public accounting firm, with and without members of management present, the results of their audits, their assessment of Campbell’s internal control over financial reporting and the overall quality of Campbell’s financial reporting.

Prior to Campbell’s filing of its Annual Report on Form 10-K for the fiscal year ended July 31, 2022 with the SEC, the Audit Committee also during the year:

●	Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements;
●	Reviewed and discussed with the independent registered public accounting firm the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments;
●	Reviewed and discussed with management and the independent registered public accounting firm the assessment by management and the independent registered public accounting firm of the adequacy and effectiveness of Campbell’s internal control over financial reporting;
●	Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent registered public accountants’ communications with the Audit Committee;
●	Received from the independent registered public accounting firm a written report stating that they are not aware of any relationships between the registered public accounting firm and Campbell that, in their professional judgment, may reasonably be thought to bear on their independence, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence;
●	Discussed with the independent registered public accounting firm the firm’s objectivity and independence; and
●	Considered whether the provision of non-audit services by the independent registered public accounting firm to Campbell for the most recent fiscal year and the fees and costs billed and expected to be billed by the independent registered public accounting firm for those services are compatible with maintaining its independence.

Based on the review and discussions described in this report, and subject to the limitations of the Audit Committee’s role and responsibilities outlined in this report, the Audit Committee recommended to the Board that Campbell’s audited consolidated financial statements be included in Campbell’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022 for filing with the SEC.

Audit Committee
Howard M. Averill, Chair
Fabiola R. Arredondo
Bennett Dorrance, Jr.
Maria Teresa Hilado
Sarah Hofstetter
Archbold D. van Beuren

Approved: September 21, 2022

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ITEM 3 — ADVISORY VOTE ON FISCAL 2022 EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that shareholders be given the opportunity to cast an advisory (non-binding) vote on executive compensation. This vote, commonly known as a “Say on Pay” vote, gives shareholders the opportunity to vote for or against named executive officer (“NEO”) compensation during a given fiscal year. Shareholders’ votes are not intended to address any specific item of the compensation program, but rather to address our overall approach to executive compensation as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail in the Compensation Discussion and Analysis beginning on page 40, our compensation program is designed to link pay to Company, division and individual performance, and reward achievements in those areas accordingly. The objectives of the executive compensation program are to:

■	Align the financial interests of our NEOs with those of our shareholders, in both the short and long term;
■	Provide incentives for achieving and exceeding our short- and long-term goals;
■	Attract, motivate and retain key executives by providing total compensation opportunities that are competitive with opportunities offered by other companies in the food, beverage and consumer products industries; and
■	Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization.

The Compensation and Organization Committee (“Compensation Committee”) of the Board of Directors annually reviews our compensation structure, including the apportionment of pay between fixed and at-risk compensation elements and the design of the incentive compensation programs, and reviews and approves the applicable performance metrics by which such at-risk compensation is paid. The Compensation Committee believes that our executive compensation program effectively implements our compensation principles and policies, achieves our compensation objectives and aligns the interests of the NEOs and shareholders. Please read the entire Compensation Discussion and Analysis beginning on page 40 for additional details about our executive compensation programs, including detailed information about fiscal year 2022 compensation of the NEOs.

The Board of Directors is asking shareholders to support our fiscal 2022 executive compensation program, as disclosed in this proxy statement. The vote required for approval of this proposal is a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast on this proposal. This vote on executive compensation is advisory, and therefore, will not be binding on Campbell Soup Company, the Compensation Committee or the Board of Directors, and it will not be construed as overruling any decision by the Company or the Board of Directors or creating or implying any change to, or additional fiduciary duties for, the Company or the Board of Directors.

Your Board of Directors Recommends a Vote “FOR” This Proposal and “FOR” the Following Resolution:

“RESOLVED, that the shareholders of Campbell Soup Company approve, on an advisory basis, the compensation paid to Campbell Soup Company’s named executive officers, as disclosed in the 2022 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the 2022 executive compensation tables and related narrative discussion.”

Campbell Soup Company   |   2022 Proxy Statement    39

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

This CD&A describes our executive compensation program for the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), and the three other most highly compensated executive officers who were serving as executive officers at fiscal year end (July 31, 2022), (collectively with the CEO, and the CFO, “named executive officers” or “NEOs”). The Compensation and Organization Committee (“Committee”) of the Board of Directors oversees all aspects of NEO compensation, including annual incentive compensation under our Annual Incentive Plan (“AIP”) and long-term incentive compensation under our Long-Term Incentive Program (“LTI Program”). The fiscal 2022 NEOs are:

■	Mark A. Clouse	President and Chief Executive Officer
■	Mick J. Beekhuizen	Executive Vice President and Chief Financial Officer
■	Adam G. Ciongoli	Executive Vice President, General Counsel and Chief Sustainability, Corporate Responsibility and Governance Officer
■	Christopher D. Foley	Executive Vice President and President, Meals & Beverages
■	Valerie J. Oswalt	Executive Vice President and President, Snacks

41	WHAT HAPPENED IN 2022?
41	Strategy and 2022 Financial Results
41	2022 Executive Compensation: New Developments and Payouts

42	WHAT ARE OUR COMPENSATION PRACTICES?
42	Compensation Objectives
42	Compensation Principles and Policies
42	Compensation Governance
43	Results of 2021 Say on Pay Vote

43	HOW ARE COMPENSATION DECISIONS MADE?
43	Role of the Compensation and Organization Committee
43	Role of Management
44	Role of Independent Compensation Consultant
44	Peer Groups

45	HOW DO WE COMPENSATE OUR NEOS?
45	Compensation Elements
46	Base Salary
46	Annual Incentive Compensation
49	Long-Term Incentive Compensation
49	Fiscal 2022 Long-Term Incentive Program
51	Awards with Performance Periods Ending in Fiscal 2022
51	Retirement Plans and Other Benefits

52	HOW DO WE MANAGE RISKS RELATED TO OUR COMPENSATION PROGRAM?
52	Risk Assessment — Incentive Compensation Programs
52	Executive Stock Ownership
53	Tax Implications
53	Policies Prohibiting Hedging or Pledging Company Securities
53	Incentive Compensation Clawback Policy

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WHAT HAPPENED IN 2022?

Strategy and 2022 Financial Results

Our strategy is to deliver profitable growth by focusing on our core brands in two divisions within North America. This strategy is based on four pillars:

●	Building a winning team and culture;
●	Accelerating profitable growth;
●	Fueling investments and margins with targeted cost savings; and
●	Delivering on the promise of our purpose.

We delivered another year of solid results in fiscal 2022 while advancing our strategic plan in a volatile macroeconomic environment. We gained momentum throughout the year and made significant progress on a variety of fronts: we grew our iconic brands that consumers love, accelerated our innovation and strengthened our culture, capabilities and talent.

We successfully navigated significant industry-wide external pressures including inflation, labor shortages, materials availability and transportation. Our team demonstrated a significant step up in execution, and we grew stronger as a company, particularly in our supply chain.

Our brands are highly relevant, and we continued to attract and retain new households. In fact, consumption was up 4% versus the prior year and up 14% versus three years ago. Most of our key brands also remained at or above pre-pandemic share levels. This sustained share growth is a positive sign that we are continuing with a strong portfolio in fiscal 2023.

Like many in the industry, we faced a rapidly evolving macroeconomic environment in the first part of fiscal 2022, which was marked by supply chain pressures, particularly around labor. We navigated this challenge by enhancing and accelerating our recruiting, hiring and onboarding processes. By the end of the second quarter, we had recovered and strengthened our team with new hires, significantly improving our ability to meet sustained strong consumer demand.

Throughout the year, we proactively engaged our retail partners to deploy thoughtful and effective inflation-driven pricing. This effort, combined with continued supply chain productivity improvements and cost savings initiatives, significantly improved our ability to mitigate sustained inflationary pressures.

On September 1, 2022, we announced our fiscal 2022 financial results, which included:

●	Net sales of $8.562 billion, an increase of 1% versus 2021
●	Organic net sales of $8.560 billion, an increase of 2% versus 2021
●	Earnings before interest and taxes (“EBIT”) of $1.163 billion, a decrease of 25% versus 2021
●	Adjusted EBIT of $1.297 billion, a decrease of 4% versus 2021
●	Earnings per share (“EPS”) from continuing operations of $2.51, a decrease of 24% versus 2021
●	Adjusted EPS from continuing operations of $2.85, versus $2.86 in 2021
●	Cash flows from operations of $1.181 billion, versus $1.035 billion in 2021

Our fiscal 2022 performance was solid across all key operating metrics and we delivered on our commitments, especially adjusted EPS, which landed at the high end of our original guidance range. For fiscal 2022, organic net sales grew 2% over the prior year driven by effective revenue management efforts to counter inflation and strong results in both divisions. As expected, adjusted EBIT decreased 4% compared to the prior year primarily driven by challenging inflationary pressures.

More information on our business performance in fiscal 2022 is available in our 2022 Form 10-K, which is included in the 2022 Annual Report to Shareholders that accompanies this proxy statement. Information on items impacting comparability is available in Appendix A, which also provides a reconciliation of organic net sales, adjusted EBIT and adjusted EPS, which are non-GAAP measures, to their most comparable GAAP measures.

2022 Executive Compensation: New Developments and Payouts

In fiscal 2022, the Committee made a number of changes to the Company’s Annual Incentive Plan (“AIP”) and Long-Term Incentive Plan (“LTI”):

●	Adjusted certain metrics in the AIP to further align the AIP with the Company’s strategic objectives; and
●	Adjusted certain metrics in the LTI to further align the measurements with both absolute and relative Company performance measures.

Our financial performance in fiscal 2022 met the target metrics that were established by the Committee under the AIP, as discussed, beginning on page 47. Final payouts reflect the performance versus predetermined goals as well as the Committee’s judgment. Based on our results and the Committee’s overall evaluation of Company performance in fiscal 2022 including the review of the quality of financial results as further described on pages 47 through 48, the Committee funded the AIP pool at 118% of target.

Our TSR performance over the three-year performance period ending in fiscal 2022 was ranked 6th in the 11-company Performance Peer Group, resulting in the TSR performance-restricted share units with a performance period ending in fiscal 2022 vesting at 100% of target. See pages 49 through 51 for additional information.

Campbell Soup Company   |   2022 Proxy Statement    41

WHAT ARE OUR COMPENSATION PRACTICES?

Compensation Objectives

The objectives of our executive compensation program are to:

●	Align the financial interests of the NEOs with those of our shareholders, in both the short and long term;
●	Provide incentives for achieving and exceeding our short-term and long-term goals;
●	Attract, motivate and retain our key executives by providing total compensation opportunities that are competitive with opportunities offered by other companies in the food, beverage and consumer products industries; and
●	Differentiate the level of compensation based on individual and business unit performance, leadership potential and level of responsibility within the organization. Individual performance is rated based upon demonstrated leadership skills, accomplishment of objectives, business unit or functional accountabilities and personal contributions.

Compensation Principles and Policies

The Compensation and Organization Committee annually reviews and approves the principles and policies for executive compensation. In fiscal 2022, the Committee reviewed the compensation principles and policies and determined that no changes were required. The current compensation principles and policies are:

●	Campbell offers a total compensation package that is designed to link pay to Company, business unit and individual performance and attract, motivate and retain the caliber of talent needed to deliver successful business performance in absolute terms and relative to competition;
●	Compensation levels are set after comparing Campbell’s pay levels and practices to the practices of the Compensation Peer Group (see page 44), which is reviewed annually by the Committee;
●	Campbell targets total annual compensation, consisting of salary, annual incentives and long-term incentives, to approximate the regressed market median to enable the Company to recruit and retain executive talent. A regression analysis is performed to adjust the compensation data for the top executive positions to take into account differences in the total revenue of various peer companies compared to our total revenue. Our competitive position is reviewed annually by the Committee. An individual executive’s salary, target annual incentive and target long-term incentives may be higher or lower than the regressed market median due to a number of factors including the scope of the individual’s job responsibilities, his or her individual contributions and experience, business performance and job market conditions;
●	Annual incentive payments are based on our performance compared to the goals established at the beginning of the fiscal year in designated measurement areas relating to our financial and enterprise priorities for that year. The Committee evaluates performance compared to the annual goals to establish the AIP pool and uses its judgment to make any adjustments, which for fiscal 2022 was downward;
●	Long-term incentive grants are delivered in a combination of performance-restricted share units and time-lapse restricted share units, with the mix varying by level of responsibility within the organization; and
●	Senior executives have a substantial portion of their compensation at risk, based upon the achievement of the performance goals for annual incentive payments and the performance goals for long-term incentives. To further align the interests of our senior executives with those of shareholders, a higher proportion of the incentive compensation delivered to senior executives is through performance-based long-term incentives that are paid out depending upon our financial performance (see pages 49 through 51 for a description of the LTI Program).

Compensation Governance

Our executive compensation program reflects the following best practices:

WE DO	WE DO NOT
Maintain a strong alignment between corporate performance and compensation	Have an employment agreement with our CEO or any other executive officers
Annually review the risk profile of our compensation programs and maintain risk mitigators	Pay dividends or dividend equivalents to NEOs on unearned equity awards
Use an independent compensation consultant retained directly by the Compensation and Organization Committee	Reprice stock options without the approval of Campbell shareholders
Use “double-trigger” change in control provisions in all change in control agreements with our NEOs	Provide tax gross ups in any change in control agreement

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WE DO	WE DO NOT
Have a policy that allows for the clawback of incentive compensation upon a material financial restatement resulting from fraud or intentional misconduct and have performance share award agreements that allow for award clawback in the event of a breach of duty of loyalty	Allow any directors or officers to hedge Campbell common stock
Maintain robust stock ownership guidelines for all executive officers	Allow any directors or executive officers to pledge Campbell common stock

Results of 2021 Say on Pay Vote

At the 2021 Annual Meeting of Shareholders, we held our annual shareholder advisory vote on executive compensation, or “Say on Pay” vote. Approximately ninety-five percent (95%) of the votes cast were in favor of the “Say on Pay” proposal.

As the Committee evaluated our compensation principles and policies during fiscal 2022, it was mindful of this favorable outcome and our shareholders’ strong support of our compensation objectives and compensation programs. The Committee has maintained its general approach to executive compensation and made no material changes in fiscal 2022 to the compensation principles and policies or the objectives of our compensation program in response to the results of the “Say on Pay” vote.

HOW ARE COMPENSATION DECISIONS MADE?

Role of the Compensation and Organization Committee

The Committee has overall responsibility for our executive compensation program. The Committee annually reviews compensation strategy, principles and policies, including the apportionment of pay between fixed compensation and incentive compensation elements, and the design of incentive compensation programs. The Committee approves all compensation and benefits for our executive officers (including current executive officers who are NEOs) and Company executives with base salaries in excess of $500,000 per year, authorizes the aggregate amount of annual incentive awards for all eligible participants under the AIP and the LTI Program, and authorizes the CEO to allocate awards to other participants under the AIP and the LTI Program, up to an aggregate amount. Pursuant to the terms of its charter, the Committee is authorized to delegate any of its responsibilities to subcommittees as it deems appropriate, subject to the requirements of applicable laws, regulations and shareholder approved plans. The Committee has delegated to the Chair of the Committee the authority to approve compensation actions for executive officers between Committee meetings when absolutely necessary for business continuity purposes.

A subcommittee consisting of the Chair of the Committee and either the independent Board Chair or another independent director must jointly approve any equity grants made to executive officers between meetings.

Following the completion of the fiscal year, the Committee reviews the performance of the NEOs and approves each executive’s annual incentive payment for the just-completed fiscal year and certifies the vesting of long-term incentive awards for performance periods ending as of the just-completed fiscal year. The Committee also reviews and approves the base salary, annual incentive target and long-term incentive grant for the current fiscal year. This review of all major elements of executive compensation at one time provides the Committee with a comprehensive analysis of the target dollar amount of compensation that would be delivered by each element of compensation, assuming that the required performance goals are attained.

The Committee also reviews major organizational changes and reviews our succession planning and leadership development processes.

Role of Management

It is our customary practice for the CEO and the Executive Vice President and Chief Human Resources Officer to provide recommendations to the Committee on compensation actions for our executive officers (except for actions related to their own compensation) and on potential changes in the design of executive compensation programs, which the Committee then reviews with its independent compensation consultant. In September 2021, Mr. Clouse and the Executive Vice President and Chief Human Resources Officer recommended to the Committee compensation actions for all of the Company’s executive officers (other than their own positions), including the NEOs, as well as Company executives with base salaries over $500,000. The recommendations included fiscal 2021 AIP awards and base salaries and LTI grants for fiscal 2022. In September 2022, Mr. Clouse and the Executive Vice President and Chief Human Resources Officer recommended to the Committee fiscal 2022 AIP awards and base salaries and LTI grants for fiscal 2023 for the Company’s executive officers (other than their own positions), including the NEOs.

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Role of Independent Compensation Consultant

Pursuant to its charter, the Committee is authorized to engage an outside advisor to assist in the design and evaluation of our executive compensation program, as well as to approve the fees paid to such advisor and other terms of the engagement. Prior to the retention of an outside advisor, the Committee assesses the prospective advisor’s independence, taking into consideration all relevant factors, including those factors specified in the NYSE listing standards.

FW Cook has been the Committee’s independent compensation consultant since fiscal 2014. Each year the Committee reviews the performance of FW Cook. FW Cook does not provide us with any services other than advising the Committee on executive compensation and advising the Governance Committee on non-employee director compensation. The Committee did not engage any other compensation advisor in fiscal 2022. At the direction of the Committee, FW Cook provided advice on CEO compensation, compensation trends, governance issues and other matters of interest to the Committee during fiscal 2022. The Committee assessed FW Cook’s independence, taking into account a number of factors such as: (1) the provision of other services to Campbell by FW Cook; (2) the amount of fees received from Campbell by FW Cook as a percentage of the total revenue of FW Cook; (3) FW Cook’s policies and procedures to prevent conflicts of interest; (4) any business or personal relationship between FW Cook and the members of the Committee; (5) any ownership of Campbell stock by the individuals at FW Cook performing consulting services for the Committee; and (6) any business or personal relationship between FW Cook or the individuals performing consulting services for the Company and any Campbell executive officer. FW Cook provided the Committee with appropriate assurances regarding its independence. Based on this analysis, the Committee has concluded that FW Cook has been independent throughout its service to the Committee and that there are no conflicts of interest.

Peer Groups

The Committee identifies both a Compensation Peer Group and a Performance Peer Group (which is a subset of the Compensation Peer Group) in designing and determining executive compensation. The Committee uses the Compensation Peer Group to evaluate the competitiveness of executive compensation and uses the Performance Peer Group to measure our relative TSR performance.

The Compensation Peer Group consists of companies in the food, beverage and consumer products industries with whom we primarily compete for executive talent. The Performance Peer Group includes the companies in the Standard & Poor’s Packaged Foods Group, which are independently selected by Standard & Poor’s (“S&P”) based upon the similarities of the companies’ businesses in the packaged foods industry.

The composition of the Compensation Peer Group is reviewed and approved by the Committee each fiscal year after obtaining advice from its independent compensation consultant. In fiscal 2022, the Committee compared our target total compensation levels with levels at the companies in the Compensation Peer Group identified in the table below. Given our relatively small size in relation to many of the companies in the Compensation Peer Group, a regression analysis was performed to adjust the compensation data for the top positions for differences in the total revenues of the various companies compared to our total revenue. The Committee believes that use of the Compensation Peer Group is the most effective method to evaluate and set the compensation needed to attract, motivate and retain the executive talent needed to manage our businesses and operations successfully, because these are the primary companies with which we compete for senior executives. Use of this peer group also provides a broad database that allows Campbell to obtain accurate, representative survey information for a majority of its positions.

The Committee also reviewed the Performance Peer Group in fiscal 2022 and continues to believe that it is the appropriate group in Campbell’s industry against which to measure our TSR performance. TSR performance of the companies in the Compensation Peer Group that are not in the packaged foods industry is more likely to be affected by economic developments that do not affect the packaged foods industry. Companies that are added to and deleted from the S&P Packaged Foods Group are automatically added to, or deleted from, the Performance Peer Group. The companies currently in the S&P Packaged Foods Group are noted in the table below; this list is also readily available through S&P.

The Committee believes that the Compensation Peer Group and Performance Peer Group used in fiscal 2021 continued to be the appropriate peer groups for fiscal 2022 and did not recommend any updates to the peer groups for fiscal 2022.

Fiscal 2022 Compensation Peer Group & Performance Peer Group

■	Anheuser-Busch Companies, Inc.	■	Hormel, Inc.(1)	■	Mondelez International, Inc.(1)
■	The Clorox Company	■	Johnson & Johnson Company	■	Nestle USA, Inc.
■	The Coca-Cola Company	■	J.M. Smucker Company(1)	■	PepsiCo, Inc.
■	Colgate-Palmolive Company	■	Kellogg Company(1)	■	The Procter & Gamble Company
■	ConAgra Foods, Inc.(1)	■	Keurig Dr. Pepper Inc.	■	S.C. Johnson & Son, Inc.
■	Dean Foods Company	■	Kimberly-Clark Corporation	■	Treehouse Foods, Inc.
■	Flowers Foods, Inc.	■	The Kraft Heinz Company(1)	■	Tyson Foods, Inc.(1)
■	General Mills, Inc.(1)	■	Mars, Inc.	■	Unilever United States, Inc.
■	The Hershey Company(1)	■	McCormick & Company, Inc.(1)
(1)	These companies, plus Campbell, constitute the entire S&P Packaged Foods Group, the Performance Peer Group used to measure TSR performance for calculation of the payout of TSR performance-restricted share units under the LTI Program.

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HOW DO WE COMPENSATE OUR NEOs?

Compensation Elements

The primary components of our executive compensation and benefits programs are summarized in the following table:

Element		Purpose/Objective	Additional Info
Fixed	Base Salary

●    Provide a base level of compensation that is competitive in relation to the responsibilities of each executive’s position to attract the talent needed to successfully manage our business and execute our strategies

Page 46
At Risk	Annual Cash Incentive	● Motivate and reward the achievement of annual operating plan goals ● Recognize individual contribution, measured by the impact on the performance of the Company, division, function or team	Pages 46-48
Long-Term Equity Incentive

●    Motivate and reward executives based upon our success in delivering value to our shareholders

●    Retain the executive talent necessary to successfully manage our business and execute our strategies

●    Align pay with performance metrics that impact long-term value creation

Pages 49-50
Benefits	Retirement Programs	● Provide retirement benefits at competitive levels consistent with programs for our broad-based employee population	Page 51
Post-Termination Compensation and Benefits

●    Provide market-competitive benefits to attract the talent needed to successfully manage our business and execute our strategies

●    Provide a reasonable measure of financial stability in the event of involuntary termination or change in control

Page 52
	Benefits and Perquisites	● Provide market-competitive benefits and perquisites to attract the talent needed to successfully manage our business and execute our strategies	Pages 51-52

The proportion of compensation delivered in each of these elements is designed to:

■    put more compensation at risk based upon Company or business unit and individual performance for NEOs, whose performance is more likely to influence the results of the executive’s business unit or function, or the results of the Company as a whole;

■    align NEO compensation with shareholder value creation through long-term incentives based on relative and absolute total shareholder return;

■    provide consistency over time in the proportion of compensation opportunity among the elements, while varying actual pay based upon Company, business unit and individual performance; and

■    be competitive with the practices of the Compensation Peer Group in order to attract, motivate and retain key executives.

Our NEOs have a substantial portion of their target compensation at risk:

CEO

Other NEOs

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Base Salary

The Committee considers a number of factors in determining individual base salaries for the NEOs, including the scope of an individual’s job responsibilities, his or her individual contributions and experience, business performance, job market conditions, the salary budget guidelines, and the individual’s current base salary as compared with those of persons in similar positions at other companies in the Compensation Peer Group, as well as within the Company. Targets for annual incentive payments and long-term incentive grants are a percentage of base salary.

Individual salaries for NEOs are reviewed each September by the Committee when it conducts its annual review of executive performance. Merit increases are generally based on the CEO’s (for executives other than the CEO) and the Committee’s assessment of individual performance.

In September 2021, the Committee reviewed the base salaries for all of the NEOs. The Committee decided to increase the fiscal 2022 base salaries for Messrs. Clouse, Beekhuizen, Ciongoli and Foley and Ms. Oswalt by 3%, 5%, 3%, 3% and 3.6% respectively, overall generally in line with the average 3% base salary increases for our U.S.-based salaried employees. In the case of each of Mr. Beekhuizen and Ms. Oswalt, the additional merit increases were intended to better align each individual’s base salary to a comparable position within the Compensation Peer Group.

The amount of base salary paid to each of the NEOs in fiscal 2022 is presented in the 2022 Summary Compensation Table on page 54.

Annual Incentive Compensation

In fiscal 2022, all NEOs were eligible to receive an annual incentive award under the Campbell Soup Company Annual Incentive Plan (“AIP”). Awards to NEOs under the AIP are determined based on Company and/or division performance (as applicable) and individual performance, as illustrated in the table below.

A narrative discussion of each component follows.

Annual Incentive Target	Total Company Performance Score*	Individual Award Determination	Final Award
The Committee sets a target percentage for each NEO based on competitive market data. The target percentages for all AIP-eligible participants (other than the CEO) are applied to individual base salaries (other than the CEO’s) to calculate a target AIP award pool for the total Company.	The score is determined by the Committee based on an assessment of the Company’s performance versus pre-established financial goals and the quality of the results. The full range of possible scores is 0-200%.	This is determined by the Committee, in the case of the CEO, and the Committee with input from the CEO for the other NEOs. The range of possible scores is 0-100%.

Together, these determine the total approved AIP pool for the Company**		This determines an individual NEO’s “share” of the approved pool	In all events, capped at 200% of an individual’s AIP target

*	AIP awards for NEOs who are division leaders are determined using a score that is weighted 30% on the assessment of total Company performance and 70% on the assessment of the division’s performance.

**	The total approved AIP pool for the Company as described above does not include payments to the CEO. The CEO’s AIP payment comes from a separate pool, but is calculated in the same manner as described above (i.e., CEO’s annual incentive target multiplied by the Total Company Performance Score multiplied by the CEO’s Individual Performance Score, capped in all events at 200% of the CEO’s annual incentive target).

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Annual Incentive Target

Each year, the Committee establishes a competitive annual incentive target under the AIP, expressed as a percentage of base salary, for each NEO. The AIP target percentages are at or near the size-adjusted median for similar executive positions at companies in the Compensation Peer Group. The sum of the individual incentive targets for all AIP participants (approximately 1,722 executives, managers and professionals) comprises the target AIP award pool. The maximum payout under the AIP for any individual is 200% of his or her target.

The Committee reviewed the fiscal 2022 AIP targets for Messrs. Clouse, Beekhuizen and Ciongoli and determined that no changes were warranted to the targets for fiscal 2022. The Committee increased Mr. Foley and Ms. Oswalt’s targets from 80% to 90% to align with overall market competitive rates.

The fiscal 2022 annual incentive targets for the NEOs were:

Name	Fiscal 2022 Annual Incentive Target (% of Base Salary)	Fiscal 2022 Annual Incentive Target ($)
Mark A. Clouse	160%	$1,867,200
Mick J. Beekhuizen	90%	$694,575
Adam G. Ciongoli	80%	$627,394
Christopher D. Foley	90%	$587,250
Valerie J. Oswalt	90%	$587,250

Fiscal 2022 Total Company Performance Score

Fiscal 2022 was a year in which we planned to continue to execute against our strategy by focusing on the growth of our snacks business while also continuing to invest in U.S. soup and other core brands, to continue pursuing our multi-year cost saving, productivity and pricing initiatives to mitigate inflation and to deliver composite-weighted market share growth within both divisions.

Considering the foregoing, the Committee chose to base the fiscal 2022 Total Company Performance Score for the AIP on three financial metrics – net sales, adjusted EBIT and free cash flow – and established the performance targets set forth in the table below (dollars in millions). In fiscal 2022 the Committee approved the substitution of an adjusted EBIT metric for the previously utilized adjusted EPS metric as the Committee believed that adjusted EBIT is a meaningful measure of key aspects of the Company’s annual performance, including revenue growth, expense control and efficient use of capital.

	Performance Targets
Metric Weighting	Threshold	Target			Over-Achievement	Exceptional
Net Sales (40%)	$7,904	$8,278	–	$8,362	$8,902	$9,069
Adjusted EBIT (40%)	$1,197	$1,303	–	$1,357	$1,436	$1,463
Free Cash Flow (20%)	$638	$735	–	$765	$863	$900

The performance targets set forth above align with the Company’s internal operating plan and externally provided net sales and adjusted EBIT guidance that we shared for fiscal 2022 and were designed to be challenging to achieve. For each of the Net Sales and Adjusted EBIT metrics, threshold performance results in a 50% payout of target funding, for the Free Cash Flow Metric, threshold performance results in 25% funding, and for all metrics, performance within the target range results in a 100% payout of target funding, over achievement results in a 175% payout of target funding, and exceptional performance results in 200% funding; straight-line interpolation will be used between points to determine the actual payout.

In establishing the metrics, performance targets and payout ranges for the fiscal 2022 Total Company Performance Score at the beginning of the fiscal year, the Committee recognized that fiscal 2022 would be a transitory year with continued volatility in commodity and input prices, more normalized demand levels and elevated inflation levels would likely have broad macro-economic impacts throughout fiscal 2022. In recognition of this continuing uncertain environment, the Committee decided to maintain a reduced leverage for a given level of performance versus target and the wider ranges applicable for each level of achievement.

The Committee believed that linking the fiscal 2022 AIP to net sales, adjusted EBIT and free cash flow would appropriately incent the management team to take the necessary steps to continue brand growth in Snacks, invest in our Meals & Beverages business and continue to deliver cost savings and network optimization. It established the performance targets and payout ranges described above to incent management to deliver its external outlook, which the Committee believed would help the Company establish a solid foundation for future business growth.

The table below summarizes our fiscal 2022 performance for AIP purposes. Adjusted EBIT is a non-GAAP measure and excludes certain items impacting comparability as set forth in Appendix A. Free cash flow is an internal metric that measures net cash provided by operating activities less capital expenditures and certain investing and financing activities (dollars in millions).

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	Fiscal 2022 AIP Performance	Performance Assessment	Score	Weighting	Weighted Contribution to Total Company Performance Score
Net Sales	$8,562	Overachievement	127%	40%	51%
Adjusted EBIT	$1,297	Threshold	96%	40%	38%
Free Cash Flow	$933	Exceptional	200%	20%	40%

Formulaically, the Total Company Performance Score provided for a payout equal to 129% of target. However, the Committee retains discretion to adjust the Total Company Performance Score for quality of results and other factors as it deems appropriate and exercised such discretion in fiscal 2022. Once the performance metrics review was complete, the Committee performed a review of the quality of the fiscal 2022 results to determine if any adjustments were necessary to the overall payout. In evaluating the quality of results the Committee considered a number of factors, including lower than expected levels of capital spending and market share performance. The Committee decided to exercise negative discretion and reduced the approved payout from 129% of target to 118% of target for fiscal 2022.

Fiscal 2022 CEO and NEO Annual Incentive Compensation

Mark A. Clouse

In September 2022, the Committee evaluated Mr. Clouse’s fiscal 2022 performance, taking into account the Company’s performance in fiscal 2022 against the metrics established for the AIP, for which Mr. Clouse, as our CEO, has ultimate oversight and responsibility. The Committee also evaluated Mr. Clouse’s individual performance, as assessed by all independent directors on the Board through the CEO evaluation process, which among other things, noted Mr. Clouse’s leadership in a volatile and dynamic environment; delivery of financial results in line with external guidance; clear and transparent communication with the Board and other stakeholders; and improving the Company’s supply chain. Based on this review, the Committee established Mr. Clouse’s fiscal 2022 AIP award as shown in the table below.

Name	Fiscal 2022 Annual Incentive Target	Fiscal 2022 Company Performance Score		Fiscal 2022 Individual Performance Score		Fiscal 2022 Annual Incentive Award
Mark A. Clouse	$1,867,200	x	118%	x	100%	= $	2,203,296

Other NEOs

Each NEO has individual performance goals for fiscal 2022 against which his or her individual performance was assessed. Mr. Clouse provided the Committee with his assessment of each NEO’s fiscal 2022 performance and achievement relative to his or her individual performance goals. In providing the Committee with his assessment, Mr. Clouse made note of the following individual accomplishments for each NEO: Mr. Beekhuizen’s leadership in the areas of cash flow management and cost savings programs and his leadership in advancing key strategic corporate development initiatives; Mr. Ciongoli’s oversight of legal and compliance and government relations functions and leadership expansion and integration of the ESG function across the organization; Mr. Foley’s leadership in advancing the Company’s strategic agenda and efforts to reprioritize the Meals & Beverages strategy in a dynamic environment; and Ms. Oswalt’s leadership in advancing the Company’s strategic agenda and efforts on brand growth and innovations within the Snacks division. Based on the individual performance of Mr. Beekhuizen, Mr. Ciongoli, Mr. Foley and Ms. Oswalt, Mr. Clouse recommended, and the Committee reviewed and approved, the AIP payouts as shown in the table below.

Name	Fiscal 2022 Annual Incentive Target	Fiscal 2022 Company Performance Score		Fiscal 2022 Individual Performance Score		Fiscal 2022 Annual Incentive Award
Mick J. Beekhuizen	$694,575	x	118%	x	100%	= $	819,599
Adam G. Ciongoli	$627,394	x	118%	x	100%	= $	740,324
Christopher D. Foley	$587,250	x	118%	x	100%	= $	692,955
Valerie J. Oswalt	$587,250	x	118%	x	100%	= $	692,955

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Long-Term Incentive Compensation

Long-term incentives are typically equity awards, although cash-based awards may be made in limited circumstances. Equity grants are typically approved by the Committee each September, which is near the beginning of our fiscal year. Individual grants are based on the executive’s level of responsibility, possession of critical skills, individual performance and future leadership potential as assessed in our human resources organization planning process. The components of the LTI Program have evolved over time and are modified periodically to further the goals of the program. In fiscal 2020, the Committee decided to stop issuing stock options to the executive officers to simplify the design of the LTI program, while believing that the mix of performance and time-lapse restricted units provided strong shareholder alignment. All shares paid out under our LTI Program are treasury shares that were previously issued and outstanding.

Fiscal 2022 Long-Term Incentive Program

Each NEO, other than Mr. Clouse, employed at the time of the LTI grants has a long-term incentive target that is expressed as a percentage of his or her base salary. These targets, on average, are designed to deliver total direct compensation that approximates the regressed market median, in accordance with our Compensation Principles and Policies. The Committee reviews the LTI targets for each NEO annually. The Committee did not make any changes to the fiscal 2022 LTI targets for our NEOs when it reviewed these targets in March 2021. The fiscal 2022 long-term incentive targets for our NEOs are set forth in the table below:

Name	Fiscal 2022 LTI Target (% of Base Salary)	Fiscal 2022 LTI Target ($)
Mick J. Beekhuizen	250%	$1,837,500
Adam G. Ciongoli	220%	$1,675,080
Christopher D. Foley	220%	$1,393,590
Valerie J. Oswalt	220%	$1,386,000

For Mr. Clouse, based upon the recommendation of the Committee’s independent compensation consultant to ensure consistency with current peer practices for determining CEO compensation, the Committee transitioned to use of an LTI target based on a flat dollar amount rather than a percentage of base salary and approved a long-term incentive award valued at $6,330,000.

Awards granted under our long-term incentive program in fiscal 2022 to our NEOs consisted of a combination of performance-restricted share units and time-lapse restricted share units, as follows:

●	TSR performance-restricted share units, which are earned based upon our TSR performance over the three-year performance period compared to the TSRs of the other companies in the Performance Peer Group;
●	EPS performance-restricted share units, which are earned based upon achievement of our adjusted EPS compound annual growth rate (CAGR) goal, measured over a three-year performance period; and
●	Time-lapse restricted share units, which vest ratably over three years based on continuous service with the Company.

In fiscal 2022, each NEO who participated in the LTI Program received 30% of their long-term incentive opportunity in TSR performance-restricted share units, 30% in EPS performance-restricted share units and 40% in time-lapse restricted share units. There is no payment of dividends on restricted share units during the restriction period; instead, accumulated dividend equivalents will be paid in cash at the end of the restriction period on the units that ultimately vest. The long-term incentive awards that were granted to our NEOs during fiscal 2022 appear in the table below, and a description of each component that was granted in fiscal 2022 or that vested in whole or in part based on our fiscal 2022 performance appears in the narrative discussion following the table.

Name	TSR Performance- Restricted Share Units	EPS Performance- Restricted Share Units	Time-Lapse Restricted Share Units	LTI Grant Value on Date of Grant*
Mark A. Clouse	44,819	44,819	59,759	$6,330,000
Mick J. Beekhuizen	26,021	26,021	34,694	$3,675,000
Adam G. Ciongoli	13,046	13,046	17,395	$1,842,588
Christopher D. Foley	12,827	12,827	17,103	$1,811,667
Valerie J. Oswalt	11,776	11,776	15,702	$1,663,200

*	Value for grants made on October 1, 2021 is based on a stock price of $42.37, which was the average closing price of Campbell common stock over the final 20 trading days in August 2021. The grant date fair value of share units, as shown in the 2022 Summary Compensation Table on page 54 and the 2022 Grants of Plan-Based Awards table on page 56, is different than the value in the table above because the grant date fair value is based on a Monte Carlo valuation in the case of the TSR performance-restricted share units and the closing share price on the date of the grant for each of the time-lapse restricted share units and EPS performance-restricted share units.

The fiscal 2022 long-term incentive awards to Mr. Clouse were granted at target. Messrs. Beekhuizen, Ciongoli, and Foley and Ms. Oswalt were granted awards in excess of their target amount based on the recommendation of the CEO and the Committee’s evaluation of their performance. Mr. Beekhuizen was granted an award at 200% of his target, Mr. Ciongoli was granted an award at 110% of his target, Mr. Foley was granted an award at 130% of his target and Ms. Oswalt was granted an award at 120% of her target.

Campbell Soup Company   |   2022 Proxy Statement    49

TSR Performance-Restricted Share Units

In fiscal 2022, the Committee granted 30% of long-term incentive awards to the NEOs in the form of TSR performance-restricted share units. The Committee believed that it was appropriate to include an element that compared our performance to an external peer group, and that linking a portion of long-term compensation to our TSR performance aligns the interests of NEOs with those of our shareholders. TSR performance-restricted share units are paid out based upon our TSR performance over a three-year period compared to the TSRs of the other companies in the Performance Peer Group over the same three-year period. At the time of payment, the Committee can exercise negative discretion in determining our ranking under the TSR performance-restricted share unit portion of the program in the event of extraordinary circumstances.

The grants made in fiscal 2022 have a fiscal 2022-2024 performance period. Based on the current composition of the Performance Peer Group, which has 11 companies, including Campbell, the percentage of target TSR units granted in fiscal 2022 that will be paid out at the end of the performance period based upon our TSR performance ranking is illustrated in the chart below:

Campbell’s TSR Performance Rank	1	2	3	4	5	6	7	8	9	10	11
Percentage Payout	200%	200%	175%	150%	125%	100%	75%	50%	0%	0%	0%

EPS Performance-Restricted Share Units

In fiscal 2022, the Committee granted 30% of long-term incentive awards to the NEOs in the form of EPS performance-restricted share units. The Committee believed that it was appropriate to include an element that measured our performance in alignment with our long-term strategic plan and is viewed by shareholders as a primary driver of value creation. The Committee believed that linking a portion of long-term compensation to our long-term EPS performance aligns the interests of NEOs with those of our shareholders.

EPS performance-restricted share units are paid out based upon our adjusted EPS compound annual growth rate (CAGR), measured over a three-year performance period, provided that the adjusted EPS CAGR goals established at the time of grant are achieved. At the time of payment, the Committee can exercise negative discretion in determining our payout under the EPS performance-restricted share unit portion of the program in the event of extraordinary circumstances.

The grants made in fiscal 2022 have a fiscal 2022-2024 performance period. The payout of the EPS performance-restricted share units will range between 0% and 200%. At the time of grant, the Committee established a cumulative three-year adjusted EPS CAGR target of 2%. The percentage of target EPS units granted in fiscal 2022 that will be paid out at the end of the performance period based upon attainment of our EPS CAGR goal is illustrated in the chart below:

EPS CAGR for Fiscal 2022-Fiscal 2024	<0%	0%	1%	2%	3%	4%	5%
Percentage Payout	0%	50%	75%	100%	133%	167%	200%

Time-Lapse Restricted Share Units

In fiscal 2022, the Committee granted long-term incentive awards to the NEOs in the form of time-lapse restricted share units. Time-lapse restricted share units will vest in equal installments on each of the first three anniversaries of the grant date and are paid out two months following the end of each fiscal year provided that the NEO meets the service requirements. The Committee intends for the time-lapse restricted share units to be a retention tool.

In addition to the grants that are made as part of the annual long-term incentive program, the Committee may also grant time-lapse restricted share units to NEOs in other limited circumstances, typically (1) at the start of their employment with us in recognition of their forfeiture of long-term incentive grants from their prior employer, (2) as additional compensation when an NEO is promoted into a new role or given additional responsibilities, or (3) as an additional retention tool.

For more information on these awards, see the 2022 Grants of Plan-Based Awards Table on page 56.

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Awards with Performance Periods Ending in Fiscal 2022

TSR Performance-Restricted Share Units

TSR performance-restricted share units were granted in October 2019 as part of the fiscal 2020 LTI Program. These units had a fiscal 2020-2022 performance period. For the fiscal 2020-2022 performance period, the percentage of target TSR performance-restricted share units that were paid out was based upon our TSR performance ranking as illustrated in the chart below.

Campbell’s TSR Performance Rank	1	2	3	4	5	6	7	8	9	10	11
Percentage Payout	200%	200%	175%	150%	125%	100%	75%	50%	0%	0%	0%

●	Our cumulative three-year TSR of 30.2% ranked 6th versus the peer group.
●	Based on the above criteria and our TSR performance ranking, the payout for TSR performance-restricted share units for the fiscal 2020-2022 performance period was 100% of the target amount.

Retirement Plans and Other Benefits

Pension Plans

Eligible NEOs participate in one qualified, defined benefit pension plan, the Campbell Soup Company Retirement and Pension Plan (“Qualified Plan”) and in one non-qualified, defined benefit pension plan, the Campbell Soup Company Supplemental Employees’ Retirement Plan (“SERP”). The Qualified Plan provides funded, tax-qualified benefits up to applicable annual limits allowed under the IRC for full-time U.S. employees who commenced employment with us prior to January 1, 2011. The SERP is an unfunded, non-qualified executive retirement plan which is intended to provide the benefits that are not payable under the Qualified Plan based on statutory compensation limits or due to the NEO’s deferral of compensation. All defined benefit pension plans were closed to new participants, effective December 31, 2010. The only NEO who was eligible for the Qualified Plan and the SERP in fiscal 2022 was Mr. Foley.

Although closed to new participants, we maintain the Qualified Plan and the SERP as a means to retain eligible employees and to provide them with a competitive level of pension benefits. The retirement plans provide eligible employees, including the eligible NEOs, the opportunity to plan for future financial needs during retirement. Under the Qualified Plan, the actual pension benefit is calculated on the same basis for all participants, and is based upon the eligible NEO’s:

●	length of service;
●	covered compensation (for example, base salary and annual incentive payments under the AIP); and
●	age at retirement.

Time-lapse restricted share units, performance-restricted share units and stock options, as well as any extraordinary remuneration, are not included in the calculation of the pension benefit under the Qualified Plan. For a more detailed discussion of the retirement plans and the accumulated benefits under these plans, see the 2022 Pension Benefits table and the accompanying narrative beginning on page 59.

NEOs who were hired or promoted into an eligible salary grade on or after January 1, 2011 may be eligible to receive an Executive Retirement Contribution. Messrs. Clouse, Beekhuizen, Ciongoli and Foley and Ms. Oswalt were eligible for the Executive Retirement Contribution in fiscal 2022. The Executive Retirement Contribution is a credit to the participant’s Supplemental Retirement Plan account. The amount of the Executive Retirement Contribution is calculated on the same basis for all participants using covered compensation (for example, base salary and annual incentive payments under the AIP) and is subject to vesting criteria. The Executive Retirement Contribution is consistent with our objective to attract and retain experienced senior executives to execute our strategies and was adopted as a means to provide a competitive level of retirement benefits to executives. For a more detailed discussion of the Executive Retirement Contribution, see the narrative on pages 60 and 61 following the 2022 Pension Benefits table and the 2022 Nonqualified Deferred Compensation table and accompanying narrative beginning on page 61.

Deferred Compensation Plan

The Campbell Soup Company Supplemental Retirement Plan provides an opportunity for eligible U.S.-based participants, including the NEOs, to save for future financial needs. For a more detailed discussion of the deferred compensation arrangements relating to the NEOs, see the 2022 Nonqualified Deferred Compensation table and accompanying narrative beginning on page 61.

Perquisites

Our Personal Choice Program provides quarterly cash payments to certain NEOs in lieu of Company sponsored programs for items such as tax or estate planning services or financial planning services. The Committee believes that these payments are appropriate to reimburse executives for financial and tax planning services or other purposes so that the executives are not distracted from devoting their time and energy to their responsibilities to the Company. We also provide long-term disability protection to NEOs who were hired in 2015 and prior that is in addition to the standard long-term disability coverage provided for other employees. During fiscal 2022, we provided supplemental long-term disability coverage to Mr. Ciongoli.

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During fiscal 2022, we provided relocation benefits to Mr. Beekhuizen consistent with the terms and conditions of our standard relocation policies for executives at his level. The payments made in fiscal 2022 related to his relocation made in fiscal 2021. In connection with her employment in 2020, we offered Ms. Oswalt a stipend of $2,500 per pay period less applicable taxes to assist her with living expenses in the Charlotte, NC area for a period of eighteen months. The purpose of the stipend was to allow Ms. Oswalt to live in the Charlotte, NC area until she was in a position to relocate.

Because of the COVID-19 pandemic, Ms. Oswalt did not use the stipend in fiscal 2020 or fiscal 2021, and began receiving the stipend in March 2022. In addition, we made the final tuition-reimbursement payments to Ms. Oswalt in 2022, which payments were offered in connection with her employment.

For additional information on all perquisites provided to the NEOs in fiscal 2022, please see the 2022 Summary Compensation Table and accompanying footnotes, which begin on page 54.

Severance Plans

Each executive officer who reports to the CEO, including each of the NEOs are participants in the Campbell Soup Company Executive Severance Pay Plan (the “Executive Severance Plan”). The Executive Severance Plan provides a maximum payment of two times base salary if the executive is involuntarily terminated without cause. This payment and benefit level was determined primarily by reference to the amount of time customarily required for employees who are involuntarily terminated without cause to find other employment. We believe that, due to the relative scarcity of senior executive roles, employees at higher levels in the organization generally need more time to locate comparable positions elsewhere than employees at lower levels. Assurance of a reasonable measure of financial security in the event of involuntary termination is important to candidates for executive positions, and the extent of the severance benefits offered by Campbell in comparison with those available at other companies is sometimes a significant factor in their evaluations of the attractiveness of opportunities at Campbell.

See Potential Payments Upon Termination or Change in Control beginning on page 62.

Change in Control Benefits

We have entered into “double-trigger” Change in Control Severance Protection Agreements (“CIC Agreements”) with each of the NEOs. The CIC Agreements provide for severance pay and continuation of certain benefits should an applicable termination of employment occur in connection with and within two years following a change in control. The Committee believes that the CIC Agreements are necessary in order to retain stability in the senior executive team in the event there is a threatened or actual change in control.

The CIC Agreements’ double-trigger provisions require the occurrence of the following two events in order for an executive to receive payments and benefits: (1) a change in control; and (2) the executive’s employment must be terminated involuntarily and without cause (or terminated voluntarily for good reason) within two years following a change in control.

None of our current CIC Agreements with the NEOs provides “gross-up” payments to cover any federal excise taxes owed on change in control-related severance payments and benefits.

For a more detailed discussion of these CIC Agreements, see Potential Payments Upon Termination or Change in Control, beginning on page 62.

We also have change in control provisions in our AIP, our long-term incentive plans and our U.S. retirement plans, and these provisions apply equally to all participants in the plans, including the NEOs.

HOW DO WE MANAGE RISKS RELATED TO OUR COMPENSATION PROGRAM?

Risk Assessment — Incentive Compensation Programs

Each year, the Committee reviews the risk profile of our compensation programs. Management completes, for review by the Committee, an assessment of our compensation programs on a global basis, with a focus on incentive compensation programs. The Committee believes that our compensation programs do not create risks that are likely to have a material adverse effect on the Company. The Committee’s assessment was based on numerous factors, including:

●	the compensation governance process that we have established;
●	the relative size of the potential payouts in the aggregate and for any individual;
●	the inclusion of a “cap” on the maximum payouts to any individual;
●	the appropriate balance of fixed versus variable and cash versus equity compensation;
●	the use of multiple metrics in the respective incentive programs; and
●	the potential for incentive compensation to be recouped pursuant to the Company’s Clawback Policy, as described on page 53.

Executive Stock Ownership

We require NEOs to own shares to further align their interests with those of shareholders. It is our policy that NEOs achieve an ownership stake that represents a significant multiple of their base salaries. Until the ownership level is achieved, NEOs must retain at least half of the after-tax value of each equity award in shares of Campbell stock upon the vesting of restricted share units or exercise of options. All NEOs that are currently employed by the Company are compliant with the retention requirements, and all have either met or are making meaningful progress toward their respective ownership standard. Progress toward a designated ownership standard is measured annually.

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The share ownership requirements for NEOs are listed below. The ownership standard is expressed as a multiple of salary that is determined based on organization level or salary grade. Establishing ownership standards as a multiple of base salary links the program with pay actions (i.e., base salary increases), and ensures that ownership objectives remain competitive. The ownership multiples have been set at market median.

Stock Ownership Requirement as Multiple of Base Salary

Executives may count toward these requirements the value of shares beneficially owned and shares and share units that are deferred and fully vested in the 401(k) plan and other deferred compensation programs. Unvested restricted share units (including unvested performance-restricted share units) and unexercised stock options are not counted in calculating ownership.

Tax Implications

U.S. federal income tax law prohibits us from taking a tax deduction for certain compensation paid in excess of $1 million to certain executive officers (and, beginning in 2018, certain former executive officers). The Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

Policies Prohibiting Hedging or Pledging Company Securities

It is our policy to prohibit all directors, officers and employees from hedging or offsetting the economic risk associated with fully owned shares, restricted share units and unexercised stock options that are granted as compensation or held directly or indirectly by the director, officer or employee. The Campbell Soup Company Amended and Restated Insider Trading Policy (“Insider Trading Policy”) provides that no director, officer (including any executive officer) or employee may purchase securities or other financial instruments that “hedge”, or are designed to “hedge”, the value of any security issued by Campbell, its subsidiaries or affiliates, including phantom stock or stock units. The Insider Trading Policy defines “hedge” as any security transaction that reduces the risk on an already existing investment position in a Campbell security, including the purchase or sale of options, puts, calls, straddles, equity swaps or other derivatives linked to a Campbell security. In addition, in-and-out trading involving holding of securities for brief periods and other speculative transactions in Campbell securities are strictly prohibited by the Insider Trading Policy. Directors and officers of Campbell are prohibited by law from making any short sale (i.e., sale of securities not owned at the time of sale) of Campbell’s stock.

We also have a policy that prohibits pledging of shares by directors and executive officers, with an exception for pledge arrangements that were established prior to September 25, 2013. No executive officers or directors have any existing pledge agreements.

Incentive Compensation Clawback Policy

In September 2017, the Board approved the Campbell Soup Company Incentive Compensation Clawback Policy (“Clawback Policy”) to better align our compensation practices with our shareholders’ interests and ensure that incentive compensation is based upon accurate financial information. Our Clawback Policy, which covers all executive officers (including the NEOs), allows for recovery of cash and equity incentive compensation in the event the Company is required to prepare a material financial restatement due to fraud or intentional misconduct. Beginning in fiscal 2022, we expanded the provisions in our long-term performance incentive award agreements to provide for a three-year clawback after vesting (and forfeiture of awards before vesting) if an executive breaches his or her duty of loyalty to the Company.

The Committee has sole discretion to determine whether and how to apply the Clawback Policy. In determining whether to recover compensation, the Committee will consider whether the executive officer received incentive compensation based on the original financial results that was in excess of the incentive compensation that should have been received based on the restated financial results. The Committee will also consider the accountability of the individual executive officer for the restatement, including whether the individual engaged in fraud or intentional misconduct.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT

The Compensation and Organization Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on such reviews and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Organization Committee
Marc B. Lautenbach, Chair
John P. (JP) Bilbrey
Grant H. Hill
Mary Alice D. Malone
Kurt T. Schmidt

Approved: September 21, 2022

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EXECUTIVE COMPENSATION TABLES

2022 Summary Compensation Table

The following Summary Compensation Table provides information concerning the fiscal 2022 compensation of our Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end (July 31, 2022) (“named executive officers” or “NEOs”). For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Mark A. Clouse	2022	$1,161,333	$0	$6,388,968	$0	$2,203,296	$0	$523,468	$10,277,065
President and Chief Executive Officer	2021	$1,127,500	$0	$6,436,175	$0	$1,631,520	$0	$708,457	$9,903,652
	2020	$1,083,333	$0	$7,558,705	$0	$2,695,000	$0	$1,102,784	$12,439,822
Mick J. Beekhuizen	2022	$765,625	$0	$3,709,269	$0	$819,599	$0	$300,823	$5,595,316
Executive Vice President and Chief Financial Officer	2021	$729,167	$0	$2,128,712	$0	$595,350	$0	$322,327	$3,775,556
	2020	$583,333	$700,000	$4,864,216	$0	$921,762	$0	$180,150	$7,249,461
Adam G. Ciongoli	2022	$780,435	$0	$1,859,722	$0	$740,324	$0	$261,446	$3,641,927
Executive Vice President, General Counsel and Chief Sustainability, Corporate Responsibility and Governance Officer	2021	$757,700	$0	$2,066,306	$0	$548,208	$0	$340,318	$3,712,532
	2020	$736,783	$0	$2,698,061	$0	$1,034,880	$0	$341,820	$4,811,544
Christopher D. Foley	2022	$649,325	$0	$1,828,505	$0	$692,955	$0	$196,622	$3,367,407
Executive Vice President and President, Meals & Beverages	2021	$630,375	$0	$1,691,740	$0	$527,030	$122,535	$300,013	$3,271,693
	2020	$579,917	$0	$1,736,330	$0	$861,000	$175,508	$465,491	$3,818,246
Valerie J. Oswalt	2022	$648,750	$0	$1,678,698	$0	$692,955	$0	$235,871	$3,256,274
Executive Vice President and President, Snacks	2021	$625,000	$0	$1,538,800	$0	$365,400	$0	$206,352	$2,735,552
	2020	$237,097	$500,000	$2,152,600	$0	$292,853	$0	$81,359	$3,263,909

(1)	Mr. Beekhuizen and Ms. Oswalt joined the Company during fiscal 2020. The amounts reported in this column for fiscal 2020 for Mr. Beekhuizen and Ms. Oswalt represent one-time cash payments in recognition of the forfeiture of their respective annual bonuses from their prior employment.

(2)	The amounts reported in this column represent the aggregate grant date fair value of all stock awards granted to each NEO, calculated in accordance with FASB ASC Topic 718, for the listed fiscal year. The assumptions we used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2022 Form 10-K. With respect to the free cash flow (“FCF”) performance restricted share units, the amounts reported in this column represent the grant date fair value of that portion of each NEO’s award that was tied to free cash flow performance in fiscal 2020 and fiscal 2021.

The amounts reported in the Summary Compensation Table for the performance-based awards assume a future payout at the target level, which we believe is the probable outcome of the performance conditions at the time of grant. However, this may not represent the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, a NEO realizes value with respect to these performance-based awards will depend on our TSR performance and EPS CAGR performance and the NEO’s continued employment. If our performance results in a future payout at the maximum level (200% of target), the aggregate grant date fair value of the performance-based stock awards granted in fiscal 2022 would have been as follows: Mr. Clouse, $7,814,354; Mr. Beekhuizen $4,536,855; Mr. Ciongoli, $2,274,617; Mr. Foley, $2,236,434; and Ms. Oswalt $2,053,188.

The amounts reported in the Summary Compensation Table for time-lapse stock awards assume the service conditions will be met and the awards will vest. Whether, and to what extent, a NEO realizes value with respect to these time-lapse stock awards will depend on the NEO’s continued employment.

For additional information on grant date fair value and estimated future payouts of stock awards, see the 2022 Grants of Plan-Based Awards table on page 56, and to see the value of stock awards actually realized by the NEOs in fiscal 2022, see the 2022 Option Exercises and Stock Vested table on page 58.

(3)	The amounts reported in this column for each NEO reflect the amounts earned and paid under the AIP. Payments under the AIP were determined as described in the CD&A beginning on page 46.

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(4)	The change in pension amounts reported for fiscal 2022 are comprised of changes between August 2, 2021 and July 31, 2022 in the actuarial present value of the accumulated pension benefits for eligible NEOs. Eligible NEOs receive pension benefits under the same formula applied to all eligible U.S.-based salaried employees. The only eligible NEO for these pension benefits in fiscal 2022 was Mr. Foley. The actuarial value of pension benefits for Mr. Foley decreased by $85,759 for fiscal 2022. The assumptions used in calculating the change in pension value are described on page 60. The values reported in this column are theoretical, as those amounts are calculated pursuant to SEC requirements and are based on assumptions used in preparing our consolidated audited financial statements for the years ended July 31, 2022 and August 1, 2021. The Qualified Plan and SERP utilize different methods of calculating actuarial present value for the purpose of determining a lump-sum payment, if any, to be paid under each pension plan. The change in pension value from year to year as reported in the table is subject to market volatility and may not represent the value that a NEO will actually accrue under the Qualified Plan and the SERP, as applicable, during any given year. The material provisions of our pension plans and deferred compensation plans are described on page 61. No NEO received above-market earnings (as this term is defined by the SEC) on their nonqualified deferred compensation accounts during fiscal 2022.

(5)	The amounts reported in this column reflect, for each NEO, the sum of (i) the incremental cost to Campbell of all perquisites and other personal benefits; (ii) any amounts contributed by Campbell to the applicable 401(k) plan and any 401(k) supplemental program, which are part of our deferred compensation plans; (iii) Campbell’s executive retirement contributions; (iv) any premiums paid by Campbell for executive long-term disability benefits; (v) relocation expenses paid by Campbell and (vi) any other amounts received by the NEO.

The following tables outline those (i) perquisites and other personal benefits and (ii) all other additional compensation required by the SEC rules to be separately quantified:

Name	401(k) Company Contribution	401(k) Supplemental Company Contribution(a)	Executive Retirement Contribution(b)	Long- Term Disability	Tax Gross- ups(c)	Other(d)	Total
Mark A. Clouse	$21,350	$174,920	$279,198	$0	$0	$48,000	$523,468
Mick J. Beekhuizen	$21,350	$73,852	$136,003	$0	$17,198	$52,420	$300,823
Adam G. Ciongoli	$21,350	$71,614	$132,806	$3,676	$0	$32,000	$261,446
Christopher D. Foley	$12,200	$34,835	$117,587	$0	$0	$32,000	$196,622
Valerie J. Oswalt	$21,350	$49,600	$101,357	$0	$0	$63,564	$235,871

(a)	See page 51 for a description of the supplemental 401(k) program.

(b)	This amount is unvested and is subject to forfeiture if the vesting criteria are not met. See page 60 for a description of the Executive Retirement Contribution.

(c)	The amounts in this column represent tax reimbursements related to relocation assistance received by Mr. Beekhuizen.

(d)	The amounts in this column represent the perquisites provided to each NEO, including a $16,564 payment paid to Ms. Oswalt for tuition reimbursement, a $15,000 stipend payment to Ms. Oswalt to assist with living expenses in the Charlotte, NC area, $20,420 in relocation expenses for Mr. Beekhuizen, $48,000 in benefits paid to Mr. Clouse under our Personal Choice Program, and $32,000 in benefits paid to each of Messrs. Beekhuizen, Ciongoli, Foley and Ms. Oswalt under our Personal Choice Program. See page 51 for a description of our Personal Choice Program.

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2022 Grants of Plan-Based Awards

The table below shows the awards granted to our NEOs during fiscal 2022 under the AIP and LTI Program.

			Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: # of Shares or Stock Units (#)	All Other Option Awards: # of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name		Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark A. Clouse	PSU-TSR Grant	10/1/2021	9/22/2021	—	—	—	22,409	44,819	89,638	—	—	$2,045,844
	PSU-EPS Grant	10/1/2021	9/22/2021	—	—	—	22,409	44,819	89,638	—	—	$1,861,333
	RSU Grant	10/1/2021	9/22/2021	—	—	—	—	—	—	59,759	—	$2,481,791
	AIP	—	—	$0	$1,867,200	$3,734,400	—	—	—	—	—	—
Mick J. Beekhuizen	PSU-TSR Grant	10/1/2021	9/22/2021	—	—	—	13,010	26,021	52,042	—	—	$1,187,775
	PSU-EPS Grant	10/1/2021	9/22/2021	—	—	—	13,010	26,021	52,042	—	—	$1,080,652
	RSU Grant	10/1/2021	9/22/2021	—	—	—	—	—	—	34,694	—	$1,440,842
	AIP	—	—	$0	$694,575	$1,389,150	—	—	—	—	—	—
Adam G. Ciongoli	PSU-TSR Grant	10/1/2021	9/22/2021	—	—	—	6,523	13,046	26,092	—	—	$595,508
	PSU-EPS Grant	10/1/2021	9/22/2021	—	—	—	6,523	13,046	26,092	—	—	$541,800
	RSU Grant	10/1/2021	9/22/2021	—	—	—	—	—	—	17,395	—	$722,414
	AIP	—	—	$0	$627,394	$1,254,788	—	—	—	—	—	—
Christopher D. Foley	PSU-TSR Grant	10/1/2021	9/22/2021	—	—	—	6,413	12,827	25,654	—	—	$585,512
	PSU-EPS Grant	10/1/2021	9/22/2021	—	—	—	6,413	12,827	25,654	—	—	$532,705
	RSU Grant	10/1/2021	9/22/2021	—	—	—	—	—	—	17,103	—	$710,288
	AIP	—	—	$0	$587,250	$1,174,500	—	—	—	—	—	—
Valerie J. Oswalt	PSU-TSR Grant	10/1/2021	9/22/2021	—	—	—	5,888	11,776	23,552	—	—	$537,537
	PSU-EPS Grant	10/1/2021	9/22/2021	—	—	—	5,888	11,776	23,552	—	—	$489,057
	RSU Grant	10/1/2021	9/22/2021	—	—	—	—	—	—	15,702	—	$652,104
	AIP	—	—	$0	$587,250	$1,174,500	—	—	—	—	—	—

(1)	The amounts listed under the Estimated Possible Payments under Non-Equity Incentive Plan Awards columns represent the minimum, target and maximum payouts for each executive for fiscal 2022 under the AIP.

(2)	The Committee sets dollar targets for grants to NEOs under the LTI Program. The dollar targets may be expressed as a percentage of salary or as some other amount and converted to units based upon Campbell’s average closing stock price during the last 20 trading days in August 2021, which was $42.37 for the fiscal 2022 grants made on October 1, 2021. The performance period for each of the TSR performance-restricted share units and EPS performance-restricted share units granted during fiscal 2022 is fiscal years 2022-2024, and these grants represent 60% (30% TSR performance-restricted share units and 30% EPS performance-restricted share units) of each NEO’s fiscal 2022 LTI award. The target units were credited to the NEOs on the grant date. For units granted in fiscal 2022, dividend equivalents will not be paid on the units during the applicable performance period. Instead, accumulated dividend equivalents will be paid in cash on the restricted share units that vest at the end of the performance period when the grants are paid out.

The Committee certifies the attainment of performance goals, and any earned shares are distributed to participants following the end of the applicable performance period. See the description in the CD&A beginning on page 49 for information about targets, performance goals and payment of shares. The grants have specific rules related to the treatment of the units in the event of termination for cause, voluntary resignation, retirement, involuntary termination and change in control. These provisions are described under Potential Payments Upon Termination or Change in Control beginning on page 62.

(3)	The amounts reported in this column represent the grant date fair value of the stock awards granted in fiscal 2022, calculated in accordance with FASB ASC Topic 718. The grant date is established once the performance target is defined and communicated to participants which, in the case of the TSR performance-restricted share units and EPS performance-restricted share units granted during fiscal 2022 was October 1, 2021. The assumptions we used in calculating these amounts are included in Note 17 to the Consolidated Financial Statements in our 2022 Form 10-K.

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2022 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and restricted share units by each of the NEOs at fiscal year-end.

This table includes exercisable stock options, unvested time-lapse restricted share units, unvested performance-restricted share units (TSR and EPS) and unvested equity incentive plan awards. Each equity grant is shown separately for each NEO. The market value of stock awards is based on the closing market price of our common stock on July 29, 2022, which was $49.35. The performance-restricted share units, which were initially granted on October 1, 2019, October 1, 2020 and October 1, 2021, are subject to specific goals during the applicable performance period as explained in the CD&A beginning on page 49. The footnotes below the table describe the vesting schedules.

For additional information about the awards, see the description of the LTI Program in the CD&A beginning on page 49.

	Option Awards					Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options(#) Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date for Restricted Shares	Number of Shares or Units of Unvested Stock (#)	Market Value of Shares or Units of Unvested Stock ($)	Equity Incentive Plan Awards: Number of Shares or units of Unvested Stock (#)	Equity Incentive Plan Awards: Market Value of Shares or units of Unvested Stock ($)
Mark A. Clouse	1/22/2019	182,005(1)		$35.0500	1/22/2029
	1/22/2019	150,000(2)		$35.0500	1/22/2029
						10/1/2021			44,819(6)	$2,211,818
						10/1/2021			89,638(5)	$4,423,635
						10/1/2020			33,536(4)	$1,655,002
						10/1/2019	74,170(3)	$3,660,290
						10/1/2021	59,759(7)	$2,949,107
						10/1/2020	29,810(7)	$1,471,124
						10/1/2019	16,483(7)	$813,436
Mick J. Beekhuizen						10/1/2021			26,021(6)	$1,284,136
						10/1/2021			52,042(5)	$2,568,273
						10/1/2020			12,195(4)	$601,823
						10/1/2019	24,723(3)	$1,220,080
						10/1/2021	34,694(7)	$1,712,149
						10/1/2020	10,840(7)	$534,954
						10/1/2019	5,494(7)	$271,129
						10/1/2019	18,038(7)	$890,175
Adam G. Ciongoli	10/1/2017	17,924(1)		$47.1850	10/1/2027
	10/1/2016	44,232(1)		$54.6500	10/1/2026
						10/1/2021			13,046(6)	$643,820
						10/1/2021			26,092(5)	$1,287,640
						10/1/2020			10,952(4)	$540,481
						10/1/2019	27,026(3)	$1,333,733
						10/1/2021	17,395(7)	$858,443
						10/1/2020	9,736(7)	$480,472
						10/1/2019	6,006(7)	$296,396
Christopher D. Foley						10/1/2021			12,827(6)	$633,012
						10/1/2021			25,654(5)	$1,266,025
						10/1/2020			9,431(4)	$465,420
						10/1/2019	17,949(3)	$885,783
						10/1/2021	17,103(7)	$844,033
						10/1/2020	8,384(7)	$413,750
						10/1/2019	3,989(7)	$196,857
Valerie J. Oswalt						10/1/2021			11,776(6)	$581,146
						10/1/2021			23,552(5)	$1,162,291
						10/1/2020			8,815(4)	$435,020
						10/1/2021	15,702(7)	$774,894
						10/1/2020	7,836(7)	$386,707
						4/1/2020	15,606(7)	$770,156

(1)	The options vested ratably over a three-year period, with one-third vesting on each of the first three anniversaries of the grant date.

(2)	The options vested 100% on the third anniversary of the grant date.

(3)	These are TSR performance-restricted share units that were granted in fiscal 2020 with a fiscal 2020-2022 performance period. The Committee met on August 22, 2022 to evaluate our TSR performance over the 2020-2022 performance period. Based on our TSR performance over the fiscal 2020-2022 performance period, the Committee certified the payout of the fiscal 2020 TSR performance-restricted share units at 100%. These awards will vest at 100% on their applicable vesting dates assuming the applicable service conditions are met.

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(4)	These are TSR performance-restricted share units that were granted in fiscal 2021 with a fiscal 2021-2023 performance period. Because our TSR performance as of the end of fiscal 2022 met the performance measure required for payment at threshold, these awards are shown at threshold (50% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2021-2023 performance period will depend on our actual TSR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2023 for the award to vest.

(5)	These are TSR performance-restricted share units that were granted in fiscal 2022 with a fiscal 2022-2024 performance period. Because our TSR performance as of the end of fiscal 2022 exceeded the performance measure required for payment at target, these awards are shown at maximum (200% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2022-2024 performance period will depend on our actual TSR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2024 for the award to vest.

(6)	These are EPS performance-restricted share units that were issued in fiscal 2022 with a fiscal 2022-2024 performance period. Based on our performance as of the end of fiscal 2022, these awards are shown at target (100% of target). The extent to which these awards will vest and be paid out following the end of the fiscal 2022-2024 performance period will depend on our actual adjusted EPS CAGR performance over the full performance period. In addition, the grantee must remain employed through September 30, 2024 for the award to vest.

(7)	These are time-lapse restricted share units which vest as follows:

Name	Grant Date	Vesting Schedule
Mark A. Clouse	10/1/2021	1/3 each on 9/30/2022, 9/30/2023, 9/30/2024
	10/1/2020	1/2 each on 9/30/2022 and 9/30/2023
	10/1/2019	100% on 9/30/2022
Mick J. Beekhuizen	10/1/2021	1/3 each on 9/30/2022, 9/30/2023, 9/30/2024
	10/1/2020	1/2 each on 9/30/2022 and 9/30/2023
	10/1/2019	100% on 9/30/2022
	10/1/2019	100% on 10/1/2022
Adam G. Ciongoli	10/1/2021	1/3 each on 9/30/2022, 9/30/2023, 9/30/2024
	10/1/2020	1/2 each on 9/30/2022 and 9/30/2023
	10/1/2019	100% on 9/30/2022
Christopher D. Foley	10/1/2021	1/3 each on 9/30/2022, 9/30/2023, 9/30/2024
	10/1/2020	1/2 each on 9/30/2022 and 9/30/2023
	10/1/2019	100% on 9/30/2022
Valerie J. Oswalt	10/1/2021	1/3 each on 9/30/2022, 9/30/2023, 9/30/2024
	10/1/2020	1/2 each on 9/30/2022 and 9/30/2023
	4/1/2020	100% on 4/1/2023

2022 Option Exercises and Stock Vested

The following table provides information on the number of shares acquired by each NEO upon the vesting of stock awards and the value realized, each before payment of any applicable withholding tax.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark A. Clouse(1)	0	$0	131,609	$5,663,471
Mick J. Beekhuizen(2)	0	$0	28,952	$1,221,834
Adam G. Ciongoli(3)	32,194	$423,351	37,463	$1,605,290
Christopher D. Foley(4)	0	$0	16,958	$726,651
Valerie J. Oswalt(5)	0	$0	19,523	$863,401

(1)	Mr. Clouse received 12,134 shares at a market price of $44.83 per share on January 22, 2022, upon the vesting of time-lapse restricted share units. Mr. Clouse also received 31,387 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of time-lapse restricted share units, 27,300 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of TSR performance-restricted share units and 60,788 shares at a market price per share of $42.85 upon the vesting of FCF performance-restricted units.

(2)	Mr. Beekhuizen received 10,914 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of time-lapse restricted share units. Mr. Beekhuizen also received 18,038 shares at a market price of $41.81 per share on October 1, 2021, upon the vesting of time-lapse restricted share units.

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(3)	The dollar value realized on the exercise of Mr. Ciongoli’s stock options reflects the total pre-tax value realized (Campbell’s stock price minus the option’s exercise price). Mr. Ciongoli received 14,093 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of time-lapse restricted share units, 7,243 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of TSR performance-restricted share units, and 16,127 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of FCF performance-restricted share units.

(4)	Mr. Foley received 10,076 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of time-lapse restricted share units, 2,133 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of TSR performance-restricted share units, and 4,749 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of FCF performance-restricted share units.

(5)	Ms. Oswalt received 15,605 shares at a market price of $44.57 per share on April 1, 2022, upon the vesting of time-lapse restricted share units. Ms. Oswalt also received 3,918 shares at a market price of $42.85 per share on September 30, 2021, upon the vesting of time-lapse restricted share units.

2022 Pension Benefits

Eligible NEOs participate in the Qualified Plan or the SERP, as each is described below and on page 51. These plans were closed to new participants in 2010. The only NEO who was eligible for the Qualified Plan and the SERP in fiscal 2022 was Mr. Foley.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mark A. Clouse	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Mick J. Beekhuizen	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Adam G. Ciongoli	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0
Christopher D. Foley	Qualified Plan	23.2	$370,719	$0
	SERP	23.2	$257,948	$0
Valerie J. Oswalt	Not applicable	0.0	$0	$0
	Not applicable	0.0	$0	$0

The Qualified Plan

The Qualified Plan was established and designed to provide funded, tax-qualified pension benefits for eligible U.S.-based employees up to the applicable annual limits allowed under the IRC. In January 2010, the Board took action to close the Qualified Plan to new participants, effective December 31, 2010, and, instead, offer eligible employees new enhancements to our 401(k) plan. This action was consistent with our efforts to move towards defined contribution plans as the vehicle for offering retirement benefits to its employees. As a result of this action, Mr. Foley is the only NEO who continues to participate in the Qualified Plan.

A participant in the Qualified Plan receives a plan account consisting of pay credits and interest credits.

Pay Credits: Pay credits equal a percentage of a participant’s eligible compensation, which is limited by the IRC and described in more detail below in this section. Pay credits are credited as of the last day of each calendar year and made based upon the following formula:

Age as of December 31 of Prior Calendar Year	Pay Credit Rate
Less than 30	4.5%
30 but less than 40	5.5%
40 but less than 50	7.0%
50 but less than 60	8.0%
60 or more	9.0%

If a participant terminates employment before the end of a calendar year, he or she will be credited with pay credits as of the last day of the month in which employment ended.

Interest Credits: Interest is credited to a participant’s cash balance account as of the last day of each calendar year and is based on the average annual yield on the 30-year U.S. Treasury securities for November of the prior calendar year. Interest credits will never be less than 2.5% or more than 10%.

Eligible compensation includes non-deferred base pay and AIP payments, and deferred compensation attributable to pre-tax contributions to the Company’s applicable welfare cafeteria plan and 401(k) plan, respectively. Under the Qualified Plan, participating NEOs are not eligible for unreduced benefits before attaining the normal retirement age of 65. In addition, we do not credit extra service beyond the actual years of an employee’s participation in the plan. Qualified Plan participants are 100% vested in their accrued benefit after attaining three years of service. Lump-sum payments are available as a form of distribution under the Qualified Plan.

The Present Value of Accumulated Benefit is the lump-sum present value of the annual pension benefit that was earned as of July 31, 2022 and that would be payable at age 65. The Present Value of Accumulated Benefits for the Qualified Plan was determined in this manner for Mr. Foley.

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The Supplemental Employees’ Retirement Plan

Supplemental executive retirement plans are intended to restore benefits which cannot be provided under the qualified retirement plan typically due to legal limitations applicable to qualified plans. The SERP is a non-qualified executive retirement plan which is intended to provide the benefits that are not payable under the company’s tax-qualified pension plan based on statutory compensation limits or due to the NEO’s deferral of compensation.

Employees hired prior to January 1, 2011 are eligible for benefits under the SERP. The SERP follows the same formula and rules as the Qualified Plan but applies to compensation which is excluded for Qualified Plan purposes. Compensation which is excluded from the Qualified Plan in calculating benefits are:

●	Annual Incentive Plan and sales incentive plan awards that are deferred, and
●	Paid compensation in excess of the annual IRS compensation limit.

When a participant leaves the company, the lump sum value of the vested SERP benefit is calculated and credited to the Supplemental Retirement Plan. For more information about the Supplemental Retirement Plan, see the narrative on page 61. Once credited to the Supplemental Retirement Plan, the SERP benefit is treated as a non-elective contribution for Supplemental Retirement Plan purposes and paid according to the default distribution schedule unless changed by the participant. Mr. Foley was the only NEO who participated in the SERP in fiscal 2022.

Executive Retirement Contribution

The Committee implemented an Executive Retirement Contribution for eligible U.S.-based senior executives who were hired on or after January 1, 2011. The Executive Retirement Contribution is intended to attract experienced executives and provide retirement benefits to these executives. Executive Retirement Contributions are subject to a vesting schedule, which is designed to balance attraction and retention objectives.

We will credit an eligible participant’s Supplemental Retirement Plan account with an Executive Retirement Contribution equal to 10% of the participant’s base salary and annual incentive. The Executive Retirement Contributions are subject to an age-graded vesting schedule and do not begin to vest until the participant has attained age 55 and completed at least five years of service with Campbell. The table below provides details on the vesting criteria:

Vesting Percentage	Criteria
50%	Age 55 and at least 5 years of service
60%	Age 56 and at least 5 years of service
70%	Age 57 and at least 5 years of service
80%	Age 58 and at least 5 years of service
90%	Age 59 and at least 5 years of service
100%	Age 60 and at least 5 years of service

Messrs. Clouse, Beekhuizen, Ciongoli and Foley and Ms. Oswalt received an Executive Retirement Contribution in fiscal 2022, and the amounts credited to each of them are unvested. For additional information on the Executive Retirement Contribution, please see the 2022 Nonqualified Deferred Compensation Table and accompanying narrative beginning on page 61.

Assumptions

For purposes of determining the Present Value of Accumulated Benefits, the following assumptions were used:

Fiscal Year Ended	2022	2021	2020
ASC 715 Discount Rate	4.60% — Qualified Plan 4.40% SERP	2.70% — Qualified Plan 2.19% SERP	2.51% — Qualified Plan 1.96% SERP
Retirement Age for Qualified Plan	65 for cash balance or 62 for the prior plan formula	65 for cash balance or 62 for the prior plan formula	65 for cash balance or 62 for the prior plan formula
Pre-retirement Mortality or Disability	None	None	None
Post-retirement Mortality	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2021	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2020	101.1% of the Pri-2012 Healthy Life Mortality Table, no collar, with mortality improvement projected generationally at Scale MP-2019
Cash Balance Interest Rate	3.00% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%	1.89% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%	1.20% initial rate grading linearly to 4.00% ultimate rate over 5 years and subject to a minimum of 2.50%
Form of Payment	Lump sum using ASC 715 assumption methods	Lump sum using ASC 715 assumption methods	Lump sum using ASC 715 assumption methods

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The accumulated benefit is calculated based on credited service and pay as of July 31, 2022. The values reported in the Present Value of Accumulated Benefit column are theoretical and are calculated and presented according to SEC requirements. These values are based on assumptions used in preparing the Company’s consolidated audited financial statements for the year ended July 31, 2022. Our pension plans use a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any, under the plans.

Using applicable plan assumptions, the lump sum present value of the Qualified Plan and the SERP combined as of July 31, 2022 and payable as of September 1, 2022 to Mr. Foley was $697,226. Messrs. Clouse, Beekhuizen and Ciongoli and Ms. Oswalt are not eligible to participate in the plans. All benefit calculations set forth in this narrative and in the Pension Benefit Table are estimates only; actual benefits will be based on data, applicable plan assumptions, pay and service at the time of retirement.

2022 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings (Loss) in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Fiscal Year End(3) ($)
Mark A. Clouse	Supplemental Retirement Plan	$0	$454,118	$8,332	$0	$846,993
Mick J. Beekhuizen	Supplemental Retirement Plan	$0	$209,855	$(62,116)	$0	$156,741
Adam G. Ciongoli	Supplemental Retirement Plan	$0	$204,420	$(74,154)	$0	$462,583
Christopher D. Foley	Supplemental Retirement Plan	$0	$152,422	$(79,241)	$0	$307,261
Valerie J. Oswalt	Supplemental Retirement Plan	$0	$150,957	$(11,724)	$0	$85,421

(1)	The amounts listed above for each NEO are reported in the 2022 Summary Compensation Table under All Other Compensation. The amounts listed above include the following unvested Executive Retirement Contributions made in fiscal 2022: Mr. Clouse, $279,198; Mr. Beekhuizen, $136,003; Mr. Ciongoli, $132,806; Mr. Foley, $117,587; Ms. Oswalt, $101,357.

(2)	The amounts listed above include earnings on unvested Executive Retirement Contributions, which would be subject to forfeiture if the vesting conditions are not met. The amount of earnings (losses) on unvested Executive Retirement Contributions is as follows: Mr. Clouse, $4,357; Mr. Beekhuizen, ($41,283); Mr. Ciongoli, ($48,386); Mr. Foley, ($43,649); Ms. Oswalt, ($8,110).

(3)	The amounts listed do not include unvested Executive Retirement Contributions. The unvested amounts are subject to forfeiture if vesting conditions are not met and are as follows: Mr. Clouse, $938,889; Mr. Beekhuizen, $318,096; Mr. Ciongoli, $890,140; Mr. Foley, $400,526; Ms. Oswalt, $207,512. Amounts may not add due to rounding.

The Supplemental Retirement Plan is an unfunded nonqualified deferred compensation plan maintained for the purpose of providing our eligible U.S.-based executives and key managers the opportunity to defer a portion of their earned compensation. Currently, participants may defer up to 90% of their annual incentive compensation. The ability of executives to defer all or a portion of their long-term incentive awards was eliminated in fiscal 2009, and the ability to defer base salary was eliminated as of January 1, 2011.

For those individuals whose base salary and annual incentive compensation exceed the IRC indexed compensation limit for the 401(k) plan ($290,000 and $305,000 for calendar years 2021 and 2022, respectively) and who participate in the 401(k) plan, we credit such individual’s Supplemental Retirement Plan account with an amount equal to the matching contribution we would have made to the 401(k) plan but for the compensation limit (supplemental 401(k) program). These contributions are fully vested.

We will also credit an eligible participant’s Supplement Retirement Plan account with an Executive Retirement Contribution equal to 10% of the participant’s base salary and annual incentive. Eligible participants are U.S.-based senior executives who were hired on or after January 1, 2011. The Executive Retirement Contributions do not begin to vest until the participant has attained age 55 and completed at least five years of service with Campbell. For additional information on the Executive Retirement Contribution and vesting criteria, please see the description beginning on page 60.

Each participant’s contributions to the plans are credited to a notional investment account in the participant’s name. Gains and losses in the participant’s account are based on the performance of the investment choices the participant has selected. For deferral accounts, seven investment choices are available, including the Campbell Stock Account. In addition to the Stock Account, participants have the opportunity to invest in: (i) Vanguard’s Institutional Index Plus Fund; (ii) Vanguard’s Extended Market Index Plus Fund; (iii) Vanguard’s Total International Stock Index Fund; (iv) Vanguard’s Total Bond Market Index Fund; (v) Vanguard’s Short-Term Bond Index Fund and (vi) BlackRock’s Short-Term Investment Fund. With the exception of the Campbell’s Stock Account, these investment choices are also available to all participants in the Company’s 401(k) plan, along with several additional investment choices. A participant may reallocate his or her investment account at any time among the seven investment choices, except that reallocations of the Stock Account must be made in compliance with our insider trading policy. Dividends on amounts invested in the Stock Account may be reallocated among the seven investment accounts.

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Potential Payments Upon Termination or Change in Control

The following table describes potential incremental payments upon termination of a NEO’s employment under various circumstances.

	Termination for Cause	Voluntary Resignation (prior to the vesting or payment date)	Retirement (age 55, 5 years of service)
AIP/Annual Incentive	Forfeited	Forfeited	Pro rata portion for the current fiscal year based upon length of employment during the fiscal year, provided the NEO was employed at least three months of the fiscal year, paid out based on business unit/Company performance and individual performance
Unvested time-lapse RSUs	Forfeited	Forfeited	100%, provided that the NEO retires at least six months after the grant date and provided further that the grant documents don’t require the NEO to be employed by us on the vesting date
Unvested TSR and EPS performance RSUs	Forfeited	Forfeited	Pro rata portion of any TSR or EPS performance-restricted share units based on length of employment during the applicable restriction period, provided the NEO retires at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met
Unvested stock options	Forfeited	Forfeited	Options will continue to vest according to original schedule, provided the NEO retires at least six months after the grant date
Vested, unexercised stock options	Forfeited	Exercise within 3 months, or expiration, whichever is earlier	Exercise until expiration date
Vested Pension	Keep 100%	Keep 100%	Keep 100%
Vested Deferred Compensation Amounts	Keep 100%	Keep 100%	Keep 100%
Vested Executive Retirement Contributions	Keep 100%	Keep 100%	Keep 100%
Unvested Executive Retirement Contributions	Forfeited	Forfeited	Percentage will be paid based on NEO’s age at time of retirement

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Potential Payments Upon Termination or Change in Control (Continued)

	Involuntary Termination Without Cause	Death or Total Disability
AIP/Annual Incentive	Pro rata portion for the current fiscal year based on length of employment during the fiscal year, provided the NEO was employed for at least three months in the fiscal year, paid out based upon business unit/ Company performance and individual performance	Pro rata portion for the current fiscal year based upon length of employment during the fiscal year, paid out based on business unit/Company performance and individual performance
Unvested time-lapse RSUs

Not retirement eligible:

Pro rata portion will be paid based on length of employment during the applicable restriction period, provided the NEO was employed for at least six months following the grant date

Retirement eligible
(age 55, 5 years of service):

100%, provided that the retirement occurs at least six months after the grant date and provided further that the grant documents don’t require the NEO to be employed by us on the vesting date

Not retirement eligible:

Pro rata portion will be paid based on length of employment during the applicable restriction period, provided the NEO was employed for at least six months following the grant date

Retirement eligible
(age 55, 5 years of service):

100%, provided that the death/disability occurs at least six months after the grant date and provided further that the grant documents don’t require the NEO to be employed by us on the vesting date

Unvested TSR and EPS performance RSUs	Pro rata portion of any TSR or EPS performance-restricted share units based on length of employment during the applicable restriction period, provided the NEO’s employment continued at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met	Pro rata portion of any TSR or EPS performance-restricted share units based on length of employment during the applicable restriction period, provided the death/disability occurs at least six months after the grant date; the pro rata portion will be paid out at the end of the restriction period based upon the vesting criteria being met
Unvested stock options

Not retirement eligible:

Forfeited

Retirement eligible
(age 55, 5 years of service):

Options will continue to vest according to original schedule, provided the retirement occurs at least six months after the grant date

Options will continue to vest according to original schedule, provided the death/disability occurs at least six months after the grant date
Vested, unexercised stock options	Not retirement eligible: Exercise within one year of termination, or option expiration, whichever is earlier Retirement eligible (age 55, 5 years of service): Exercise until expiration date	Exercise until expiration date
Vested Pension	Keep 100%	Keep 100%
Vested Deferred Compensation Amounts	Keep 100%	Keep 100%
Vested Executive Retirement Contributions	Keep 100%	Keep 100%
Unvested Executive Retirement Contributions	Percentage will be paid based on NEO’s length of employment and age at time of termination	All unvested amounts will vest regardless of age and/or length of employment at the time of death/disability

Campbell Soup Company   |   2022 Proxy Statement    63

Severance Policy

We maintain the Campbell Soup Company Executive Severance Plan, which provides severance benefits for the CEO and other executive officers who report to the CEO, including the NEOs. An NEO will receive severance benefits equal to two times the officer’s base salary if the officer’s employment is involuntarily terminated by the Company without cause (as such terms are defined in the Executive Severance Plan). The severance benefits include two years of medical benefits and life insurance unless the officer obtains medical benefits or life insurance from another employer. Change in control severance benefits, which are based on a separate written agreement with each NEO, are described below.

In order to receive severance payments, NEOs must execute a severance agreement and general release that releases the Company from any claims brought by the officer, contains provisions prohibiting the officer from disparaging us, and incorporates provisions from the officer’s non-competition agreement (signed by all officers at the time they are hired), which prohibits the officer from soliciting our employees to work elsewhere and from competing with us for a period of twelve months following termination. Severance payments are made bi-weekly over a two-year period in accordance with our normal payroll processes.

Change in Control

We have double-trigger CIC Agreements with Messrs. Clouse, Beekhuizen, Ciongoli and Foley, and with Ms. Oswalt. The double-trigger provisions require the occurrence of the following two events in order for an executive to receive payments and benefits:

(1)	a change in control; and
(2)	the executive’s employment must be terminated involuntarily and without cause (or with respect to benefits provided under the CIC Agreements and the LTI Program, terminated voluntarily for good reason) within two years following the change in control.

Generally, a “Change in Control” will be deemed to have occurred in any of the following circumstances:

(i)	the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for descendants of the Company’s founder;
(ii)	the persons serving as directors of the Company as of a date specified in the agreement, and those replacements or additions subsequently approved by a two-thirds vote of the Board, cease to make up more than 50% of the Board;
(iii)	a merger, consolidation or share exchange in which the shareholders of the Company prior to the merger wind up owning 50% or less of the surviving corporation; or
(iv)	a complete liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company.

CIC Agreements entered into prior to January 1, 2011 provided a gross-up payment if the NEO’s aggregate amount of CIC Payments was equal to, or more than, 3.10 times the amount of the NEO’s applicable “base amount” under IRC Section 280G. None of the CIC Agreements with NEOs provide for gross-up payments.

We also have change in control provisions in our AIP, our long-term incentive plans and our U.S. retirement plans and these provisions apply equally to all participants in the plans, including the NEOs. Our long-term incentive plan contains an additional change in control provision that applies in the event of a change in control where the surviving entity does not assume outstanding long-term incentive awards or substitute equivalent equity for the outstanding long-term incentive awards. Under this provision, termination of employment within two years is not required for vesting.

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The following table generally summarizes the treatment of various compensation elements for the NEOs in the event of a change in control and termination of employment within two years.

Compensation Element	Applicable Plan or Arrangement	Treatment
Base Salary	CIC Agreement	Lump sum payment equal to 2.5x base salary
Annual incentive compensation	CIC Agreement	Lump sum pro-rata payment of annual incentive for the fiscal year in which termination occurs, based on the number of days employed in the fiscal year. An additional lump sum payment equal to 2.5x annual incentive target, which is based on the higher of the NEO’s target for the fiscal year or the average actual annual incentive payout over the prior two years
Medical benefits and life insurance	CIC Agreement	Provided at the employee rate for the lesser of (a) 30 months or (b) the number of months remaining until the NEO’s 65th birthday
Pension, 401(k) benefits and Executive Retirement Contributions	CIC Agreement	Lump sum based on a straight life annuity, commencing at age 65, assuming the executive would have remained employed until the earlier of (a) 30 months or (b) age 65
Performance-restricted share units	Campbell Soup Company 2015 Long-Term Incentive Plan*	NEO would become vested in, and restrictions would lapse on, the greater of (i) fifty percent (50%) of any unvested performance-restricted share units or (ii) a pro rata portion of such unvested performance-restricted share units based on the portion of the performance period that has elapsed prior to the date of the change in control
Time-lapse restricted share units	Campbell Soup Company 2015 Long-Term Incentive Plan*	All restrictions lapse immediately and all such units would become fully vested
Non-qualified stock options	Campbell Soup Company 2015 Long-Term Incentive Plan*	All options would vest and become immediately exercisable
*	Our long-term incentive plan contains an additional change in control provision that applies in the event of a change in control where the surviving entity does not assume outstanding long-term incentive awards or substitute equivalent equity for the outstanding long-term incentive awards. Under this provision, outstanding long-term incentive awards vest in the same manner as set forth in the table above; however, termination of employment within two years is not required for vesting.

Tables

The following tables display the incremental payments that would be made and the value of equity awards that would vest in the event of termination of employment of an NEO for the reasons listed. In addition to the amounts in the following tables, the NEOs would be entitled to any vested pension benefits and any vested amounts in deferred compensation accounts that are disclosed above in the 2022 Pension Benefits table and the 2022 Nonqualified Deferred Compensation table.

Assumptions

The specific assumptions that were used to prepare each table are listed directly below each individual table.

Campbell Soup Company   |   2022 Proxy Statement    65

Mark A. Clouse
Incremental Benefits and Payments upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Change-in- Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
● Performance-Restricted Share Units	—	—	$6,708,441	$6,708,441	$6,708,441
● Time-Lapse Restricted Share Units	—	—	$3,393,750	$3,393,750	$5,233,666
● Non-Qualified Stock Options	—	—	—	—	—
● Dividend Equivalent Accruals	—	—	—	—	$708,990
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$37,471	$46,839
— 401(k) Company Contribution	—	—	—	—	$53,375
— 401(k) Supplemental Company Contribution	—	—	—	—	$437,300
— Executive Retirement Contribution	—	—	$938,889	—	$697,995
Severance:
— Cash	—	—	—	$2,334,000	$8,621,710
TOTAL:	—	—	$11,041,080	$12,473,662	$22,508,316

The amounts shown in the table above assume that termination occurred as of July 31, 2022, and use a stock price of $49.35, which was our closing stock price on July 29, 2022, the last trading day of fiscal 2022. The amounts included with respect to performance-based restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 52.

Mick J. Beekhuizen
Incremental Benefits and Payments upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Change-in- Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
● Performance-Restricted Share Units	—	—	$2,601,239	$2,601,239	$2,601,239
● Time-Lapse Restricted Share Units	—	—	$2,377,190	$2,377,190	$3,408,407
● Dividend Equivalent Accruals	—	—	—	—	$351,896
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$25,817	$32,271
— 401(k) Company Contribution	—	—	—	—	$53,375
— 401(k) Supplemental Company Contribution	—	—	—	—	$184,630
— Executive Retirement Contribution	—	—	$318,096	—	$340,008
Severance:
— Cash	—	—	—	$1,543,500	$3,889,746
TOTAL:	—	—	$5,296,525	$6,547,746	$10,861,572

The amounts shown in the table above assume that termination occurred as of July 31, 2022, and use a stock price of $49.35, which was our closing stock price on July 29, 2022, the last trading day of fiscal 2022. The amounts included with respect to performance-based restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 52.

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Adam G. Ciongoli
Incremental Benefits and Payments upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Change-in- Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
● Performance-Restricted Share Units	—	—	$2,277,799	$2,277,799	$2,277,799
● Time-Lapse Restricted Share Units	—	—	$1,083,923	$1,083,923	$1,635,311
● Non-Qualified Stock Options	—	—	—	—	—
● Dividend Equivalent Accruals	—	—	—	—	$241,288
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$37,471	$46,839
— 401(k) Company Contribution	—	—	—	—	$53,375
— 401(k) Supplemental Company Contribution	—	—	—	—	$179,035
— Executive Retirement Contribution	—	—	$890,140	$178,028	$510,043
Severance:
— Cash	—	—	—	$1,568,484	$4,103,615
TOTAL:	—	—	$4,251,862	$5,145,705	$9,047,305

The amounts shown in the table above assume that termination occurred as of July 31, 2022, and use a stock price of $49.35, which was our closing stock price on July 29, 2022, the last trading day of fiscal 2022. The amounts included with respect to performance-based restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 52.

Christopher D. Foley
Incremental Benefits and Payments upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Involuntary Termination Without Cause Following Change- in-Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
● Performance-Restricted Share Units	—	—	$1,757,008	$1,757,008	$1,757,008
● Time-Lapse Restricted Share Units	—	—	$931,629	$931,629	$1,454,641
● Dividend Equivalent Accruals	—	—	—	—	$185,274
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$43,642	$54,552
— 401(k) Company Contribution	—	—	—	—	$30,500
— 401(k) Supplemental Company contribution	—	—	—	—	$87,088
— Executive Retirement Contribution	—	—	$400,526	—	$293,968
— Pension Benefits	—	—	—	—	$269,907
Severance:
— Cash	—	—	—	$1,305,000	$3,473,053
TOTAL:	—	—	$3,089,163	$4,037,279	$7,605,991

The amounts shown in the table above assume that termination occurred as of July 31, 2022, and use a stock price of $49.35, which was our closing stock price on July 29, 2022, the last trading day of fiscal 2022. The amounts included with respect to performance-based restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 52.

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Valerie J. Oswalt
Incremental Benefits and Payments upon Termination	Voluntary Resignation	Retirement	Total Disability or Death	Involuntary Termination Without Cause	Change-in- Control
Compensation:
— Annual Incentive Plan (AIP) Award	—	—	—	—	—
— Equity
● Performance-Restricted Share Units	—	—	$854,545	$854,545	$1,016,166
● Time-Lapse Restricted Share Units	—	—	$1,288,874	$1,288,874	$1,931,756
● Dividend Equivalent Accruals	—	—	—	—	$146,427
Benefits & Perquisites:
— Health and Welfare Benefits	—	—	—	$15,829	$19,786
— 401(k) Company Contribution	—	—	—	—	$53,375
— 401k Supplemental Company Contribution	—	—	—	—	$124,000
— Executive Retirement Contribution	—	—	$207,512	—	$253,393
Severance:
— Cash	—	—	—	$1,305,000	$3,099,375
TOTAL:	—	—	$2,350,931	$3,464,248	$6,644,278

The amounts shown in the table above assume that termination occurred as of July 31, 2022, and use a stock price of $49.35, which was our closing stock price on July 29, 2022, the last trading day of fiscal 2022. The amounts included with respect to performance-based restricted share units assume that the applicable performance goal was attained and the units paid out at 100% of target, except in the event of a change in control, which assumes a payout in accordance with the terms of the CIC Agreements, as further described on page 52.

CEO Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO to the annual total compensation of the median-paid employee of the Company (“Median Employee”). Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K, and represents a reasonable estimate.

In fiscal 2022, we re-identified our Median Employee to accurately represent our current population. To identify our Median Employee, we determined the fiscal 2022 base salary, our consistently applied compensation measure, for each of our 14,762 full-time, part-time, temporary and seasonal employees, excluding our CEO, Mark A. Clouse, who were employed by us on July 1, 2022. No cost of living adjustments were applied. For an employee paid in a currency other than U.S. dollars, we converted annual base salary into U.S. dollars, using exchange rates as of July 1, 2022. Based on this data and process, we determined that our Median Employee was an hourly employee with an annual base salary of $53,830. We then calculated the annual total compensation for our Median Employee using the methodology established for disclosing NEO compensation in the Summary Compensation Table, which resulted in our median employee having annual total compensation of $64,277.

The fiscal 2022 compensation for Mr. Clouse, was $10,277,065, which equals Mr. Clouse’s compensation as reported in the Summary Compensation Table. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 160 to 1.

The pay ratio disclosure provided above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio disclosure may not be comparable to the pay ratio reported by other companies.

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ITEM 4 — APPROVAL OF CAMPBELL SOUP COMPANY 2022 LONG-TERM INCENTIVE PLAN

Your Board of Directors Recommends a Vote “FOR” This Proposal

Why You Should Vote for the 2022 Plan

Recruiting, retaining and motivating our employees and non-employee directors is paramount to realizing Campbell’s strategic goals and increasing shareholder value and remaining competitive in the marketplace.

We currently maintain the Campbell Soup Company 2015 Long-Term Incentive Plan (the “2015 Plan”) for the purpose of making equity compensation grants to employees and non-employee directors. The 2015 Plan has served as an important part of our overall compensation program since its initial adoption and allows the Company to link executive compensation to performance in pursuit of long-term growth and success. On September 21, 2022, the Compensation and Organization Committee recommended, and the Board adopted, subject to the approval of our shareholders, the Campbell Soup Company 2022 Long-Term Incentive Plan (the “2022 Plan”) and reserved up to 12 million shares for issuance under the 2022 Plan. If approved, the 2022 Plan will replace the 2015 Plan. Following shareholder approval of the 2022 Plan, the 2015 Plan will remain in existence solely for the purpose of addressing the rights of holders of existing awards already granted under the 2015 Plan, no new awards will be granted under the 2015 Plan and none of the shares that remain available under the 2015 Plan will be available for issuance under the 2022 Plan. If shareholders do not approve the 2022 Plan, then it will not be effective and no grants will be made under it. In such event, the 2015 Plan will remain in effect until 2025 with respect to its remaining shares available for grant and the Company will be limited to the remaining 2,980,000 shares available under the 2015 Plan.

The vote required for approval of the 2022 Plan is a majority of the votes cast by the holders of shares entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast on this proposal.

Key Elements of the 2022 Plan

The 2022 Plan and our equity compensation programs are designed in accordance with best corporate governance practices:

Plan Feature	Description	2022 Plan References
No Liberal Share Recycling	Shares withheld to cover taxes with respect to any awards and the exercise price of any options or other awards will not be added back to the share reserve under the 2022 Plan.	Section 4.3(b)
No Evergreen Provision	The 2022 Plan does not allow for automatic increases in the share reserve without shareholder approval.	Section 4.3(a)
No Automatic Grants	The 2022 Plan does not provide for automatic grants to any participant.	Section 4.2 Section 3.2(b)
No Tax Gross-Ups	The 2022 Plan does not provide for any tax gross-ups.
Clawback of Awards	The 2022 Plan provides that awards are subject to the Company’s clawback policy as in effect from time to time.	Section 4.1
No Discounted Options or SARs	Options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.	Section 5.4
No Repricing Without Shareholder Approval	The 2022 Plan expressly prohibits the repricing of options and SARs without shareholder approval.	Section 5.4

Campbell Soup Company   |   2022 Proxy Statement    69

Plan Feature	Description	2022 Plan References
Limited Change-of-Control Provisions

If awards granted under the 2022 Plan are not continued, assumed or substituted, all outstanding non-performance based awards will vest and performance conditions applicable to performance based awards will be deemed achieved based upon the greater of target or actual performance and such awards shall vest.

If awards granted under the 2022 Plan are continued, assumed or substituted, all non-performance awards will remain outstanding and will continue to vest in accordance with their terms and performance awards shall convert to time-vesting awards eligible to vest over the remainder of the original performance period, with performance deemed achieved(x) for any completed performance period, based on actual performance, and (y) for any partial or future periods, based upon the greater of target or actual performance.

If a grantee is terminated without Cause or resigns for Good Reason within 24 months following a change in control, outstanding awards granted prior to the change in control shall vest.

Section 12.3
Individual Limits on Non-Employee Director Awards	The 2022 Plan limits the aggregate value of awards granted to non-employee directors in a calendar year to $1,000,000, when combined with cash compensation paid to the same director in the same year.	Section 7.2
No Dividends on Unvested Awards	The 2022 Plan expressly prohibits the payment of dividends on unvested awards. Dividends and dividend equivalents in respect of unvested awards are subject to the same vesting schedule as the underlying award.	Section 6.3 Section 6.4

Overhang and Share Usage

We are mindful of our responsibility to our shareholders to exercise sound judgment in granting equity-based awards and limiting dilution.

●	Overhang: Overhang measures potential stockholder dilution and is equal to 6.09%.
●	Share Usage and Burn Rate: Our annual share usage for grants under the 2015 Plan for the last three fiscal years was as follows:

	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	3-Year Average
A. Total Time-Vested Awards Granted During the Fiscal Year	1,027,636	775,874	1,211,994	1,005,168
B. Total Performance-Based Awards Earned During the Fiscal Year	43,015	258,857	573,501	291,791
C. Basic Weighted Average Common Shares Outstanding	301,716,189	302,725,234	301,155,232	301,865,552
Burn Rate (A + B) / C	0.35%	0.34%	0.59%	0.43%

Background

At the 2015 Annual Meeting, shareholders approved the 2015 Plan and authorized the issuance of 13 million shares.

The 2022 Plan provides for the same type of awards as the 2015 Plan (i.e., stock options, SARs, restricted stock (including restricted performance stock), unrestricted stock and stock units (including performance-restricted stock units and restricted stock units)), and has many of the same features as the 2015 Plan, with the following significant changes:

●	The 2022 Plan expands eligible participants to include any employee of the Company or its subsidiaries.
●	The 2022 Plan removes certain provisions included for purposes of qualifying certain compensation as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”).
●	The 2022 Plan allows awards to be satisfied using authorized but unissued shares in addition to treasury shares.
●	The 2022 Plan expressly provides that awards are subject to clawback pursuant to any applicable Company clawback policy.
●	The 2022 Plan increases the limit of the maximum aggregate dollar value of all awards granted to a non-employee Director for any calendar year to $1,000,000, but adds that the aggregate cash compensation paid to a non-employee Director in respect of the non-employee Director’s service as a member of the Board for the calendar year shall be counted against the award limit.

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●	The 2022 Plan removes the one-year minimum vesting schedule with respect to options and SARs.
●	The 2022 Plan stipulates that any dividends paid with respect to shares subject to Restricted Stock Awards, and dividend equivalent rights with respect to shares underlying Restricted Stock Units and Performance Units shall be subject to the same vesting terms as the related Restricted Stock or Restricted Stock Units and will not be paid until the shares subject to such award are vested.
●	The 2022 Plan revises the definition of “for Cause” termination, applicable prior to a change in control, to include (i) violations of the Code of Business Conduct and Ethics or the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as applicable and (ii) a material breach of any employment agreement between the participant and a member of the Campbell Group or any confidentiality, intellectual property, non-solicitation, non-competition or similar restrictive covenant in any agreement between the participant and a member of the Campbell Group.
●	The 2022 Plan provides that performance awards that are not assumed, substituted or continued in connection with a change in control shall vest at the greater of target or actual performance, or, if such awards are assumed, substituted or continued in connection with a change in control, performance awards shall convert to time-vesting awards, with performance deemed achieved at greater of target or actual performance for ongoing performance periods.

In September 2022, the Committee authorized the issuance of up to 1,409,631 shares from the 2015 Plan for annual awards to key employees under the Company’s LTI Program. These awards were granted as of October 1, 2022. Following the October 1, 2022 grants, there were approximately 2,980,000 shares available under the 2015 Plan. As of October 3, 2022 (the record date for the 2022 Annual Meeting), 4,562,783 restricted stock units were outstanding and 1,253,858 stock options were outstanding at a weighted-average grant price of $46.22 and with a weighted-average remaining life of 4.6 years. As of October 3, 2022, there were approximately 2,980,000 shares available under the 2015 Plan, and the closing price of Campbell stock on the NYSE was $47.72.

If the 2022 Plan is approved by shareholders, none of the shares that remain available under the 2015 Plan, at such time, will be available for issuance under the 2022 Plan, and no new awards will be granted under the 2015 Plan. In addition, the Company will limit grants in the aggregate under the 2015 Plan between October 1, 2022 and through the 2022 Annual Meeting of Shareholders to be held on November 30, 2022 to no more than 200,000 shares in total.

Material Features of the 2022 Plan

Effective Date and Expiration

The 2022 Plan will become effective on November 30, 2022, if approved by shareholders. It will terminate on November 30, 2032. No award may be made under the 2022 Plan after its expiration date, but awards made prior to November 30, 2032 may extend beyond that date.

Administration

The 2022 Plan will be administered by the Compensation and Organization Committee (the “Committee”), or the Board of Directors in its discretion. The Committee has full authority to interpret the 2022 Plan and to establish rules for its administration. The Committee may, subject to certain limitations, in its discretion, accelerate the date on which an option or SAR may be exercised, the date of termination of restrictions applicable to a restricted stock or restricted stock unit award or the end of a performance period under a performance unit award.

Subject to certain limitations, the Committee may delegate its authority under the 2022 plan to one or more members of the Committee or one or more of our officers. The Committee may delegate its authority to make awards to those key employees who are subject to the reporting rules under Section 16(a) of the Exchange Act, provided the delegation consists of at least two non-employee directors as defined in Rule 16b-3 under the Exchange Act.

Eligibility for Awards

Awards can be made to any employee of the Company or its subsidiaries. The current eligible group consists of approximately 862 employees. Non-employee directors, currently 12 persons, are also eligible to receive awards other than incentive stock options.

Determination of Amount and Form of Award

The amount of individual awards to employees will be determined by the Committee or its delegate, subject to the limitations of the 2022 Plan. In determining the amount and form of an award, consideration will be given to the functions and responsibilities of the employee, his or her potential contributions to our success, and other factors deemed relevant by the Committee.

Shares Subject to the Plan; Historical Share Usage; Other Limitations on Awards

Subject to certain adjustments, the total number of shares of Campbell stock that may be issued pursuant to awards under the 2022 Plan is 12 million shares.

Shares subject to an award under the 2022 Plan or the 2015 Plan which is canceled (excluding shares subject to an option cancelled upon the exercise of a related SAR), cash-settled or terminated without having been exercised or paid will again be available for future awards. In no event will shares of Campbell stock that are (i) tendered in payment of the exercise price of the awards; (ii) withheld from any award to satisfy a participant’s tax withholding obligations or, if applicable, to pay the exercise price of an award; or (iii) re-acquired by the Company on the open market using the

Campbell Soup Company   |   2022 Proxy Statement    71

cash proceeds received by the Company from the exercise of options granted under the 2022 Plan or the 2015 Plan, be available for future awards under the 2022 Plan.

The 2022 Plan requires that the awards be satisfied using treasury shares or shares that are authorized, but unissued.

Stock Options and Stock Appreciation Rights (“SARs”)

The Committee may grant non-qualified options and options qualifying as “incentive stock options” under Section 422 of the IRC. The Committee generally determines the terms and conditions of all options granted, subject to the terms of the 2022 Plan. Options vest in accordance with a vesting schedule determined by the Committee, and the Committee may impose additional conditions, restrictions or terms on the vesting of any option, including the full or partial attainment of performance goals. The term of an option cannot exceed ten years from the date of grant. The option price must be not less than the fair market value of a share of Campbell stock on the date of grant.

The option price may be paid in cash, with shares of Campbell stock, through a broker-assisted “cashless” exercise procedure or with such other acceptable form of valid consideration and method of payment as may be determined by the Committee.

The Committee may also grant a SAR in connection with a stock option granted under the 2022 Plan or a SAR unrelated to any option. If a participant exercises a SAR, the participant would receive an amount equal to the excess of the fair market value of the shares on the date the SAR is exercised over the option price of the shares, or, with respect to a SAR granted unrelated to an option, over the fair market value of a share of Campbell stock on the date the SAR was awarded. Payment would be in cash, in shares or a combination of the two as the Committee determines.

Stock options and SARs may not be repriced. This means that the Committee may not take any of the following actions:

●	Amend a stock option or a SAR to reduce its option price;
●	Cancel a stock option or a SAR in exchange for cash, other Awards or the re-grant of a new stock option or a SAR with a lower option price than the original option price of the cancelled stock option or SAR; or
●	Take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a stock option or a SAR without shareholder approval.

The Committee may, in its discretion, establish rules pertaining to the exercise of options or SARs following the termination of employment of a participant, provided that in the event of a termination for “cause” any options or SARs will expire immediately.

Restricted Stock and Restricted Stock Unit Awards

The Committee may also issue or transfer shares of Campbell stock to a participant under a restricted stock or restricted stock unit award. Restricted stock and restricted stock unit awards are subject to certain conditions and restrictions during a specific period of time, such as the participant remaining in the employment of the Company and/or the attainment by the Company of certain pre-established performance goals, as discussed below. The shares or units cannot be transferred by the participant prior to the lapse of the restriction period or the attainment of the performance goals. In the case of restricted stock, the participant is entitled to vote the shares during the restriction period, except as permitted by the Committee and for no consideration. Restricted stock unit awards do not have voting rights. Restricted stock and restricted stock unit awards may receive dividends and dividend equivalent rights, respectively, provided that dividends paid with respect to shares subject to restricted stock awards, and dividend equivalent rights with respect to shares underlying restricted stock units, shall be subject to the same vesting terms as the related restricted stock or restricted stock units.

The Committee may, in its discretion, establish rules pertaining to the restricted stock or restricted stock unit in the event of a termination of employment of a participant prior to the end of the restricted period, provided that in the event of a termination for “cause” any non-vested restricted stock or restricted stock unit awards will be forfeited immediately.

Unrestricted Stock Awards

The Committee may also issue or transfer shares of Campbell stock to a participant under an outright grant of unrestricted Campbell stock that is transferable immediately by the participant.

Performance Unit Awards

The Committee may grant performance unit awards payable in cash or stock at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made. Participants may be entitled to and may receive dividend equivalent rights, provided that dividend equivalent rights with respect to shares underlying performance units shall be subject to the same vesting terms as the related performance stock units. Subject to Committee discretion, a performance unit award will terminate for all purposes if the participant is not continuously employed by the Company at all times during the applicable performance period.

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Performance Goals

Prior to or during the beginning of a performance period, the Committee may establish performance goals for the Company and our various operating units. The goals will be comprised of specified levels of one or more of the following performance criteria as the Committee may deem appropriate: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, economic profit, cash flow, return on assets, shareholder return, return on equity, return on capital, other value-based performance measures, or other performance criteria as the Committee deems appropriate. The Committee will disregard or offset the effect of certain extraordinary items, such as restructuring charges, gains or losses on the disposition of a business, changes in tax or accounting rules or the effects of a merger or acquisition, in determining the attainment of performance goals. Awards may also be payable when our performance, as measured by one or more of the above criteria, as compared to peer companies meets or exceeds an objective criterion established by the Committee.

Director Compensation

The 2022 Plan gives the Board the discretion to set the number of non-qualified stock options and shares of Campbell stock and such other terms and conditions to which awards to non-employee directors are subject, consistent with the provisions of the plan. The 2022 Plan limits the maximum aggregate dollar value of awards that can be made to any individual non-employee director, when added to all cash compensation paid to such non-employee director in any one calendar year to $1,000,000. The non-employee directors may elect to receive all or a portion (in 10% increments) of any cash compensation in shares of Campbell stock.

Deferral of Payments

Non-employee directors and employees may elect to defer all or a portion of any Performance Units, Restricted Stock Units or unrestricted stock pursuant to the terms of our deferred compensation plan, provided the terms of the deferral comply with all applicable laws, rules and regulations.

Limits as to Transferability

No awards may be transferred by a participant other than by will or the laws of descent and distribution, except as otherwise permitted by the Committee; provided that any permitted transfer shall be for no consideration.

Adjustments on Capitalization

In case any reorganization, recapitalization, reclassification, stock split, reverse stock split, stock dividend, extraordinary one-time dividend or other distribution, combination, merger, consolidation, spin-off, split-up, rights offering, repurchase or exchange of shares or other securities, issuance of shares pursuant to the anti-dilution provisions of the shares, or other similar corporate transaction or event affects the shares such that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended to be made available under the 2022 Plan, then the Committee may make appropriate adjustments in the maximum aggregate number and kind of shares issuable under the 2022 Plan, and to any one participant, and the number and kind of shares and the price per share subject to outstanding awards and any other terms and conditions of outstanding awards that are affected by the event.

Change in Control

For purposes of the 2022 Plan, “change in control” means any of the following events:

i.   the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for Dorrance family members and the Company’s employee benefit plans;

ii.   the persons serving as directors of the Company as of November 30, 2022 and any newly elected or appointed directors subsequently approved by a two-thirds vote of the Board, cease to make up more than 50% of the Board;

iii.   the consummation of a merger, consolidation or share exchange transaction in which the shareholders of the Company immediately prior to the merger, consolidation or share exchange transaction wind up owning 50% or less of the combined voting power of the surviving corporation; or

iv.   approval by the Company’s shareholders of a complete liquidation or dissolution of the Company or the consummation of a sale or other disposition (in one transaction or a series of related transactions) of more than 50% of the assets of the Company.

For any award that is subject to IRC Section 409A and payment or settlement of the award is to accelerate upon a change in control, none of the events described in the foregoing definitions will constitute a change in control for purposes of the plan unless the event also constitutes a change in control triggering event described under IRC Section 409A.

Upon a change in control, the following vesting provisions will apply:

1.   If Campbell is not the surviving corporation and the surviving or acquiring corporation does not assume the outstanding awards, or fails to substitute equivalent awards, then (i) all outstanding stock options, and SARs will vest 100% and become exercisable, (ii) all outstanding restricted stock and restricted stock units shall vest 100%, and (iii) the performance condition applicable to all restricted performance stock and performance units will be deemed achieved (A) for any completed performance period, based upon actual performance, or (B) for any partial or future performance period, at the greater of the target level or actual performance, and the employee shall become vested in such restricted performance stock or performance units. Notwithstanding the forgoing, if

Campbell Soup Company   |   2022 Proxy Statement    73

awards are not continued, assumed or substituted, the Committee may provide for a cash payment to be made to a participant for their outstanding awards upon the consummation of a change in control.

2.   If Campbell is the surviving corporation or the surviving or acquiring corporation assumes the outstanding awards or substitutes equivalent awards, then the awards will remain outstanding and vest pursuant to their respective award terms and provisions of the 2022 Plan, provided that, unless the award agreement provides otherwise, performance conditions applicable to any restricted performance stock and performance units are deemed achieved (i) for any completed performance period, based upon actual performance or (ii) for any partial or future performance period, at the greater of the target level or actual performance, with the award remaining subject only to time-based vesting over the remainder of the applicable performance period.

3.   If, within 24 months following a change in control, the employment of a participant is terminated without Cause (as defined below) or by the participant for Good Reason (as defined below), then (i) all outstanding stock options and SARs granted prior to the change in control become exercisable and remain exercisable through the lesser of (x) three years following such termination (or such longer period of time as provided in the applicable award agreement or under rules established by the Committee) and (y) the expiration of such stock option or SAR as set forth in the award agreement, and (ii) all outstanding restricted stock and restricted stock units granted prior to the change in control shall vest 100%.

4.   If, within 24 months following a change in control, the employment of a participant is terminated for Cause, then (i) all stock options and SARs of such participant will expire and (ii) all unvested restricted stock and restricted stock units will be forfeited, and all rights under such Awards will terminate.

“Good Reason” is defined generally as (1) a reduction in the participant’s base salary or a failure to pay compensation or benefits when due, (2) requiring the participant to be based more than 50 miles from his or her workplace prior to a change in control, (3) failure to continue compensation or employee benefit plans that, in the aggregate, are substantially equivalent to those provided prior to the change in control, (4) any purported termination of the participant for “Cause” which does not comply with the definition of “Cause” set forth in the 2022 Plan, and (5) our failure to obtain an agreement from any successor to assume the 2022 Plan.

“Cause,” for purposes of the change in control provision only, is defined generally by reference to an individual agreement applicable to a participant or where no such agreement defines Cause, “Cause” means the termination of a participant’s employment by reason of his or her (1) conviction of a felony or (2) engaging in conduct which constitutes willful gross misconduct and which is demonstrably and materially injurious to Campbell or our affiliates.

Amendment

The Board of Directors can amend, suspend or terminate the 2022 Plan but cannot, without shareholders’ approval, do any of the following:

●	Increase the number of shares of Campbell stock which may be issued under the 2022 Plan (except in the case of recapitalization, stock split, or other changes in the corporate capital structure in which event the Committee may make appropriate adjustments);
●	Expand the type of awards available to participants;
●	Materially expand the class of employees eligible to participate in the 2022 Plan;
●	Materially change the method of determining the exercising price of options;
●	Delete or limit the provision prohibiting repricing of options; or
●	Extend the term of the 2022 Plan.

The Committee may amend or modify any outstanding awards in any manner to the extent that the Committee would have had the authority under the 2022 Plan initially to make such awards as so modified or amended.

Notwithstanding the provisions described in the foregoing paragraphs, the Board has broad authority to amend the 2022 Plan and any outstanding awards without the consent of a participant if the Board deems it necessary or advisable to comply with, or take into account changes in applicable laws or rules or to ensure that no award is subject to interest or penalties under IRC Section 409A.

Federal Income Tax Consequences

The grant of an incentive stock option, a nonqualified stock option or a SAR, does not result in income for the grantee or in a deduction for us. The exercise of a nonqualified stock option or a SAR does result in ordinary income for the optionee and a deduction for us measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required. Neither the grant nor the exercise of an incentive stock option results in taxable income for the grantee. The excess of the market value on the exercise date over the option price of the shares, however, is an “item of adjustment” for alternative minimum tax purposes. When a grantee disposes of shares acquired by exercise of an incentive stock option, the grantee’s gain (the difference between the sales proceeds and the price paid by the grantee for the shares) upon the disposition will be taxed as a long-term capital gain provided the grantee (i) does not dispose of the shares within two years after the date of grant nor within one year after the transfer of shares upon exercise, and (ii) exercises the option while an employee of Campbell or a subsidiary or within three months after termination of employment for reasons other than death or disability. If the shares are disposed of before the expiration of either period, the grantee generally will realize ordinary income in the year of the disqualifying disposition.

Subject to IRC Section 162(m) and Campbell’s satisfaction of applicable reporting requirements, at the time income is recognized by the recipients of an award of restricted stock or restricted stock units, we will be entitled to a corresponding deduction.

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New Plan Benefits

As noted above, awards under our LTI Program are currently issued from the 2015 Plan, which will expire as of November 18, 2025. If the 2022 Plan is adopted, there will be additional shares available under the LTI Program for awards to employees and non-employee directors; however, the benefits to be received by participants cannot be determined at this time because grants are at the discretion of the Committee. None of the additional shares authorized by the 2022 Plan have been awarded to any of the non-employee directors or employees, and none of the shares have been awarded (or promised to be awarded) subject to approval of the 2022 Plan. The Committee has authority to authorize future awards under the LTI Program from time to time. Awards under the LTI Program to the named executive officers, non-employee directors and others during fiscal 2022 were issued from the 2015 Plan and were as follows:

Name and Position	Number of Shares
Mark A. Clouse President and Chief Executive Officer	149,397
Mick J. Beekhuizen Executive Vice President and Chief Financial Officer	86,736
Adam G. Ciongoli Executive Vice President, General Counsel and Chief Sustainability, Corporate Responsibility and Governance Officer	43,487
Christopher D. Foley Executive Vice President and President, Meals & Beverages	42,757
Valerie J. Oswalt Executive Vice President and President, Snacks	39,254
Executive Officers Group	444,142
Non-Executive Director Group	16,169
Non-Executive Officer Employee Group	1,270,914

Campbell Soup Company   |   2022 Proxy Statement    75

ITEM 5 — SHAREHOLDER PROPOSAL – SUPPLY CHAIN PRACTICES REPORT

The Humane Society of the United States proposes the adoption of the resolution set forth below and has furnished the statement set forth below in support of its proposal. The Board of Directors accepts no responsibility for the proposal or the supporting statement. The proposal is required to be voted on at the 2022 Annual Meeting only if properly presented by the shareholder or his qualified representative. The Board of Directors opposes the proposal for the reasons stated after the proposal.

Shareholder Proposal and Supporting Statement

Is Campbell Soup (CPB) deceiving shareholders about ESG?

Let’s look at one issue as an example: animal welfare. CPB identifies animal welfare as a material issue, calling it “a key part” of its vision for a responsible supply chain. And CPB’s Responsible Sourcing Supplier Code (“Supplier Code”) sets out its supposed requirements.

What does the Supplier Code claim?

CPB’s Supplier Code claims suppliers are “required to implement humane procedures to prevent the mistreatment of animals at all times, including when they are raised, cared for, transported and processed.” It specifies that “[a]t a minimum, Suppliers are to provide an environment that is consistent with the ‘five freedoms’ of animal welfare...” [Emphasis added.]

Is CPB enforcing this so-called minimum requirement?

No. CPB’s Supplier Code defines these fundamental “five freedoms” as: 1) Freedom from thirst, hunger and malnutrition; 2) Freedom from discomfort; 3) Freedom from pain, injury and disease; 4) Freedom to express normal behavior; and 5) Freedom from fear and distress. But CPB’s supply chain is rife with practices that dramatically thwart these freedoms. That is: CPB is not *actually* requiring the standard it claims to be requiring.

How do we know?

CPB’s own reporting confirms this. As just two examples:

●	In FY2021, more than 80% of CPB’s pork came from supply chains using gestation crates. Gestation crates prevent most of the five freedoms listed above: unable to even turn around, the animals live in constant discomfort, experience fear and distress routinely, and are prevented from expressing their normal behaviors.
●	In FY2021, 89% of CPB’s eggs came from chickens locked in tiny, cramped cages that restrict normal behaviors. This too contradicts most of the “Five Freedoms.”

And there are additional routine industry practices that contravene the Five Freedoms, but that CPB doesn’t expressly condemn or prohibit: animals are castrated and have other body parts cut off without any pain relief, they’re subjected to stressful slaughter conditions, and some species are bred to grow so large so fast they suffer crippling injuries and even heart attacks when they’re just babies.

Beyond animal welfare, why else should shareholders care?

CPB’s Supplier Code and Supply Base Requirements and Expectations Manual enumerate many supposed supply chain requirements. And if CPB is misrepresenting those so-called requirements on one ESG issue, what other gaps may exist? Moreover, since CPB’s Board provides oversight of ESG activities, inconsistencies in the application of its ESG standards may indicate Board governance concerns.

Thus, shareholders would benefit from better understanding the scope of inconsistencies between Campbell’s supplier requirements and the realities in its supply chain.

RESOLVED: Shareholders request that CPB disclose an analysis of the practices in its supply chain which violate its Responsible Sourcing Supplier Code and/or Supply Base Requirements and Expectations Manual—including explaining how each practice violates its requirements and how prevalent each practice is in its supply chain. Shareholders further request disclosure of what steps, if any, CPB is taking to eliminate each misalignment. This disclosure should occur within six months, at reasonable cost, and omit proprietary information.

Board of Directors’ Response

Your Board of Directors Recommends a Vote “AGAINST” This Proposal

Ensuring the humane treatment of animals has been a core element of Campbell’s quality assurance and supply chain practices for at least a decade. Our efforts have involved dialogues with many relevant groups, including the proponent; study of the issues and consultation with leading academics; work with suppliers; and regular disclosure to shareholders of Campbell positions, targets, and performance. While the proposal requests a broad assessment of Campbell’s requirements of suppliers, the proponent’s supporting statement makes clear the principal issues of concern are animal welfare and Campbell’s performance against its related commitments.

The proponent has expressed its view that Campbell is not moving as fast as the proponent would like and is seeking to pressure Campbell to commit to faster change and less flexible targets. Given the disruption in the global supply chain and rates of inflation since 2020, Campbell needs the flexibility to continue to make affordable food for our customers and consumers. Campbell’s is transparently navigating these supply chain constraints while maintaining and moving forward with our animal welfare commitments as described below. As discussed below, Campbell has set and communicated its animal welfare goals and metrics, including those related to our supply chain. After consideration, the Board has determined this proposal to be unnecessary, as it believes Campbell’s commitments, progress to date, and transparency and continued dialogue with stakeholders regarding progress demonstrates our attention to the important issue of animal welfare. Therefore, our Board recommends that shareholders vote AGAINST this proposal.

Animal Welfare

Animal welfare is a key part of our vision for an ethical and responsible supply chain. We, along with customers, consumers, suppliers, farmers, and non-governmental organizations have a shared interest in meeting increasing demand for affordable food while improving animal welfare.

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We have discussed our animal welfare goals in our Campbell corporate responsibility reports since 2013, and we began providing quantitative metrics on progress in our 2018 report. These data complement other information related to our supply chain, including statistics on sustainable sourcing, supplier diversity, product traceability, and sustainable agriculture. Campbell’s 2022 corporate responsibility report contains over 100 different quantitative metrics, and information is reported with reference to frameworks known and widely used by investors, including the Global Reporting Initiative, Sustainability Accounting Standards Board, Task Force on Climate-related Financial Disclosures, UN Global Compact, and UN Sustainable Development Goals reporting frameworks. These reports can be accessed at www.campbellcsr.com.

Goals & Progress

Campbell is well-positioned to achieve its current animal welfare goals and to close gaps the proponent references in its statement and which we publicly disclose.

Addressing Gestation Crates in Our Pork Supply Chain

In 2012, we set the first of these animal welfare goals, a commitment to address gestation crates in our pork supply chain and to favor suppliers using gestation crate-free environments by the end of calendar year 2022.

●	We are executing specific transition plans for pork ingredients used in our products and expect to achieve 100% gestation crate-free supply for 100% pork meat and skin ingredients, on time, at the end of this calendar year. We continue to work on how blended meat ingredients can be similarly converted.

●	We are using the Ohio Livestock Care Standards to define our commitment. We selected this standard after conducting consultation with suppliers and experts at the University of Pennsylvania regarding housing systems and pigs’ social behaviors. Under the standard, sows are kept out of group housing for specific periods, including to protect them during insemination and prior to confirmation of pregnancy.

Transitioning to the Exclusive Use of Eggs from Cage-Free Hens

In 2016, we made a commitment to transition to the exclusive use of eggs from cage-free hens by the end of calendar year 2025.

●	We expect to reach 100% and achieve this goal on time by the end of calendar year 2025.

Committing to a Higher Standard of Animal Welfare in U.S. Chicken Meat Supply

In 2017, we set the aim to move our U.S. chicken meat supply to a higher standard of animal welfare by the end of calendar year 2024. In 2021, we focused our goal to provide improved environments with litter management and enrichments, while continuing to aspire, over time, to the Better Chicken Commitment.

●	We have specific transition plans in place for improved environments with litter management and enrichments. We expect to achieve 100% of chicken meat supply with litter by the end of this calendar year and 100% of chicken meat supply with enrichments by the end of calendar year 2023.

We continue to work on mechanisms to reliably source and include certain derivative, pre-made chicken and pork ingredients, such as flavorings, fats, broths, and stocks, into our commitments. From time to time, and as mentioned earlier, market conditions may require Campbell to supplement the sourcing described above to ensure product supply and meet customer and consumer demand.

Industry Context

The livestock industry has increased the number of animals raised under higher welfare standards, but the transition is not complete. Accordingly, it can be difficult for individual packaged food companies like Campbell, which purchases a fraction of the pork, chicken, and eggs produced in the U.S., and which do not raise animals or operate livestock or meat processing businesses, to compel the level of animal welfare standards the proponent’s statement advocates. In some cases, the reality of supply has necessitated adjustments to our plans. Disruptions in global supply chains make predictability extremely difficult and flexibility paramount to meet consumer demand. Throughout, Campbell has maintained the spirit and ultimate intent of our efforts, retained commonly endorsed principles, set practical and meaningful targets, disclosed our efforts, and engaged with stakeholders regularly and openly. We believe that our efforts, and the standards we espouse in the realm of animal welfare, have contributed and will continue to contribute to positive change in the industry. We also do not believe that shareholders will gain any value from the report requested by the proponent, and that the use of our resources in producing such a report is not in the best interest of shareholders, particularly when Campbell is being transparent on its animal welfare goals and progress.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” this proposal.

Campbell Soup Company   |   2022 Proxy Statement    77

ITEM 6 — SHAREHOLDER PROPOSAL - 401(k) RETIREMENT FUND INVESTMENT REPORT

As You Sow, on behalf of Brian Patrick Kariger Rev Tr proposes the adoption of the resolution set forth below and has furnished the statement set forth below in support of its proposal. The Board of Directors accepts no responsibility for the proposal or the supporting statement. The proposal is required to be voted on at the 2022 Annual Meeting only if properly presented by the shareholder or his qualified representative. The Board of Directors opposes the proposal for the reasons stated after the proposal.

Shareholder’s Proposal and Supporting Statement

WHEREAS: Shareholders applaud Campbell Soup Company for adopting ambitious operational climate goals, including reducing absolute Scope 1 and 2 greenhouse gas emissions 42 percent by FY2030, and reducing deforestation impact by purchasing 100 percent Roundtable on Sustainable Palm Oil certified palm oil by the end of FY2021.1

While our company has made significant efforts to address climate change across its operations, data from Department of Labor filings, including company retirement plan options and invested amounts, suggest to investors that Campbell’s is failing to address the material risks of climate change in its 401(k) Plan in alignment with the duty to select retirement plan investment options in the best interests of plan participants and beneficiaries.

Campbell’s 401(k) Plan uses Vanguard funds as its default retirement option, resulting in the vast majority of its $1.9 billion employee retirement dollars, as of December 31, 2020,2 invested in funds holding companies that create substantial climate risk. A recent scorecard, produced by investor representative As You Sow, shows that the Campbell’s 401(k) default option is rated Poor due to significant investments in fossil fuel companies and companies that cause deforestation risk.3

Campbell’s does not offer any sustainable investment options inside the Plan, nor does it offer employees a “self-directed” investment option to choose other funds outside of the Plan.

In polls with investors broadly, more than 70 percent say that they would like to invest sustainably and, specifically, not in oil, coal, and deforestation. In the increasingly competitive employee retention and recruitment landscape, failing to provide climate-safe retirement plan options may also make it more difficult for Campbell’s to attract and retain top talent.

Given the threat that climate change poses to workers’ life savings, Campbell’s should demonstrate that it is safeguarding employee financial security over time by mitigating climate change-related financial and economic risks as part of a prudently constructed lineup of funds.

Failing to satisfy this basic duty could be a liability for the Company, creating reputational risk and making it more difficult to retain employees increasingly concerned about catastrophic climate impacts.

RESOLVED: Shareholders request the board provide a report assessing how the Company’s 401(k) retirement funds manage the growing systemic risk to the economy created by investing retirement Plan funds in companies contributing significantly to climate change.

SUPPORTING STATEMENT: Such analysis should include, at Board discretion, whether Plan decisionmakers have considered:

1.	Climate risk in Company 401(k) Plan offerings;
2.	Whether including high carbon companies in Company 401(k) Plan contributes to greater economic volatility over time, and the impact of such volatility on retirement fund performance over time;
3.	Whether including high carbon companies contributing to climate change puts younger Plan participants’ retirement funds at greater economic risk than Plan participants nearer retirement age.
[1]	https://campbellsoupcompany.com/wp-content/uploads/2022/03/2022-Corporate-Responsibility-Report.pdf

[2]	https://iyv-charts.s3.us-west-2.amazonaws.com/retirement-plans/campbell-soup/campbell-soup-company-401k-retirement-plan-form-5500-filing-and-attachment-2020.pdf

[3]	https://investyourvalues.org/retirement-plans/campbell-soup

Board of Directors’ Response

Your Board of Directors Recommends a Vote “AGAINST” This Proposal

One of Campbell’s strategic pillars is to “Build a Winning Team and Culture.” We do this in many ways including investing in our employees and their futures through our 401(k) plan. This proposal inappropriately asks our 401(k) plan fiduciary committee to compromise its independent role in selecting investments solely in the interest of participants in order to promote initiatives that are unrelated to the retirement plan and its participants and beneficiaries.

The proposal asks that the Board provide a report assessing how the Company’s 401(k) retirement funds manage the systemic risk to the economy created by investing in retirement plan funds in companies contributing significantly to climate change. The proposal is based on a misunderstanding of the basic fiduciary requirements that govern the selection of investment options in U.S. retirement plans. As is customary for large retirement plans, we have an internal management investment committee that serves as our retirement plans’

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fiduciary which, with the assistance of professional third-party advisors, is responsible for the administrative duties of selecting and monitoring our 401(k) plan’s investment options.

U.S. law mandates that a plan fiduciary select retirement plan investment options “solely” in the interest of plan participants and beneficiaries. According to the U.S. Department of Labor, the federal agency that interprets and enforces federal pension law, a retirement plan fiduciary that selects plan investments may not (i) subordinate the interests of participants and beneficiaries in their retirement income or financial benefits under retirement plans to other objectives or (ii) sacrifice investment return or take on additional investment risk to promote goals unrelated to the retirement plan and its participants and beneficiaries. Accordingly, while our internal management investment committee considers and complies with U.S. Department of Labor guidance in effect from time to time, as the plan fiduciary, such committee must select 401(k) investment options independently and solely in the best interests of participants and beneficiaries and not in order to promote broad initiatives that are unrelated to these interests.

The primary responsibility of fiduciaries is to run the plan solely in the interest of participants and beneficiaries and for the exclusive purpose of providing benefits and paying plan expenses. This proposal would seek to subvert this primary fiduciary responsibility by imposing non-fiduciary Board and shareholder oversight on the plan’s fiduciary committee and by importing broad concerns about climate change into the fiduciary realm. In fact, under the law, our plan fiduciary cannot adopt a strategy advocated by the proponent. There cannot be a connection between the considerations advocated by the proponent and the fiduciary selection of investment funds made available under our 401(k) plan.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” this proposal.

Campbell Soup Company   |   2022 Proxy Statement    79

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

October 3, 2022 is the record date for the 2022 Annual Meeting. The holders of a majority of the shares outstanding and entitled to vote as of the record date, present in person or represented by proxy, will constitute a quorum for the meeting.

OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of October 3, 2022, the beneficial ownership of Campbell’s stock by each director, director nominee and named executive officer, and by all directors, named executive officers and executive officers as a group. There were 299,758,398 shares of Campbell stock issued and outstanding on October 3, 2022. Unless otherwise indicated, each of the named individuals and each member of the group have sole voting and sole investment power with respect to the shares beneficially owned.

	Number of Shares	Number of Shares Acquirable Within 60 Days(a)	Total Number of Shares Beneficially Owned	Percent of Class	Number of Phantom Units of Campbell Stock in Deferred Compensation Accounts(b)
Fabiola R. Arredondo	16,896	0	16,896	*	0
Howard M. Averill	437	0	437	*	16,582
John P. Bilbrey	1,797	0	1,797	*	14,601
Mark A. Clouse	168,928	332,005	500,933	*	0
Bennett Dorrance, Jr. (c)	557,534	0	557,534	*	0
Maria Teresa Hilado	4,330	0	4,330	*	17,501
Grant H. Hill	7,357	0	7,357	*	0
Sarah Hofstetter	277	0	277	*	13,219
Marc B. Lautenbach	1,433	0	1,433	*	24,944
Mary Alice D. Malone (d)	53,286,536	0	53,286,536	17.78	62,101
Keith R. McLoughlin	52,385	0	52,385	*	28,326
Kurt T. Schmidt	277	0	277	*	22,841
Archbold D. van Beuren (e)	8,307,764	0	8,307,764	2.77	2,194
Mick J. Beekhuizen	72,797	0	72,797	*	0
Adam G. Ciongoli	105,224	44,232	149,456	*	0
Christopher D. Foley	46,763	0	46,763	*	0
Valerie J. Oswalt	28,355	0	28,355	*	0
All directors, named executive officers and executive officers as a group (21 persons)	62,722,387	376,237	63,098,624	21.05	202,309
*	Indicates ownership of less than 1% of the total outstanding shares
(a)	The amounts in this column represent options held by the respective person that are currently exercisable.
(b)	The amounts shown in this column are the number of phantom units of Campbell stock held in each individual’s deferred compensation account. These phantom units do not carry voting rights, but the individuals do have a pecuniary interest in these units.
(c)	Bennett Dorrance, Jr. is a great-grandson of John T. Dorrance (founder of Campbell Soup Company) and the nephew of Mary Alice D. Malone. Share ownership above is comprised of 557,534 shares held by the Bennett Dorrance, Jr. Trust. Mr. Dorrance, Jr. Is deemed to be the beneficial owner of all shares shown above.
(d)	Mary Alice D. Malone is a granddaughter of John T. Dorrance and the aunt of Bennett Dorrance, Jr. Share ownership shown above includes 39,950,686 shares held by the Mary Alice Dorrance Malone Revocable Trust, 103,974 shares held by a trust for the benefit of Ms. Malone’s daughter, of which Ms. Malone is a trustee, and the following shares held by corporate entities owned or controlled by Ms. Malone: Contango, LP, 13,230,543 shares; and Hera, Inc., 1,333 shares. Ms. Malone is deemed to be the beneficial owner of all shares shown above. See also “Principal Shareholders”on page 81.

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(e)	Archbold D. van Beuren is a great- grandson of John T. Dorrance. Share ownership shown above includes 8,265,692 shares held by MSVT, LLC over which he, as a one-third owner of the manager of MSVT, LLC, has shared voting power. MSVT, LLC is the successor entity to the Major Stockholders’ Voting Trust (“Voting Trust”) and was formed in 2019 by certain descendants (and spouses, fiduciaries and related foundations) of the late John T. Dorrance.

Share ownership shown above also includes 42,072 shares, over which he has both sole voting and dispositive power. Share ownership shown above does not include 1,076,555 shares held in trusts established by Mr. van Beuren and his wife, which are managed by a third-party trustee and as to which he disclaims beneficial ownership.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding persons or entities that, to the best of our knowledge, were beneficial owners of more than 5% of our outstanding common stock.

Name/Address	Amount/Nature of Beneficial Ownership	Percent of Outstanding Stock(1)
Bennett Dorrance DMB Associates 7600 E. Doubletree Ranch Road Scottsdale, AZ 85258	44,932,401(2)	14.99%
Mary Alice D. Malone Iron Spring Farm, Inc. 75 Old Stottsville Road Coatesville, PA 19320	53,286,536(3)	17.78%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	21,871,919(4)	7.30%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	18,050,971(5)	6.02%
(1)	Based on 299,758,398 shares of common stock outstanding as of October 3, 2022.
(2)	Bennett Dorrance is the grandson of John T. Dorrance (founder of Campbell Soup Company) and the brother of Mary Alice D. Malone. Share ownership shown above includes 24,978 shares held directly by Mr. Dorrance, 3,915 shares held by the Bennett Dorrance Revocable Trust and the following shares held by partnerships or corporate entities owned or controlled by Mr. Dorrance: ABD Investments LP, 17,019,341 shares; Guillermo Investments, LLC, 27,876,085 shares; and Hank, Inc., 8,082 shares. Mr. Dorrance is deemed to be the beneficial owner of all shares shown above.
(3)	A director nominee. See note (d) on page 80.
(4)	The number of shares reported above is based solely on our review of a Schedule 13G/A filed by The Vanguard Group on February 9, 2022 regarding its holdings as of December 31, 2021. The Vanguard Group also reported that, as of December 31, 2021, it had sole dispositive power for 21,042,929 shares of our common stock, shared voting power for 319,224 shares of our common stock and shared dispositive power for 828,990 shares of our common stock.
(5)	The number of shares reported above is based solely on our review of a Schedule 13G filed by Blackrock, Inc. on February 7, 2022 regarding its holdings as of December 31, 2021. Blackrock, Inc. has also reported that, as of December 31, 2021, it had sole voting power for 15,139,221 shares of our common stock and sole dispositive power for 18,050,971 shares of our common stock.

Unless otherwise noted, the foregoing information relating to Principal Shareholders is based upon our stock records and data supplied to us by the holders as of October 3, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that each Campbell director and executive officer and any person who owns more than ten percent of Campbell stock report to the SEC, by a specified date, his or her transactions in Campbell stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed, we believe that during the fiscal year ended July 31, 2022, all reports required by Section 16(a) of the Exchange Act were filed on a timely basis except for two late reports, reporting one late transaction for each of Adam Ciongoli and Valerie Oswalt.

Campbell Soup Company   |   2022 Proxy Statement    81

OTHER INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

The table below summarizes the requirements for shareholders who wish to submit proposals or director nominations for the 2023 Annual Meeting of Shareholders. Shareholders are encouraged to consult Rule 14a-8 of the Exchange Act and our By-Laws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2023 Proxy Statement	Other proposals/nominees to be presented at the 2023 Annual Meeting*
Type of proposal	SEC rules permit shareholders to submit proposals for inclusion in our 2023 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act	Shareholders may present proposals or director nominations directly at the 2023 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article II, Sections 8 and 9 of our By-Laws**
When proposal must be received by Campbell	No later than June 20, 2023	No earlier than September 1, 2023, and no later than October 1, 2023
Where to send	By mail: Office of the Corporate Secretary, 1 Campbell Place, Camden, New Jersey 08103 By fax: (856) 342-3889
What to include	The information required by Rule 14a-8	The information required by our By-Laws**
*	Any proposal without the required notice will not be considered properly submitted under our By-Laws. Any proposal that is received by us after October 1, 2023, will not be considered filed on a timely basis under Rule 14a-4(c)(1). Proposals that are not properly submitted or timely filed will not be presented at the Annual Meeting. For proposals that are properly submitted and timely filed, SEC rules permit management to retain discretion to vote proxies we receive, provided that: (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (2) the proponent does not issue a proxy statement.

**	Our By-Laws are available in the corporate governance section of our website at www.investor.campbellsoupcompany.com.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for action at the meeting. If other matters come before the meeting, it is the intention of the directors’ proxy to vote on such matters in accordance with his or her best judgment.

*     *     *     *     *

By order of the Board of Directors,

Charles A. Brawley, III
Senior Vice President, Corporate Secretary
and Deputy General Counsel

Camden, New Jersey
October 18, 2022

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APPENDIX A

NON-GAAP FINANCIAL MEASURES

Campbell Soup Company uses certain non-GAAP financial measures, as defined by the Securities and Exchange Commission, in this proxy statement. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Management believes that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company’s historical operating results and trends in our underlying operating results and provides transparency on how we evaluate our business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Please see the Annual Report on Form 10-K for the fiscal year ended July 31, 2022 for a reporting of our financial results in accordance with GAAP. The non-GAAP measures included in this proxy statement that need to be reconciled are organic net sales, adjusted EBIT and adjusted EPS from continuing operations.

The following information is provided to reconcile the non-GAAP financial measures disclosed in this proxy statement to their most comparable GAAP measures.

Organic Net Sales

	2022			2021			% Change
(dollars in millions)	As Reported	Impact of Currency	Organic Net Sales	As Reported	Impact of Divestiture	Organic Net Sales	Net Sales, as Reported	Organic Net Sales
Net sales	$ 8,562	$(2)	$ 8,560	$ 8,476	$ (68)	$ 8,408	1%	2%

Items Impacting Earnings

	2022
(dollars in millions)	As Reported	Restructuring Charges, Implementation Costs and Other Related Costs	Pension and Postretirement Actuarial Losses	Commodity Mark-to- Market Losses	Loss on Debt Extinguishment	Adjusted
Earnings from continuing operations attributable to Campbell Soup Company	$ 757	$ 24	$ 33	$ 44	$ 3	$ 861
Add: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—
Add: Taxes on earnings	218	7	11	15	1	252
Add: Interest, net	188	—	—	—	(4)	184
Earnings before interest and taxes	$ 1,163	$ 31	$ 44	$ 59	$—	$ 1,297

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	2021
(dollars in millions)	As Reported	Restructuring Charges, Implementation Costs and Other Related Costs	Pension and Postretirement Actuarial Gains	Commodity Mark-to- Market Gains	Charges (Gains) Associated with Divestiture	Deferred Tax Charge	Adjusted
Earnings from continuing operations attributable to Campbell Soup Company	$ 1,008	$ 40	$ (155)	$(38)	$ (3)	$ 19	$ 871
Add: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Add: Taxes on earnings	328	13	(48)	(12)	14	(19)	276
Add: Interest, net	209	—	—	—	—	—	209
Earnings before interest and taxes	$ 1,545	$ 53	$(203)	$(50)	$ 11	$ —	$ 1,356
Adjusted EBIT percent change 2022/2021							(4%)

	2022	2021	EPS % Change
	Diluted EPS Impact	Diluted EPS Impact	2022/2021
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$ 2.51	$ 3.30
Restructuring charges, implementation costs and other related costs	.08	.13
Pension and postretirement actuarial losses (gains)	.11	(.51)
Commodity mark-to-market losses (gains)	.15	(.12)
Loss on debt extinguishment	.01	—
Gain associated with divestiture	—	(.01)
Deferred tax charge	—	.06
Adjusted Earnings from continuing operations attributable to Campbell Soup Company*	$ 2.85	$ 2.86	0%
*	The sum of individual per share amounts does not add due to rounding.

In 2022, Earnings from continuing operations attributable to Campbell Soup Company were impacted by the following:

●	$31 million ($24 million after tax, or $.08 per share) of restructuring charges, implementation costs and other related costs associated with restructuring and cost savings initiatives;
●	$44 million ($33 million after tax, or $.11 per share) of actuarial losses on pension and postretirement plans;
●	$59 million ($44 million after tax, or $.15 per share) of losses associated with unrealized mark-to-market adjustments on outstanding undesignated commodity hedges; and
●	$4 million ($3 million after tax, or $.01 per share) of a loss on the extinguishment of debt.

In 2021, Earnings from continuing operations attributable to Campbell Soup Company were impacted by the following:

●	$53 million ($40 million after tax, or $.13 per share) of restructuring charges, implementation costs and other related costs associated with restructuring and cost savings initiatives;
●	$203 million ($155 million after tax, or $.51 per share) of actuarial gains on pension and postretirement plans;
●	$50 million ($38 million after tax, or $.12 per share) of gains associated with unrealized mark-to-market adjustments on outstanding undesignated commodity hedges;
●	$11 million of a loss (and a gain of $3 million after tax, or $.01 per share) on the sale of the Plum baby food and snacks business; and
●	a $19 million ($.06 per share) deferred tax charge in connection with a legal entity reorganization as part of the continued integration of Snyder’s-Lance, Inc.

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APPENDIX B

CAMPBELL SOUP COMPANY

2022 Long-Term Incentive Plan

Effective: November 30, 2022

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CAMPBELL SOUP COMPANY

2022 LONG-TERM INCENTIVE PLAN

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ARTICLE I

PURPOSE AND EFFECTIVE DATE

§ 1.1 Purpose. The purpose of the Plan is to provide financial incentives for selected Employees of the Campbell Group and for the non-employee Directors of the Company, thereby promoting the long-term growth and financial success of the Campbell Group by (1) attracting and retaining employees and Directors of outstanding ability, (2) strengthening the Campbell Group’s capability to develop, maintain, and direct a competent management team, (3) providing an effective means for selected Employees and non-employee Directors to acquire and maintain ownership of Campbell Stock, (4) motivating Employees to achieve long-range Performance Goals and objectives, and (5) providing incentive compensation opportunities competitive with those of other major corporations.

§ 1.2 Effective Date and Expiration of Plan. The Plan was approved by Shareholders on November 30, 2022, which is the Effective Date. Unless earlier terminated by the Board pursuant to Section 11.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

ARTICLE II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have these meanings:

§ 2.1 “Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3.3.

§ 2.2 “Award” means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Performance Stock, unrestricted Campbell Stock, Restricted Stock Unit Award or Performance Unit Award.

§ 2.3 “Award Statement” means a written confirmation of an Award or an Award agreement under the Plan furnished to the Participant.

§ 2.4 “Board” means the Board of Directors of the Company.

§ 2.5 “Campbell Group” means the Company and all of its Subsidiaries on and after the Effective Date.

§ 2.6 “Campbell Stock” means the capital stock of the Company, par value $0.0375 per share (and any shares or other securities into which such Campbell Stock may be converted or into which it may be exchanged).

§ 2.7 “Cause” except for purposes of Article XII, with respect to any Participant, means (i) the definition of “Cause” as set forth in any individual employment agreement applicable to such Participant, or (ii) in the case of a Participant who does not have an individual employment agreement that defines Cause, then “Cause” means the termination of a Participant’s employment by reason of his or her (1) engaging in gross misconduct that is injurious to the Campbell Group, monetarily or otherwise, (2) material breach by the Participant of the Company’s Code of Business Conduct and Ethics or the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as applicable, as such codes may be amended from time to time (or any successor policies thereto), (3) misappropriation of funds, (4) willful misrepresentation to the directors or officers of the Campbell Group, (5) gross negligence in the performance of the Participant’s duties having an adverse effect on the business, operations, assets, properties or financial condition of the Campbell Group, (6) conviction of a crime involving moral turpitude, or (7) material breach of any employment agreement between the Participant and a member of the Campbell Group or any confidentiality, intellectual property, non-solicitation, non-competition or similar restrictive covenant in any agreement between the Participant and a member of the Campbell Group. The determination of whether a Participant’s employment was terminated for Cause shall be made by the Company in its sole discretion.

§ 2.8 “Change in Control” shall have the meaning ascribed to such term in Section 12.2 herein.

§ 2.9 “Code” means the Internal Revenue Code of 1986, as amended.

§ 2.10 “Committee” means the Compensation and Organization Committee of the Board, any successor committee thereto, a subcommittee thereof, or any other committee appointed from time to time by the Board to administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee under the Plan.

§ 2.11 “Company” means Campbell Soup Company and its successors and assigns.

§ 2.12 “Deferred Account” means an account established for a Participant under Section 10.1.

§ 2.13 “Deferred Compensation Plan” means any Campbell Soup Company Deferred Compensation Plan.

§ 2.14 “Director” means a member of the Board of Directors of the Company.

§ 2.15 “Effective Date” means November 30, 2022.

§ 2.16 “Employee” means an employee of the Campbell Group.

§ 2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

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§ 2.18 “Fair Market Value” means, as of any specified date, except as otherwise determined by the Committee, an amount equal to the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape on the specified date or, if no shares of Campbell Stock have been traded on any such dates, the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape as reported on the first day prior thereto on which shares of Campbell Stock were so traded. If shares of Campbell Stock are no longer traded on the New York Stock Exchange, “Fair Market Value” shall be determined in good faith by the Committee using other reasonable means.

§ 2.19 “Fiscal Year” means the fiscal year of the Company, which is the 52-or 53-week period ending on the Sunday closest to July 31.

§ 2.20 “Incentive Stock Option” means an option within the meaning of Section 422 of the Code, or any successor provision thereof.

§ 2.21 “Nonqualified Stock Option” means an option granted under the Plan other than an Incentive Stock Option.

§ 2.22 “Option” means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Campbell Stock.

§ 2.23 “Option Price” means the price at which Campbell Stock may be purchased under an Option as provided in Section 5.4, or in the case of a SAR granted under Section 5.8, the Fair Market Value of Campbell Stock on the date the SAR is awarded or such higher price established by the Committee at the time the SAR is awarded.

§ 2.24 “Participant” means an Employee or a non-employee Director to whom an Award has been made under the Plan or a Transferee.

§ 2.25 “Performance Goals” means goals established by the Committee pursuant to Section 4.4.

§ 2.26 “Performance Period” means a period of time over which performance is measured.

§ 2.27 “Performance Unit” means the unit of measure determined under Article IX by which is expressed the value of a Performance Unit Award.

§ 2.28 “Performance Unit Award” means an Award granted under Article IX.

§ 2.29 “Personal Representative” means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

§ 2.30 “Plan” means the Campbell Soup Company 2022 Long-Term Incentive Plan, as may be amended from time to time as provided herein.

§ 2.31 “Restricted Performance Stock” means Campbell Stock subject to Performance Goals.

§ 2.32 “Restricted Stock” means Campbell Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

§ 2.33 “Restricted Stock Award” means an Award granted under Article VI.

§ 2.34 “Restricted Stock Unit” means the unit of measure determined under Article VI by which is expressed the value of a Restricted Stock Unit Award.

§ 2.35 “Restricted Stock Unit Award” means an Award granted under Article VI.

§ 2.36 “Restriction Period” means a period of time determined under Section 6.2 during which Restricted Stock or Restricted Stock Units are subject to the terms and conditions provided in Section 6.3.

§ 2.37 “SAR” means a stock appreciation right granted under Section 5.8.

§ 2.38 “Shareholders” means the holders of shares of Campbell Stock.

§ 2.39 “Subsidiary” means a corporation or other entity the majority of the voting stock of which is owned directly or indirectly by the Company.

§ 2.40 “Transferee” means a person to whom a Participant has transferred his or her rights to an Award under the Plan in accordance with Section 11.1 and procedures and guidelines adopted by the Company.

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ARTICLE III

ADMINISTRATION

§ 3.1 Committee to Administer. The Plan shall be administered by the Committee. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) to the extent that Rule 16b-3 is applicable. However, the mere fact that a Committee member shall fail to qualify under the foregoing requirement shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by conference telephone call held in accordance with applicable law. Action may be taken without a meeting if written consent thereto is given in accordance with applicable law.

§ 3.2 Powers of Committee.

(a) The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. The Committee’s decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Employees who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, the number of shares to be subject to each Option and Restricted Stock Award, and the value of each Performance Unit.

(c) Subject to the express provisions of the Plan, the Committee shall have authority to provide for special terms for any Awards granted to Participants who are foreign nationals or who are employed by the Campbell Group outside of the United States of America in order to fairly accommodate for differences in local law, tax policy or custom, and to approve such supplements to or amendments, restatements or alternative versions of the Plan as the Committee may consider necessary or appropriate for such purposes (without affecting the terms of the Plan for any other purpose).

(d) The Committee shall determine and set forth in an Award Statement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Statement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate (i) the date on which any Option or SAR vests or may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award or Restricted Stock Unit Award, or (iii) the end of a Performance Period under a Performance Unit Award; provided, however, that, with respect to Awards that are subject to Section 409A of the Code, the Committee shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A of the Code.

§ 3.3 Delegation by Committee. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of the Board or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (a) to make Awards to Employees (i) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, or (ii) who are officers of the Company who are delegated authority by the Committee hereunder, unless in the cases of (i) and (ii) above, the delegation consists of at least two directors that satisfy the requirements of a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, or (b) to interpret the Plan or any Award, or (c) under Section 11.3 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times the Administrator appointed under this Section 3.3 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

ARTICLE IV

AWARDS

§ 4.1 Awards. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Campbell Stock, Restricted Stock Units and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. All Awards shall be subject to any current or future clawback policy of the Company, as applicable. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals.

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§ 4.2 Eligibility for Awards. An Award may be made to any Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee, his or her present and potential contributions to the success of the Campbell Group, the value of his or her services to the Campbell Group, and such other factors deemed relevant by the Committee. Non-employee Directors are eligible to receive Awards pursuant to Article VII.

§ 4.3 Shares Available Under the Plan.

(a) The Campbell Stock to be offered under the Plan pursuant to Options, SARs, Restricted Stock Unit Awards, Performance Units, and Restricted Stock and unrestricted Campbell Stock Awards must be Campbell Stock (i) authorized and unissued or (ii) previously issued and outstanding and reacquired by the Company. Subject to adjustment under Section 11.2, the number of shares of Campbell Stock that may be issued pursuant to Awards under the Plan (the “Section 4.3 Limit”) shall not exceed 12,000,000 shares. Not more than 12,000,000 shares of Campbell Stock shall be granted in the form of Incentive Stock Options.

(b) The Section 4.3 Limit shall be increased by shares of Campbell Stock that are subject to an Award under the Plan or the Campbell Soup Company 2015 Long-Term Incentive Plan, in either case, which for any reason is cancelled (excluding shares subject to an Option cancelled upon the exercise of a related SAR), cash-settled or terminated without having been exercised or paid. Notwithstanding the foregoing, the following shares of Campbell Stock shall not be available for reissuance under this Plan: (i) shares tendered in payment of the Option Price of Options or the exercise price of other Awards; (ii) shares withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the Option Price of an Option or the exercise price of other Awards; or (iii) shares acquired by the Company on the open market using the cash proceeds received by the Company from the exercise of Options granted under the Plan; or (iv) shares underlying an Option or SAR that are not delivered to the Participant due to the net settlement of such Option or SAR. For the avoidance of doubt, the share recycling restriction set forth in the immediately preceding sentence is also applicable to awards outstanding under the Campbell Soup Company 2015 Long-Term Incentive Plan.

§ 4.4 General Performance Goals. Prior to or during the beginning of a Performance Period the Committee will establish in writing one or more Performance Goals for the Company. The Performance Goals will be comprised of specified levels of one or more of the following performance criteria as the Committee may deem appropriate: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, economic profit, cash flow, return on assets, shareholder return, return on equity, return on capital or any other criteria as the Committee deems appropriate. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

§ 4.5 Awards in Lieu of Salary or Bonus. The Committee may, in its sole discretion, and on such terms and conditions as the Committee may prescribe, give Participants the opportunity to receive Awards in lieu of future salary, bonus or other compensation.

ARTICLE V

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

§ 5.1 Award of Stock Options. The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award Incentive Stock Options and Nonqualified Stock Options to any Employee.

§ 5.2 Period of Option; Vesting.

(a) An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.4. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Statement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

(b) Except as provided in Section 5.6, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an employee or Director of the Campbell Group. Unless the Committee provides otherwise, vesting of Awards granted hereunder will be suspended (and no vesting credit will be awarded) during any unpaid leave of absence and will resume on the date the Participant returns to employment on a regular schedule as determined by the Committee.

§ 5.3 Award Statement or Agreement. Each Option shall be evidenced by an Award Statement or an option agreement.

§ 5.4 Option Price, Exercise and Payment.

(a) The Option Price of Campbell Stock under each Option or SAR shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Campbell Stock at the date such Option or SAR is granted, as determined by the Committee. Subject to Section 11.2, the Committee may not (i) amend an Option or SAR to reduce its Option Price, (ii) cancel an

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Option or SAR in exchange for cash, other Awards or the re-grant of an Option or SAR with a lower Option Price than the original Option Price of the cancelled Option or SAR, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an Option or SAR without Shareholder approval.

(b) Vested Options may be exercised from time to time by giving written notice to the Treasurer of the Company, or his or her designee, specifying the number of shares of Campbell Stock to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Campbell Stock in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares of Campbell Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price. In addition, the Committee may in its sole discretion, determine such other acceptable form of valid consideration and method of payment for the payment of the Option Price. In accordance with Section 11.9 hereof, and in addition to and at the time of payment of the Option Price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise.

(c) In the event such Option Price is paid in whole or in part, with shares of Campbell Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Campbell Stock upon exercise of an Option until the Option Price is fully paid (other than pursuant to a broker-assisted cashless exercise).

§ 5.5 Limitations on Incentive Stock Options. Each provision of the Plan and each Award Statement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an “incentive stock option” as defined in Section 422 of the Code, and any provisions of the Award Statement thereof that cannot be so construed shall be disregarded.

§ 5.6 Termination of Employment. Subject to Article XII and except as provided in this Section 5.6, the Committee may, in its sole discretion, establish rules to govern the ability of a Participant to exercise any outstanding Options or SARs following the Participant’s termination of employment with the Campbell Group (whether by retirement, disability, death, or otherwise). If the employment of a Participant with the Campbell Group is terminated for Cause, any Options or SARs of such Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately.

§ 5.7 Shareholder Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Campbell Stock covered by an Option (including no rights to dividends or dividend equivalents) until the issuance of such shares to the Participant.

§ 5.8 Award of SARs.

(a) The Committee may award to the Participant a SAR related to the Option. The Committee may also award SARs that are unrelated to any Option.

(b) The SAR shall represent the right to receive payment in cash and/or Campbell Stock of an amount equal in value to the amount by which the Fair Market Value of one share of Campbell Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Option Price multiplied by the number of shares covered by the SAR.

(c) SARs awarded under the Plan shall be evidenced by an Award Statement or agreement between the Company and the Participant.

(d) The Committee may prescribe conditions and limitations on the exercise or transferability of any SAR. SARs may be exercised only when the value of a share of Campbell Stock exceeds the Option Price. Such value shall be determined in the manner specified in Section 5.8(b).

(e) A SAR shall be exercisable only by written notice to the Treasurer of the Company or his or her designee.

(f) To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the value of a share of Campbell Stock exceeds the Option Price, unless prior to such day the holder instructs the Treasurer otherwise in writing. Such value shall be determined in the manner specified in Section 5.8(b).

(g) Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Campbell Stock, or partly in cash and partly in Campbell Stock at the discretion of the Committee. The shares shall be valued in the manner specified in Section 5.8(b).

(h) Each SAR shall expire on a date determined by the Committee at the time of grant.

(i) A Participant shall have no rights as a Shareholder with respect to any shares of Campbell Stock covered by a SAR (including no rights to dividends or dividend equivalents) unless and until the issuance of such shares to the Participant.

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ARTICLE VI

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

§ 6.1 Award of Restricted Stock and Restricted Stock Units. The Committee may make Restricted Stock Awards and Restricted Stock Unit Awards to any Employee, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

§ 6.2 Restriction Period. At the time of making a Restricted Stock Award or Restricted Stock Unit Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award or Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for a Restricted Stock Award or Restricted Stock Unit Award, shall not be changed except as permitted by Section 6.3.

§ 6.3 Other Terms and Conditions of Restricted Stock Awards. Campbell Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award, unless the Participant has elected to defer pursuant to Section 10.1. The Participant shall have the right to vote such Restricted Stock and shall have all other Shareholder’s rights, with the exception that (a) the Participant will not be entitled to delivery of the stock certificate during the Restriction Period, (b) the Company will retain custody of the Restricted Stock during the Restriction Period, (c) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award and (d) any dividends paid with respect to shares of Campbell Stock subject to Restricted Stock Awards shall be subject to the same vesting terms as the related Restricted Stock and shall not be paid with respect to Restricted Stock until such shares vest. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.4.

§ 6.4 Dividend Equivalent Rights. Except as otherwise determined by the Committee and set forth in the applicable Award Statement, dividend equivalent rights shall be granted with respect to the shares of Campbell Stock underlying Restricted Stock Units (which may be accumulated in cash or additional Restricted Stock Units as provided in the applicable Award Statement); provided that any dividend equivalent rights shall be subject to the same vesting terms as the related Restricted Stock Units.

§ 6.5 Restricted Stock Unit Value. Each Restricted Stock Unit shall represent the right of a Participant to receive an amount equal to the value of the Restricted Stock Unit, determined in the manner established by the Committee at the time of the Award. Each Restricted Stock Unit shall have a maximum dollar value established by the Committee at the time of the Award (expressed as a stated amount or a formula). The measure of a Restricted Stock Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Campbell Stock.

§ 6.6 Payment Upon Vesting of Restricted Stock Units. Following the end of the Restriction Period, a Participant holding Restricted Stock Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Restricted Stock Units. Payment of Restricted Stock Units shall be made in cash, whether payment is made at the end of the Restriction Period or is deferred pursuant to Section 10.1, except that Restricted Stock Units which are measured using Campbell Stock shall be paid in Campbell Stock (except as otherwise provided in the Award Statement or award agreement). Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

§ 6.7 Award Statement or Agreement. Each Restricted Stock Award and each Restricted Stock Unit Award shall be evidenced by an Award Statement or an agreement.

§ 6.8 Termination of Employment. Subject to Article XII and except as provided in this Section 6.8, the Committee may, in its sole discretion, establish rules pertaining to the Restricted Stock Award or Restricted Stock Unit Award, including the treatment of any dividend equivalent rights, as applicable, in the event of termination of employment (by retirement, disability, death, or otherwise) of a Participant prior to the expiration of the Restriction Period. If the employment of a Participant with the Campbell Group is terminated for Cause, any non-vested Restricted Stock Awards or Restricted Stock Unit Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

§ 6.9 Payment for Restricted Stock or Restricted Stock Units. Restricted Stock Awards and Restricted Stock Unit Awards may be made by the Committee under which the Participant shall not be required to make any payment for the underlying Campbell Stock or, in the alternative, under which the Participant, as a condition to such Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Campbell Stock, determined as of the date such Award is made. If the latter, such purchase price shall be paid in cash as provided in the Award Statement.

ARTICLE VII

AWARDS FOR NON-EMPLOYEE DIRECTORS

§ 7.1 Award to Non-Employee Directors. The Board will approve the compensation of non-employee Directors and such compensation may consist of Awards under the Plan. The Board retains the discretionary authority to make Awards to non-employee Directors. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board deems appropriate. The Board may, in its sole discretion, subject to such terms and conditions as the Board may prescribe, give non-employee Directors the opportunity to receive Options in lieu of future cash compensation or other types of Awards.

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§ 7.2 Limitation on Awards. Anything to the contrary in this Article VII notwithstanding, the maximum aggregate dollar value of Awards as of the grant date made to any individual non-employee Director, when added to all cash compensation paid to such non-employee Director in respect of the non-employee Director’s service as a member of the Board for the calendar year, may not exceed $1,000,000 with respect to any one calendar year.

§ 7.3 Election by Non-employee Directors to Receive Campbell Stock. Notwithstanding Section 7.2, each non-employee Director may elect to receive all or a portion (in 10% increments) of any cash compensation in shares of Campbell Stock, which will be issued quarterly. Only whole numbers of shares will be issued. For purposes of computing the number of shares earned and their taxable value each quarter, the value of each share shall be equal to the Fair Market Value of a share of Campbell Stock on the last business day of the quarter. If a Participant dies prior to payment of all shares earned, the balance due shall be payable in full to the Participant’s designated beneficiary under the Deferred Compensation Plan, or, if none, to the Participant’s estate, in cash.

§ 7.4 No Right to Continuance as a Director. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, the Committee or the Administrator under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s Shareholders or (ii) to be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

ARTICLE VIII

UNRESTRICTED CAMPBELL STOCK AWARDS FOR EMPLOYEES

§ 8.1 The Committee may make awards of unrestricted Campbell Stock to Employees in recognition of outstanding achievements or as an additional award for Employees who receive Restricted Stock Awards or Restricted Stock Unit Awards when Performance Goals are exceeded.

ARTICLE IX

AWARD OF PERFORMANCE UNITS

§ 9.1 Award of Performance Units. The Committee may award Performance Units to any Employee. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

§ 9.2 Performance Period. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.

§ 9.3 Performance Measures. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals in accordance with Section 4.4.

§ 9.4 Performance Unit Value. Each Performance Unit shall have a maximum number of shares or dollar value established by the Committee at the time of the Award (expressed as a stated amount or a formula). Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Campbell Stock.

§ 9.5 Award Criteria. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

§ 9.6 Payment.

(a) Following the end of Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

(b) Payment of Performance Units shall be made in cash, whether payment is made at the end of the Performance Period or is deferred pursuant to Section 10.1, except that Performance Units which are measured using Campbell Stock shall be paid in Campbell Stock (except as otherwise provided in the Award Statement or award agreement). Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

§ 9.7 Termination of Employment.

(a) Subject to Article XII, a Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously in the employ of the Campbell Group at all times during the applicable Performance Period, except as may otherwise be determined by the Committee.

Campbell Soup Company   |   2022 Proxy Statement    B-9

(b) In the event that a Participant holding a Performance Unit ceases to be an employee of the Campbell Group following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Unit.

§ 9.8 Performance Unit Award Statements or Agreements. Each Performance Unit Award shall be evidenced by an Award Statement or agreement.

§ 9.9 Dividend Equivalent Rights. Except as otherwise determined by the Committee and set forth in the applicable Award Statement, dividend equivalent rights shall be granted with respect to the shares of Campbell Stock underlying Performance Units (which may be accumulated in cash or additional Performance Units as provided in the applicable Award Statement); provided that any dividend equivalent rights shall be subject to the same vesting terms as the related Performance Units.

ARTICLE X

DEFERRAL OF PAYMENTS

§ 10.1 Election to Defer. A Participant may elect to defer all or a portion of any related earned Performance Units, Restricted Stock Units or unrestricted Campbell Stock, pursuant to the terms of any Deferred Compensation Plan permitting such deferrals; provided, however, that the terms of any deferrals under this Section 10.1 shall comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. The value of the Performance Units, Restricted Stock Units or unrestricted Campbell Stock so deferred shall be allocated to a Deferred Account established for the Participant under such Deferred Compensation Plan.

ARTICLE XI

MISCELLANEOUS PROVISIONS

§ 11.1 Limits as to Transferability. No Awards made under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution, except as otherwise permitted by the Committee; provided, that any permitted transfer shall be for no consideration. Any transfer contrary to this Section 11.1 will nullify the Award.

§ 11.2 Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, reverse stock split, stock dividend, extraordinary dividend, distribution, combination of shares, merger, consolidation, spin-off, split-up, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments shall be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in (i) the maximum aggregate number and kind of shares referred to in Section 4.3, (ii) the number and kind of shares subject to outstanding Awards, (iii) the exercise price or purchase price, if any, of any outstanding Award and (iv) any other terms and conditions of any outstanding Award that are affected by the event (including, without limitation, any applicable performance targets or criteria with respect thereto), in each case as determined by the Committee. Any such adjustments made by the Committee pursuant to this Section 11.2 shall be conclusive and binding for all purposes under the Plan.

§ 11.3 Amendment, Suspension, and Termination of Plan.

(a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without Shareholder approval, (i) except as provided in Section 11.2, increase the number of shares of Campbell Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees eligible to participate in the Plan, (iv) materially change the method of determining the Option Price; (v) delete or limit the provision in Section 5.4 prohibiting the repricing of Options or SARs; or (vi) extend the termination date of the Plan. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, Restricted Stock Units, or Performance Units without the consent of the Participant affected thereby.

(b) The Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be vested or exercised, to remove the restrictions on Restricted Stock Unit Awards or shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

(c) Anything to the contrary in the foregoing notwithstanding, the Board shall have broad authority to amend the Plan without the consent of a Participant to the extent the Board deems necessary or advisable (i) to comply with, or take into account changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations or (ii) to ensure that an Award is not subject to interest or penalties under Section 409A of the Code.

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§ 11.4 Non-uniform Determinations. The Committee’s determinations under the Plan, including without limitation, (i) the determination of the Employees to receive Awards, (ii) the form, amount, and timing of such Awards, (iii) the terms and provisions of such Awards and (iv) the Award Statements evidencing the same, need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees are similarly situated.

§ 11.5 General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Campbell Stock subject or related thereto upon any securities exchange or under any state or federal law (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

§ 11.6 No Right To Employment. None of the actions of the Company in establishing the Plan, the action taken by the Company, the Board, the Committee or the Administrator under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Company to retain any person in the employ of the Campbell Group, or (ii) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee for any period of time or at any particular rate of compensation.

§ 11.7 Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Statement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.

§ 11.8 Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company’s general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

§ 11.9 Taxes. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. The Company or any Subsidiary, as appropriate, shall have the right to require any Participant entitled to receive a payment in respect of an Award to remit to the Company or any Subsidiary, prior to such payment or other event that results in taxable income in respect of an Award, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in shares of Campbell Stock, the Company or the Subsidiary, as appropriate, may permit such individual to satisfy, in whole or in part, such obligation to remit the applicable taxes by (a) tendering shares of Campbell Stock to the Company, (b) by directing the Company to withhold shares of Campbell Stock that would otherwise be received by such Participant in respect of such Award or (c) or such other method as determine by the Committee, in each case, to satisfy applicable withholding rates for any applicable tax withholding purposes, in accordance with applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payments are made in connection with an Award) any applicable taxes required to be withheld in connection with an Award.

§ 11.10 Section 409A of the Code. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Statements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. If any provision of the Plan or an Award Statement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or any Award Statement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Statement upon a termination of service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Statement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments pursuant to this Plan or any Award granted hereunder shall be treated as a right to receive a series of separate and distinct payments. For the avoidance of doubt, any tranche of shares of Campbell Stock subject to vesting under any Award shall be considered a right to receive a series of separate and distinct payments. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

Campbell Soup Company   |   2022 Proxy Statement    B-11

ARTICLE XII

CHANGE IN CONTROL OF THE COMPANY

§ 12.1 Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XII shall govern and supersede any inconsistent terms or provisions of the Plan.

§ 12.2 Definitions.

(a) Change in Control. For purposes of the Plan, “Change in Control” shall mean any of the following events:

(i) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided, however, that for purposes of this Section 12.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(ii) The individuals who, as of November 30, 2022, are members of the Board (the “Incumbent Board”), cease for any reason to constitute more than fifty percent of the Board; provided, however, that if the election, or nomination for election by the Company’s Shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) The consummation of a merger or consolidation involving the Company if the Shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation; or

(iv) Approval by Shareholders of the Company of a complete liquidation or dissolution of the Company or the consummation of a sale or other disposition (in one transaction or a series of related transactions) of more than fifty percent (50%) of the assets of the Company; or

(v) The consummation of a share exchange transaction whereby the Shareholders of the Company, immediately before such transaction, do not own, directly or indirectly immediately following such transaction, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such transaction.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the Shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any “Grandfathered Dorrance Family Shareholder” (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareholder but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the “Standstill Agreement”) and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, “Grandfathered Dorrance Family Shareholder” shall mean at any time a “Dorrance Family Shareholder” (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareholder, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareholders at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareholder by any “Dorrance Grandchild” (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A “Dorrance Family Shareholder” who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareholder at the time in question. For purposes of this Section, “Dorrance Family Shareholders” shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A “Dorrance Grandchild” means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild’s descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild’s descendants.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control

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would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Notwithstanding anything contained in this Plan to the contrary, with respect to an Award that is subject to Section 409A of the Code and payment or settlement of the Award will accelerate upon a Change in Control, no event set forth in an Award Statement or other agreement applicable to a Participant or in clauses (a)(i)-(v) of this Section 12.2 shall constitute a Change in Control for purposes of the Plan and any Award unless such event also constitutes a “change in ownership”, “change in effective control” or “change in the ownership of a substantial portion of the company’s assets” as defined under Section 409A of the Code and the regulations and guidance promulgated thereunder.

Notwithstanding anything contained in this Plan to the contrary, if a Participant’s employment is terminated by the Company without Cause within one year prior to a Change in Control and such termination (i) was at the request of a third party who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of, a Change in Control, then for purposes of this Article XII only, the date of a Change in Control shall mean the date immediately prior to the date of such Participant’s termination of employment.

(b) Cause. For purposes of this Article XII only, with respect to any Participant, (i) “Cause” shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Cause, then Cause shall mean the termination of a Participant’s employment by reason of his or her (A) conviction of a felony or (B) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Campbell Group, monetarily or otherwise. No act, nor failure to act, on the Participant’s part, shall be considered “willful” unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Campbell Group.

(c) Good Reason. For purposes of this Article XII, with respect to any Participant, (i) “Good Reason” shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason shall mean any of the following events or conditions:

(A) a reduction in the Participant’s base salary or any failure to pay the Participant any compensation or benefits to which he or she is entitled within thirty (30) days of the date due;

(B) the Campbell Group’s requiring the Participant to be based at any place outside a 50-mile radius from his or her site of employment prior to the Change in Control, except for reasonably required travel on the Campbell Group’s business which is not greater than such travel requirements prior to the Change in Control;

(C) the failure by the Campbell Group to provide the Participant with compensation and benefits, in the aggregate, substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under compensation or employee benefit plans, programs and practices as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

(D) any purported termination of the Participant’s employment for Cause which does not comply with the requirements of the definition of “Cause” as set forth in Section 12.2(b); or

(E) the failure of the Company to obtain an agreement from any successor or assign of the Company to assume and agree to perform the Plan.

§ 12.3 Effect of Change in Control on Certain Awards.

(a) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan; provided, that, unless otherwise provided in an Award Statement, the performance conditions applicable to Restricted Performance Stock or Performance Units shall be deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee in its discretion, and such Award shall remain subject only to time-based vesting over the remainder of the applicable Performance Period.

(b) If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then (i) all outstanding Options and SARs shall become immediately and fully vested and exercisable, (ii) all outstanding Restricted Stock and Restricted Stock Units shall become fully vested and all restrictions will immediately lapse, and (iii) the performance conditions applicable to Restricted Performance Stock or Performance Units shall be deemed achieved (A) for any completed performance period, based on actual performance, or (B) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee in its discretion, and a Participant shall become vested in, and restrictions shall lapse on, such Restricted Performance Stock or Performance Units held by such Participant.

Campbell Soup Company   |   2022 Proxy Statement    B-13

(c) Notwithstanding anything in Section 12.3(a) or 12.3(b), if Awards are not continued, assumed or substituted, the Committee may, in its sole discretion, provide for a cash payment to be made to a Participant for the outstanding Awards upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards (which measure may, for the avoidance of doubt, provide for the cancellation of such Awards, including out-of-the-money Awards for which the cash payment is $0). In the case of Options and SARs or similar Awards, the fair market value may equal the excess, if any, of the value or amount of the consideration to be received in the Change in Control by the holders of the Company’s securities relating to such Awards over the aggregate Option Price of such Awards or portion thereof being canceled, or if there is no such excess, zero. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code which is assumed by the Acquiror shall be adjusted in a manner to preserve such status.

(d) If the employment of a Participant with the Campbell Group is terminated (A) without Cause (as defined in Section 12.2(b)) or (B) by the Participant for Good Reason, in either case within twenty-four (24) months following a Change in Control, then all outstanding Awards that were granted prior to the Change in Control shall become immediately and fully exercisable (or in the case of Restricted Stock and Restricted Stock Units, fully vested and all restrictions will immediately lapse).

(e) If the employment of a Participant with the Campbell Group is terminated for Cause within twenty-four (24) months following a Change in Control, then any Options or SARs of such Participant shall expire, and any non-vested Restricted Stock, Restricted Performance Stock, Restricted Stock Units or Performance Units shall be forfeited, and any rights under such Awards shall terminate immediately.

(f) Outstanding Options or SARs which vest in accordance with Section 12.3, may be exercised by the Participant in accordance with Section 5.6; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 12.3(d) may exercise a SAR or an Option at any time within three years after such termination (or such longer period of time as provided in the applicable Award Statement or under rules established by the Committee), except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

§ 12.4 Amendment or Termination. (a) This Article XII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

(b) For a period of twenty-four (24) months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan). Any amendment or termination of the Plan prior to a Change in Control which (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

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MEETING INFORMATION

LOCATION	ADMISSION

via Live Webcast at: http://www.meetnow.global/CPB2022

To attend the live webcast of the meeting, vote your shares and examine the Company’s share list, you will need the 15-digit control number found on your Notice of Availability, your proxy card or on the instructions that accompany your proxy materials

If you encounter any difficulties accessing the live webcast of the meeting in advance or during the meeting time, please call (888) 724-2416 (toll-free) or (781) 575-2748 (international).

Responsibility. To connect to our Corporate Responsibility Report, go to www.campbellcsr.com.	Twitter. Follow us @CampbellSoupCo for tweets about our company, programs and brands.	Careers. To explore career opportunities, visit us at careers.campbellsoupcompany.com.

Instagram. Follow us @CampbellSoupCo for stories about our company and brands.	On the Web. Visit us at www.campbellsoupcompany.com for company news and information.	Hungry? Visit us at www.campbellskitchen.com for mouthwatering recipes.

The papers utilized in the production of this proxy statement are all certified for Forest Stewardship Council (FSC®) standards, which promote environmentally appropriate, socially beneficial and economically viable management of the world’s forests. This proxy statement was printed by DG3 North America. DG3’s facility uses exclusively vegetable based inks, 100% renewable wind energy and releases zero VOCs into the environment.

Campbell's

1 Campbell Place, Camden, NJ 08103-1799 • investor.campbellsoupcompany.com

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/cpb or scan the QR code — login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/cpb

2022 Annual Meeting Proxy Card
▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
A	Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 and 6.
1.	The election of thirteen directors, each for a one-year term expiring at the 2023 Annual Meeting of Shareholders
		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain
01 -	Fabiola R. Arredondo	☐	☐	☐	06 -	Maria Teresa (Tessa) Hilado	☐	☐	☐	11 -	Keith R. McLoughlin	☐	☐	☐

02 -	Howard M. Averill	☐	☐	☐	07 -	Grant H. Hill	☐	☐	☐	12 -	Kurt T. Schmidt	☐	☐	☐

03 -	John P. (JP) Bilbrey	☐	☐	☐	08 -	Sarah Hofstetter	☐	☐	☐	13 -	Archbold D. van Beuren	☐	☐	☐

04 -	Mark A. Clouse	☐	☐	☐	09 -	Marc B. Lautenbach	☐	☐	☐

05 -	Bennett Dorrance, Jr.	☐	☐	☐	10 -	Mary Alice D. Malone	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023.	☐	☐	☐	3.	To vote on an advisory resolution to approve the fiscal 2022 compensation of our named executive officers, commonly referred to as a “say on pay” vote.	☐	☐	☐

4.	To approve the Campbell Soup Company 2022 Long-Term Incentive Plan.	☐	☐	☐	5.	To vote on a shareholder proposal regarding a report on certain supply chain practices.	☐	☐	☐

6.	To vote on a shareholder proposal regarding a report on how the company’s 401(k) retirement fund investments contribute to climate change.	☐	☐	☐

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CAMPBELL SOUP COMPANY
The 2022 Annual Meeting of Shareholders will be held on
Wednesday, November 30, 2022 at 9:00 a.m. Eastern Time, virtually via the internet at www.meetnow.global/cpb2022.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/cpb

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/cpb
▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – CAMPBELL SOUP COMPANY

This Proxy is Solicited on Behalf of the Board of Directors for the 2022 Annual Meeting on November 30, 2022

The undersigned hereby appoints Mark A. Clouse, or, in his absence, Adam G. Ciongoli, or in the absence of both of them, Charles A. Brawley, III, and each or any of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote, at the 2022 Annual Meeting of Shareholders of Campbell Soup Company to be held at 9:00 a.m., Eastern Time on November 30, 2022, virtually via the internet at www.meetnow.global/cpb2022, and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof. If the undersigned is a participant in the Campbell Soup Company 401(K) Retirement Plan (the “Plan”), then the undersigned hereby directs the respective trustee of the Plan to vote all shares of Campbell Soup Company Stock in the undersigned’s Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof.

Your shares will be voted as recommended by the Board of Directors (or, in the case of shares held in the Plan, will be voted at the discretion of the trustee) unless you otherwise indicate in which case they will be voted as marked.

To vote in accordance with the Board of Directors’ recommendations just sign the reverse side; no boxes need to be marked. If you do not vote by telephone or over the Internet, please fold and return your proxy card promptly using the enclosed envelope.

(Items to be voted appear on reverse side)

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C	Non-Voting Items
Change of Address — Please print new address below.

Online Go to www.envisionreports.com/cpb or scan the QR code — login details are located in the shaded bar below.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Campbell Soup Company 2022 Annual Meeting of Shareholders to be Held on November 30, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders, including the Form 10-K, are available at:

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/cpb.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 20, 2022 to facilitate timely delivery.

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Shareholder Meeting Notice

Campbell Soup Company’s 2022 Annual Meeting of Shareholders will be held on Wednesday, November 30, 2022 at 9:00 a.m. Eastern Time, virtually via the internet at www.meetnow.global/cpb2022. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Election of Directors – The Board of Directors recommends a vote FOR all nominees listed.
1. The election of thirteen directors, each for a one-year term expiring at the 2023 Annual Meeting of Shareholders:
01 - Fabiola R. Arredondo
02 - Howard M. Averill
03 - John P. (JP) Bilbrey
04 - Mark A. Clouse
05 - Bennett Dorrance, Jr.
06 - Maria Teresa (Tessa) Hilado
07 - Grant H. Hill
08 - Sarah Hofstetter
09 - Marc B. Lautenbach
10 - Mary Alice D. Malone
11 - Keith R. McLoughlin
12 - Kurt T. Schmidt
13 - Archbold D. van Beuren

Management Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023.
3. To vote on an advisory resolution to approve the fiscal 2022 compensation of our named executive officers, commonly referred to as a “say on pay” vote.
4. To approve the Campbell Soup Company 2022 Long-Term Incentive Plan.

Shareholder Proposals – The Board of Directors recommend a vote AGAINST Proposals 5 and 6.
5. To vote on a shareholder proposal regarding a report on certain supply chain practices.
6. To vote on a shareholder proposal regarding a report on how the company’s 401(k) retirement fund investments contribute to climate change.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests for an email or paper copy of the proxy materials can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
—	Internet – Go to www.envisionreports.com/cpb. Click Cast Your Vote or Request Materials.
—	Phone – Call us free of charge at 1-866-641-4276.
—	Email – Send an email to investorvote@computershare.com with “Proxy Materials Campbell Soup Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state whether you want a paper copy or email copy of the meeting materials. You can also state your preference for a paper copy or email copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by November 20, 2022.